UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21318

Name of Fund: BlackRock Corporate High Yield Fund, Inc. (HYT)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Corporate

High Yield Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1  – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Core Bond Trust (BHK)

BlackRock Corporate High Yield Fund, Inc. (HYT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each of BlackRock Core Bond Trust’s and BlackRock Corporate High Yield Fund, Inc.’s (each, a “Trust” and together, the “Trusts”) investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2019

		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Fund	Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BlackRock Core Bond Trust	BHK	$0.252569	$—	$—	$0.077831	$0.330400	76%	0%	0%	24%	100%
BlackRock Corporate High Yield Fund, Inc.	HYT	0.304901	—	—	0.078699	0.383600	79	0	0	21	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, BHK distributes a fixed amount of $0.0676 per share on a monthly basis and HYT distributes a fixed amount of $0.0779 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of December 31, 2019	BlackRock Core Bond Trust

Trust Overview

BlackRock Core Bond Trust’s (BHK) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing at least 75% of its managed assets in bonds that are investment grade quality at the time of investment. The Trust’s investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, Fitch Ratings (“Fitch”) or another nationally recognized rating agency or bonds that are unrated but judged to be of comparable quality by the investment adviser. The Trust may invest up to 10% of its managed assets in bonds issued in foreign currencies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

On September 5, 2019, the Board of Trustees of the Trust approved a change in the fiscal year end of the Trust, effective as of December 31, 2019, from August 31 to December 31.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BHK
Initial Offering Date	November 27, 2001
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($14.58)(a)	5.56%
Current Monthly Distribution per Common Share(b)	$0.0676
Current Annualized Distribution per Common Share(b)	$0.8112
Leverage as of December 31, 2019(c)	25%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$14.58	$12.20	19.51%	$14.72	$12.17
Net Asset Value	15.32	13.45	13.90	15.85	13.45

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of December 31, 2019 (continued)	BlackRock Core Bond Trust

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	20.32%	8.69%	6.86%
Trust at Market Price(a)(b)	26.24	10.00	8.30
Reference Benchmark(c)	13.76	6.02	4.62
Bloomberg Barclays U.S. Long Government/Credit Index(d)	19.59	8.07	5.42
Bloomberg Barclays Intermediate Credit Index(e)	9.52	4.33	3.50
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	14.32	6.36	6.14
Bloomberg Barclays CMBS, Eligible for U.S. Aggregate(g)	8.29	4.09	3.31
Bloomberg Barclays MBS Index(h)	6.35	3.25	2.58
Bloomberg Barclays ABS Index(i)	4.53	2.61	2.22

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Long Government/Credit Index (40%); Bloomberg Barclays Intermediate Credit Index (24%); Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (16%); Bloomberg Barclays CMBS, Eligible for U.S. Aggregate Index (8%); Bloomberg Barclays MBS Index (8%); and Bloomberg Barclays ABS Index (4%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

This unmanaged index is the long component of the Bloomberg Barclays U.S. Government/Credit Index. This unmanaged index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

(e)

This unmanaged index is the intermediate component of the Bloomberg Barclays U.S. Credit Index. The Bloomberg Barclays U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

(f)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(g)	This unmanaged index is the CMBS component of the Bloomberg Barclays U.S. Aggregate Index.
(h)

This unmanaged index is a market value-weighted index, which covers the mortgage-backed securities component of the Bloomberg Barclays U.S. Aggregate Bond Index. The unmanaged index is comprised of agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

(i)	This unmanaged index is the asset-backed securities component of the Bloomberg Barclays U.S. Aggregate Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BHK is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance over the period came from its allocations to credit, including high yield corporate bonds, capital securities, and investment grade corporate bonds. Within securitized assets, holdings of commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) added to performance.

The principal detractors from the Trust’s absolute performance were its exposures to U.S. Treasuries, agency collateralized mortgage obligations, and taxable and tax-exempt municipal bonds.

Derivatives are utilized by the Trust in order to manage and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the portfolio. During the period, the Trust’s use of derivatives detracted from performance.

Describe recent portfolio activity.

Over the reporting period, the Trust significantly increased its allocation to U.S. Treasuries, primarily through the use of Treasury futures. The Trust also significantly increased exposure to 30-year mortgage-backed security (“MBS”) pass-throughs. Lastly, the Trust trimmed its non-U.S. dollar exposure.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock Core Bond Trust

Describe portfolio positioning at period end.

At period end, the Trust maintained a diversified exposure within non-government spread sectors, including investment grade corporate credit, high yield corporate credit, CMBS, and ABS. The Trust also held exposure to government-related sectors such as U.S. Treasury securities, agency debt and agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19	08/31/19
Corporate Bonds	43%	47%
U.S. Government Sponsored Agency Securities	20	13
U.S. Treasury Obligations	15	17
Preferred Securities	8	8
Asset-Backed Securities	5	5
Non-Agency Mortgage-Backed Securities	3	3
Municipal Bonds	2	2
Floating Rate Loan Interests	2	1
Foreign Agency Obligations	2	2
Short-Term Securities	1	2
Options Purchased	— (a)	1
Options Written	(1)	(1)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

	12/31/19	08/31/19
AAA/Aaa(d)	37%	32%
AA/Aa	4	4
A	13	14
BBB/Baa	24	27
BB/Ba	10	11
B	8	8
CCC/Caa	2	2
N/R	2	2

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities, Options Purchased and Options Written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

TRUST SUMMARY	7

Trust Summary as of December 31, 2019	BlackRock Corporate High Yield Fund, Inc.

Trust Overview

BlackRock Corporate High Yield Fund, Inc.’s (HYT) (the “Trust”) primary investment objective is to provide shareholders with current income. The Trust’s secondary investment objective is to provide shareholders with capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of fixed income securities which are rated at the time of investment to be below investment grade or, if unrated, are considered by the investment adviser to be of comparable quality. The Trust may invest directly in fixed income securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

On September 5, 2019, the Board of Trustees of the Trust approved a change in the fiscal year-end of the Trust, effective as of December 31, 2019, from August 31 to December 31.

Trust Information

Symbol on NYSE	HYT
Initial Offering Date	May 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($11.20)(a)	8.35%
Current Monthly Distribution per Common Share(b)	$0.0779
Current Annualized Distribution per Common Share(b)	$0.9348
Leverage as of December 31, 2019(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings as a percentage of total managed assets, which is the total assets of the Trust, (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$11.20	$9.28	20.69%	$11.37	$9.21
Net Asset Value	11.91	10.69	11.41	11.99	10.69

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of December 31, 2019 (continued)	BlackRock Corporate High Yield Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	20.95%	8.58%	7.76%
Trust at Market Price(a)(b)	31.02	9.55	8.38
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(c)	14.32	6.36	6.14

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

An unmanaged index (the “Reference Benchmark”) comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

HYT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The technology, cable & satellite and health care sectors were the largest absolute contributors to the Trust’s return over the period. Notably, each sector within the high yield corporate bond market posted a positive return for the 12 months. By credit rating, the Trust’s allocation to B-rated bonds was the largest contributor to return over the period. Bonds rated BB were another meaningful contributor despite an underweight to the category, as higher quality bonds led performance. From an asset allocation perspective, the Trust’s core allocation to high yield corporate bonds led positive contributions, while a smaller tactical position in floating rate loan interests (“bank loans”) was also additive.

As the high yield market provided strong positive returns in 2019, there were no meaningful absolute detractors from portfolio performance.

Describe recent portfolio activity.

While key positioning themes remained broadly consistent, the investment adviser tactically navigated sector- and issuer-level positioning to take advantage of market opportunities. The Trust reduced its bank loan exposure throughout the period as more interesting relative value developed in high yield bonds. Liquid product usage was active over the period across total return swaps, high yield exchange-traded funds and indexed credit default swap vehicles. The Trust reduced its exposure to energy throughout the period while focusing more on technology, aerospace and banking names.

Describe portfolio positioning at period end.

At period end, the Trust remained underweight BB-rated credits and overweight select CCCs. That said, the Trust maintained an underweight to the highest-yielding portion of the market that contains a larger concentration of stressed assets. The investment adviser continued to hold tactical allocations to bank loans and collateralized loan obligations, albeit at reduced levels. The largest sector weights were to technology, aerospace & defense and banking. Within energy, the Trust was focused on the independent energy and midstream segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of December 31, 2019 (continued)	BlackRock Corporate High Yield Fund, Inc.

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19		08/31/19
Corporate Bonds	83%		85%
Floating Rate Loan Interests	9		9
Preferred Securities	4		4
Investment Companies	2		—
Common Stocks	1		1
Asset-Backed Securities	1		1
Other	—	(a)	—	(a)

(a)	Representing less than 1% of the Trust’s total investments and Other may include Other Interests, Short-Term Securities, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (a)(b)

	12/31/19	08/31/19
BBB/Baa	7%	4%
BB/Ba	41	36
B	39	43
CCC/Caa	10	15
N/R	3	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes Short-Term Securities, Options Purchased and Options Written.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 6.3%
ALM VI Ltd.(a)(b):
(3 mo. LIBOR US + 2.70%), 4.70%, 07/15/26	USD	1,000	$987,673
Series 2012-6A, Class BR3, (3 mo. LIBOR US + 1.75%), 3.75%, 07/15/26		1,000	980,876
ALM XII Ltd., Series 2015-12A, Class C1R2, (3 mo. LIBOR US + 2.65%), 4.65%, 04/16/27(a)(b)		545	544,992
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 4.70%, 07/15/27(a)(b)		2,080	2,014,172
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.20%), 5.19%, 10/13/30		720	716,752
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 4.94%, 07/28/28		1,000	995,148
Battalion CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.45%), 5.39%, 01/24/29(a)(b)		1,000	993,977
Benefit Street Partners CLO X Ltd., Series 2016-10A, Class CR, (3 mo. LIBOR US + 3.50%), 5.50%, 01/15/29(a)(b)		815	809,044
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 9.53%, 10/20/32(a)(b)		250	249,947
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, (3 mo. LIBOR US + 3.35%), 5.26%, 11/23/25(a)(b)		3,000	3,000,000
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.35%), 5.26%, 08/14/30(a)(b)		1,000	977,702
CarVal CLO II Ltd., Series 2019-1A(a)(b):
Class D, (3 mo. LIBOR US + 4.15%), 6.12%, 04/20/32		500	498,622
Class E, (3 mo. LIBOR US + 6.75%), 8.72%, 04/20/32		400	380,197
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 8.71%, 07/20/32(a)(b)		500	477,458
CarVal CLO Ltd., Series 2018-1A, Class E, 7.77%, 07/16/31(a)(c)		500	469,258
CIFC Funding II Ltd., Series 2015-2A, Class DR, 4.45%, 04/15/27(a)(c)		500	499,992
Countrywide Asset-Backed Certificates, Series 2006-13, Class 3AV2, (1 mo. LIBOR US + 0.15%), 1.94%, 01/25/37(b)		41	41,447
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 4.65%, 04/18/31(a)(b)		1,250	1,189,243
Dryden Senior Loan Fund, Series 2015-41A, Class AR, (3 mo. LIBOR US + 0.97%), 2.96%, 04/15/31(a)(b)		2,550	2,530,500
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, (3 mo. LIBOR US + 3.15%), 5.06%, 08/15/30(a)(b)		1,000	972,031
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.82%, 10/15/32(a)(b)		1,500	1,499,767
Galaxy CLO XXIX Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 4.31%, 11/15/26(a)(b)		805	804,986
Highbridge Loan Management, Series 3A-2014, Class CR, (3 mo. LIBOR US + 3.60%), 5.60%, 07/18/29(a)(b)		1,000	1,000,035

Security		Par (000)	Value

Asset-Backed Securities (continued)
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 5.57%, 10/20/26(a)(b)	USD	3,750	$3,750,029
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 8.37%, 01/20/29(a)(b)		250	243,111
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.14%, 01/27/26(a)(b)		1,800	1,795,677
Nelnet Student Loan Trust, Series 2006-1, Class A5, (3 mo. LIBOR US + 0.11%), 2.02%, 08/23/27(b)		168	167,314
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 5.05%, 10/15/29(a)(b)		1,000	978,802
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class DRR, (3 mo. LIBOR US + 2.75%), 4.70%, 01/22/30(a)(b)		500	480,404
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 6.10%, 11/20/27(a)(b)		1,160	1,161,210
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 9.12%, 01/21/30(a)(b)		595	603,527
OHA Loan Funding Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 3.75%), 5.72%, 01/20/28(a)(b)		2,500	2,481,290
OZLM Funding III Ltd., Series 2013-3A, Class BRR, (3 mo. LIBOR US + 2.70%), 4.57%, 01/22/29(a)(b)(d)		1,500	1,500,000
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 5.15%, 10/17/29(a)(b)		875	845,732
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 5.30%, 01/15/29(a)(b)		1,000	951,085
OZLM XXI, Series 2017-21A, Class C, (3 mo. LIBOR US + 2.67%), 4.64%, 01/20/31(a)(b)		1,000	949,524
Palmer Square Loan Funding Ltd.(a)(b):
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 6.22%, 01/20/27		1,000	989,322
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 5.30%, 08/20/27		750	749,327
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 5.19%, 10/24/27		250	250,004
Regatta VI Funding Ltd., Series 2016-1A, Class ER, (3 mo. LIBOR US + 5.00%), 6.97%, 07/20/28(a)(b)		250	238,981
Rockford Tower CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.25%, 04/15/29(a)(b)		1,750	1,696,471
SLM Private Education Loan Trust, Series 2014-A, Class B, 3.50%, 11/15/44(a)		500	506,351
Sound Point CLO XIV Ltd., Series 2016-3A, Class D, (3 mo. LIBOR US + 3.85%), 5.78%, 01/23/29(a)(b)		1,550	1,542,009
Sterling Coofs Trust(a)(d):
Series 2004-1, Class A, 2.36%, 04/15/29		1,953	72,646
Series 2004-2, Class Note, 2.08%, 03/30/30		1,740	67,414
Structured Asset Securities Corp., Series 2002-AL1, Class A2, 3.45%, 02/25/32		311	300,061

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
TCI-Flatiron CLO Ltd., Series 2016-1A, Class DR, 5.80%, 07/17/28(a)(c)	USD	635	$635,076
TICP CLO VI Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 7.75%, 07/17/31(a)(b)		537	495,713
TICP CLO X Ltd., Series 2018-10A, Class E, (3 mo. LIBOR US + 5.50%), 7.47%, 04/20/31(a)(b)		250	231,731
TRESTLES CLO II Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 5.59%, 07/25/29(a)(b)		250	248,385
Voya CLO Ltd., Series 2017-3A, Class C, (3 mo. LIBOR US + 3.55%), 5.52%, 07/20/30(a)(b)		1,000	1,001,207
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.22%, 07/20/28(a)(b)		1,185	1,183,316
York CLO Ltd.(a)(b):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.57%, 10/20/29		1,750	1,753,889
Series 2016-2A, Class D, (3 mo. LIBOR US + 4.10%), 6.07%, 01/20/30		1,500	1,498,299

Total Asset-Backed Securities — 6.3% (Cost — $51,633,211)			52,001,726

Corporate Bonds — 62.5%

Aerospace & Defense — 1.7%
Amsted Industries, Inc., 5.63%, 07/01/27(a)		95	100,700
Arconic, Inc., 5.13%, 10/01/24		680	741,200
Bombardier, Inc.(a):
8.75%, 12/01/21		369	404,286
5.75%, 03/15/22		62	64,034
6.00%, 10/15/22		6	5,998
6.13%, 01/15/23		204	209,202
7.50%, 12/01/24		82	86,152
7.50%, 03/15/25		222	228,935
7.88%, 04/15/27		933	959,824
Eaton Corp., 4.15%, 11/02/42		500	559,508
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(a)(e)		456	477,446
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		368	393,760
Lockheed Martin Corp., 4.09%, 09/15/52		1,410	1,654,483
Moog, Inc., 4.25%, 12/15/27(a)		93	94,637
Signature Aviation US Holdings, Inc.(a):
5.38%, 05/01/26		194	204,206
4.00%, 03/01/28		282	278,136
TransDigm UK Holdings PLC, 6.88%, 05/15/26		400	426,000
TransDigm, Inc.(a):
6.25%, 03/15/26		3,500	3,789,135
5.50%, 11/15/27		330	333,706
Triumph Group, Inc., 6.25%, 09/15/24(a)		211	221,814
United Technologies Corp., 6.13%, 07/15/38		1,450	2,013,740
Wolverine Escrow LLC(a):
8.50%, 11/15/24		146	151,110
9.00%, 11/15/26		264	276,540

			13,674,552

Air Freight & Logistics — 0.2%
FedEx Corp., 4.75%, 11/15/45		1,250	1,316,421
XPO Logistics, Inc., 6.75%, 08/15/24(a)		11	11,950

			1,328,371

Security		Par (000)	Value

Airlines — 1.7%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(a)	USD	1,402	$1,414,347
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24		2,340	2,438,872
Series 2015-2, Class A, 4.00%, 03/22/29		1,251	1,319,894
Series 2015-2, Class AA, 3.60%, 03/22/29		1,251	1,320,189
Series 2017-1, Class B, 4.95%, 08/15/26		1,515	1,599,614
Avianca Holdings SA, 9.00%, 05/10/23(a)		302	277,840
Latam Finance Ltd., 6.88%, 04/11/24(a)		257	270,894
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27		3,011	3,226,395
Series 2014-2, Class B, 4.63%, 03/03/24		1,723	1,776,814

			13,644,859

Auto Components — 0.4%
Allison Transmission, Inc., 5.88%, 06/01/29(a)		210	229,950
Aptiv PLC, 4.40%, 10/01/46		465	448,225
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		58	59,102
6.75%, 02/01/24		34	35,275
6.38%, 12/15/25		163	170,946
6.25%, 05/15/26		264	281,160
5.25%, 05/15/27(a)		236	241,341
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.(a):
6.25%, 05/15/26		799	860,922
8.50%, 05/15/27		1,064	1,130,500
Tesla, Inc., 5.30%, 08/15/25(a)		166	161,020

			3,618,441

Automobiles — 0.6%
Ford Motor Co., 4.75%, 01/15/43		2,000	1,777,547
General Motors Co., 6.25%, 10/02/43		2,506	2,815,581

			4,593,128

Banks — 1.8%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(f)	EUR	100	115,900
Barclays PLC:
4.38%, 09/11/24	USD	550	577,855
3.65%, 03/16/25		4,320	4,496,579
BBVA Bancomer SA, 6.75%, 09/30/22(a)		236	256,945
CIT Group, Inc., 5.00%, 08/01/23		237	255,367
Cooperatieve Rabobank UA, 3.95%, 11/09/22		1,500	1,568,409
HSBC Holdings PLC, 6.10%, 01/14/42		610	866,288
Promerica Financial Corp., 9.70%, 05/14/24(a)		200	207,937
Santander Holdings USA, Inc., 4.50%, 07/17/25		2,000	2,159,091
Santander UK Group Holdings PLC, 2.88%, 08/05/21		1,250	1,261,648
Standard Chartered PLC(5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(a)(f)		500	540,534
Wells Fargo & Co., 3.90%, 05/01/45		2,250	2,552,079

			14,858,632

Beverages — 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46		4,600	5,456,164
Central American Bottling Corp., 5.75%, 01/31/27(a)		222	234,418

			5,690,582

Biotechnology — 0.5%
Amgen, Inc., 4.40%, 05/01/45		2,250	2,521,235
Baxalta, Inc., 5.25%, 06/23/45		500	645,779

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Biotechnology (continued)
Gilead Sciences, Inc., 4.80%, 04/01/44	USD	1,000	$1,201,781

			4,368,795

Building Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	100	116,832
Jeld-Wen, Inc., 4.63%, 12/15/25(a)	USD	93	95,744

			212,576

Building Products — 0.2%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(a)		160	165,000
Beacon Roofing Supply, Inc.(a):
4.88%, 11/01/25		10	10,050
4.50%, 11/15/26		56	57,680
CPG Merger Sub LLC, 8.00%, 10/01/21(a)		220	220,550
Jeld-Wen, Inc., 4.88%, 12/15/27(a)		21	21,473
Masonite International Corp.(a):
5.75%, 09/15/26		52	55,250
5.38%, 02/01/28		81	85,556
Standard Industries, Inc.(a):
5.50%, 02/15/23		12	12,195
5.38%, 11/15/24		263	270,232
6.00%, 10/15/25		287	301,709
5.00%, 02/15/27		48	50,040
4.75%, 01/15/28		54	55,350

			1,305,085

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(a)		127	134,620

Capital Markets — 2.7%
CDP Financial, Inc., 5.60%, 11/25/39(a)		5,890	8,091,272
Goldman Sachs Group, Inc.:
3.75%, 05/22/25		8,965	9,516,825
Series R, (5 year CMT + 3.22%), 4.95%(f)(g)		135	139,860
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		200	198,312
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	117,779
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)	USD	316	335,750
Morgan Stanley:
4.00%, 07/23/25		905	979,268
3.13%, 07/27/26		2,000	2,065,082
Owl Rock Capital Corp., 5.25%, 04/15/24		56	59,425
Raymond James Financial, Inc., 4.95%, 07/15/46		400	467,696
Stevens Holding Co., Inc., 6.13%, 10/01/26(a)		90	98,325

			22,069,594

Chemicals — 0.7%
Air Liquide Finance SA, 3.50%, 09/27/46(a)		360	372,095
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(a)(e)		210	214,200
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(a)		1,112	1,139,800
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		311	321,885
Blue Cube Spinco LLC:
9.75%, 10/15/23		317	340,876
10.00%, 10/15/25		227	251,010
Chemours Co.:
6.63%, 05/15/23		138	138,529
5.38%, 05/15/27		148	130,980
Cydsa SAB de CV, 6.25%, 10/04/27(a)		319	328,271
Element Solutions, Inc., 5.88%, 12/01/25(a)		909	951,041
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		101	106,050
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	117,442

Security		Par (000)	Value

Chemicals (continued)
NOVA Chemicals Corp., 4.88%, 06/01/24(a)	USD	41	$42,333
Orbia Advance Corp SAB de CV(a):
4.00%, 10/04/27		200	205,200
5.50%, 01/15/48		200	204,500
PQ Corp.(a):
6.75%, 11/15/22		268	277,045
5.75%, 12/15/25		309	322,905
WR Grace & Co-Conn, 5.63%, 10/01/24(a)		130	143,650

			5,607,812

Commercial Services & Supplies — 0.7%
ADT Security Corp.:
6.25%, 10/15/21		86	90,730
3.50%, 07/15/22		33	33,598
4.13%, 06/15/23		18	18,563
4.88%, 07/15/32(a)		411	377,093
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(a)		60	64,096
Aviation Capital Group LLC, 7.13%, 10/15/20(a)		1,800	1,867,951
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(a)		441	453,127
Clean Harbors, Inc.(a):
4.88%, 07/15/27		178	187,345
5.13%, 07/15/29		109	116,913
Core & Main LP, 6.13%, 08/15/25(a)		691	720,367
Fortress Transportation & Infrastructure Investors LLC(a):
6.75%, 03/15/22		43	44,828
6.50%, 10/01/25		46	48,553
GFL Environmental, Inc.(a):
5.38%, 03/01/23		19	19,570
5.13%, 12/15/26		292	307,003
8.50%, 05/01/27		308	338,800
Harland Clarke Holdings Corp., 8.38%, 08/15/22(a)		273	222,495
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		97	100,880
Mobile Mini, Inc., 5.88%, 07/01/24		298	309,920
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)		58	60,465
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	116,769
United Rentals North America, Inc.:
5.50%, 07/15/25	USD	125	129,883
4.63%, 10/15/25		74	76,079
6.50%, 12/15/26		3	3,297
5.50%, 05/15/27		155	166,047
3.88%, 11/15/27		150	153,143
4.88%, 01/15/28		55	57,268

			6,084,783

Commercial Services & Supplies — 0.0%
United Rentals North America, Inc., 5.25%, 01/15/30		60	64,578

Communications Equipment — 0.4%
CommScope, Inc.(a):
5.50%, 03/01/24		460	479,550
6.00%, 03/01/26		135	143,606
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(a)		298	314,762
Nokia OYJ:
4.38%, 06/12/27		31	32,318
6.63%, 05/15/39		295	341,618
ViaSat, Inc., 5.63%, 04/15/27(a)		461	493,270

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23	USD	700	$715,750
6.38%, 05/15/25		95	97,929
5.75%, 01/15/27(a)		792	804,870

			3,423,673

Construction & Engineering — 0.6%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		229	234,725
frontdoor, Inc., 6.75%, 08/15/26(a)		268	292,120
ITR Concession Co. LLC, 4.20%, 07/15/25(a)		4,000	3,835,017
SPIE SA, 2.63%, 06/18/26	EUR	100	117,218
SRS Distribution, Inc., 8.25%, 07/01/26(a)	USD	192	198,240

			4,677,320

Construction Materials — 0.4%
American Builders & Contractors Supply Co., Inc.(a):
5.88%, 05/15/26		304	323,000
4.00%, 01/15/28		260	263,900
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(a)(e)		284	295,360
HD Supply, Inc., 5.38%, 10/15/26(a)		1,293	1,370,580
Navistar International Corp., 6.63%, 11/01/25(a)		250	254,687
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(a)		94	99,523
PulteGroup, Inc., 6.00%, 02/15/35		27	30,105
Williams Scotsman International, Inc.(a):
7.88%, 12/15/22		70	72,975
6.88%, 08/15/23		230	242,075

			2,952,205

Consumer Discretionary — 0.2%
Dun & Bradstreet Corp., 6.88%, 08/15/26(a)		603	665,562
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(a)		45	46,350
Viking Cruises Ltd.(a):
6.25%, 05/15/25		88	91,630
5.88%, 09/15/27		459	490,556

			1,294,098

Consumer Finance — 1.8%
Ally Financial, Inc., 8.00%, 11/01/31		940	1,304,814
Capital One Financial Corp., 4.75%, 07/15/21		1,935	2,015,200
Corvias Campus Living USG LLC, 2.63%, 07/01/50(d)		5,682	5,931,418
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		200	202,937
Ford Motor Credit Co. LLC, 8.13%, 01/15/20		1,530	1,532,860
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(e)	EUR	110	101,340
Muthoot Finance Ltd., 6.13%, 10/31/22(a)	USD	247	256,674
Navient Corp.:
5.00%, 10/26/20		180	182,646
6.63%, 07/26/21		99	104,693
7.25%, 09/25/23		46	51,981
6.13%, 03/25/24		67	72,695
5.88%, 10/25/24		91	97,370
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(a)	EUR	245	299,069
4.50%, 05/15/26		100	122,069
6.25%, 05/15/26(a)	USD	26	28,373
8.25%, 11/15/26(a)		544	612,680
Springleaf Finance Corp.:
6.13%, 05/15/22		50	53,688

Security		Par (000)	Value

Consumer Finance (continued)
6.88%, 03/15/25	USD	94	$106,925
7.13%, 03/15/26		290	335,298
6.63%, 01/15/28		141	159,161
5.38%, 11/15/29		101	105,424
Verscend Escrow Corp., 9.75%, 08/15/26(a)		972	1,063,125

			14,740,440

Containers & Packaging — 0.7%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(a)(e)		501	518,009
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 08/15/26(a)		200	205,000
4.75%, 07/15/27	GBP	100	138,951
Berry Global, Inc., 4.88%, 07/15/26(a)	USD	245	258,401
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		210	220,238
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		412	435,175
Greif, Inc., 6.50%, 03/01/27(a)		38	41,040
Intertape Polymer Group, Inc., 7.00%, 10/15/26(a)		119	125,843
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(a)		852	877,645
OI European Group BV, 2.88%, 02/15/25	EUR	100	116,225
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(a):
5.13%, 07/15/23	USD	227	232,391
7.00%, 07/15/24		217	224,324
Silgan Holdings, Inc., 4.13%, 02/01/28(a)		143	143,043
Trivium Packaging Finance BV(a):
5.50%, 08/15/26		828	872,505
8.50%, 08/15/27		1,067	1,187,037

			5,595,827

Diversified Consumer Services — 0.3%
APX Group, Inc.:
8.75%, 12/01/20		148	148,000
7.88%, 12/01/22		106	106,928
8.50%, 11/01/24(a)		82	84,460
Ascend Learning LLC, 6.88%, 08/01/25(a)		613	643,650
Graham Holdings Co., 5.75%, 06/01/26(a)		108	115,290
Laureate Education, Inc., 8.25%, 05/01/25(a)		72	77,490
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
9.25%, 05/15/23		120	125,850
5.25%, 04/15/24		168	177,744
5.75%, 04/15/26		299	324,977
Service Corp. International, 5.13%, 06/01/29		149	158,313
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)		308	319,550
Sotheby’s, 7.38%, 10/15/27(a)		265	268,312

			2,550,564

Diversified Financial Services — 3.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(a)		928	997,322
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	134,712
ASG Finance Designated Activity Co., 7.88%, 12/03/24(a)	USD	200	193,250
Bank of America Corp.:
5.63%, 07/01/20		2,200	2,240,366
3.25%, 10/21/27		4,000	4,169,831
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(a)		200	211,000
FMR LLC, 4.95%, 02/01/33(a)		2,300	2,820,383

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
General Electric Co., 6.15%, 08/07/37	USD	2,150	$2,673,696
General Motors Financial Co., Inc., 4.25%, 05/15/23		807	849,978
Gilex Holding Sarl, 8.50%, 05/02/23(a)		182	195,424
Intercontinental Exchange, Inc., 4.00%, 10/15/23		470	501,491
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)		3,151	3,310,991
Intrum AB, 3.00%, 09/15/27	EUR	100	110,358
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(e)		100	115,928
Lloyds Banking Group PLC(5 year CMT + 4.82%), 6.75%(f)(g)	USD	595	644,088
Moody’s Corp., 4.50%, 09/01/22		1,800	1,903,441
MSCI, Inc., 5.25%, 11/15/24(a)		28	28,767
Murphy Oil USA, Inc., 4.75%, 09/15/29		106	111,943
Northern Trust Corp., 3.95%, 10/30/25		8,000	8,709,350
Spectrum Brands, Inc., 5.00%, 10/01/29(a)		68	70,210
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)		490	505,925
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	100	114,413
WMG Acquisition Corp., 5.50%, 04/15/26(a)	USD	84	88,410

			30,701,277

Diversified Telecommunication Services — 3.7%
AT&T, Inc.:
6.10%, 07/15/40		830	1,058,106
6.38%, 03/01/41		520	689,406
5.15%, 03/15/42		2,400	2,804,374
4.75%, 05/15/46		2,710	3,067,023
CenturyLink, Inc.:
5.63%, 04/01/25		107	113,693
5.13%, 12/15/26(a)		491	499,656
Series P, 7.60%, 09/15/39		108	112,860
Series U, 7.65%, 03/15/42		223	233,592
Series W, 6.75%, 12/01/23		348	388,455
Series Y, 7.50%, 04/01/24(h)		683	770,082
Cincinnati Bell, Inc., 7.00%, 07/15/24(a)		162	169,898
Frontier Communications Corp., 8.00%, 04/01/27(a)		1,219	1,273,855
GCI LLC, 6.63%, 06/15/24(a)		93	100,673
Level 3 Financing, Inc.:
5.38%, 05/01/25		36	37,260
5.25%, 03/15/26		638	663,520
4.63%, 09/15/27(a)		87	89,071
Qwest Corp., 6.75%, 12/01/21		3	3,230
SoftBank Group Corp., 4.00%, 04/20/23	EUR	100	119,655
Telecom Argentina SA, 8.00%, 07/18/26(a)	USD	170	161,553
Telecom Italia Capital SA:
6.38%, 11/15/33		74	82,140
6.00%, 09/30/34		300	321,750
7.20%, 07/18/36		12	14,218
7.72%, 06/04/38		40	49,200
Telecom Italia SpA:
4.00%, 04/11/24	EUR	100	124,088
5.30%, 05/30/24(a)	USD	200	215,000
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(a)		209	212,657
Verizon Communications, Inc.:
6.40%, 02/15/38		5,700	7,530,126
6.55%, 09/15/43		6,751	9,912,261

			30,817,402

Electric Utilities — 5.4%
Berkshire Hathaway Energy Co., 6.50%, 09/15/37		5,515	7,633,456

Security		Par (000)	Value

Electric Utilities (continued)
Cleveland Electric Illuminating Co., 5.95%, 12/15/36	USD	434	$547,219
CMS Energy Corp., 5.05%, 03/15/22		1,832	1,933,418
Duke Energy Carolinas LLC:
6.10%, 06/01/37		640	870,767
6.00%, 01/15/38		1,675	2,264,387
4.25%, 12/15/41		750	857,587
Duke Energy Florida LLC, 6.40%, 06/15/38		770	1,111,117
E.ON International Finance BV, 6.65%, 04/30/38(a)		3,100	4,194,642
Electricite de France SA, 5.60%, 01/27/40(a)		2,800	3,532,651
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		201	209,291
Energuate Trust, 5.88%, 05/03/27(a)		201	207,281
Florida Power Corp., 6.35%, 09/15/37		2,775	3,887,954
Inkia Energy Ltd., 5.88%, 11/09/27(a)		200	208,438
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24		321	334,241
4.25%, 09/15/24		58	60,320
4.50%, 09/15/27		77	80,273
Ohio Power Co., Series D, 6.60%, 03/01/33		3,000	4,104,862
PacifiCorp, 6.25%, 10/15/37		1,225	1,718,704
Public Service Co. of Colorado, Series 17, 6.25%, 09/01/37		2,550	3,585,114
Southern California Edison Co., 5.63%, 02/01/36		1,300	1,584,084
Talen Energy Supply LLC:
6.50%, 06/01/25		30	25,603
10.50%, 01/15/26(a)		30	28,538
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37		3,920	5,298,231

			44,278,178

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.00%, 09/01/25		490	512,050
4.25%, 04/01/28		83	87,046
Corning, Inc., 4.38%, 11/15/57		2,000	2,052,385
Itron, Inc., 5.00%, 01/15/26(a)		18	18,652

			2,670,133

Energy Equipment & Services — 0.5%
Apergy Corp., 6.38%, 05/01/26		146	154,030
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(a)		182	192,465
Enterprise Products Operating LLC, 6.13%, 10/15/39		1,400	1,831,701
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(a)		152	154,616
Halliburton Co., 5.00%, 11/15/45		500	571,565
Pattern Energy Group, Inc., 5.88%, 02/01/24(a)		250	257,187
Transocean, Inc., 9.00%, 07/15/23(a)		559	590,444
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		278	291,900
6.88%, 09/01/27		327	340,603

			4,384,511

Environmental, Maintenance, & Security Service — 0.1%
GFL Environmental, Inc., 7.00%, 06/01/26(a)		466	492,282
Tervita Corp., 7.63%, 12/01/21(a)		199	200,244
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		190	198,075

			890,601

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 1.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)	USD	102	$107,610
ERP Operating LP, 4.50%, 06/01/45		1,155	1,375,741
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		150	151,097
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26		98	108,329
Healthpeak Properties, Inc., 4.00%, 06/01/25		2,000	2,150,440
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		56	57,050
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		92	94,530
Iron Mountain, Inc.(a):
4.88%, 09/15/27		234	241,605
4.88%, 09/15/29		125	126,975
iStar, Inc., 5.25%, 09/15/22		17	17,446
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		24	26,130
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		895	978,897
4.50%, 09/01/26		317	333,643
5.75%, 02/01/27(a)		16	17,840
4.50%, 01/15/28		247	257,498
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		30	30,788
5.00%, 10/15/27		598	633,880
4.63%, 08/01/29		415	427,450
NH Hotel Group SA, 3.75%, 10/01/23	EUR	115	131,365
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)	USD	391	403,708
SBA Communications Corp.:
4.88%, 07/15/22		14	14,175
4.88%, 09/01/24		1,110	1,151,625
Simon Property Group LP, 4.75%, 03/15/42		1,670	2,006,174
Starwood Property Trust, Inc., 5.00%, 12/15/21		77	79,888
Trust F/1401, 6.95%, 01/30/44		476	552,457
Ventas Realty LP, 4.13%, 01/15/26		870	932,062
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		100	108,358
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(a)		614	640,095

			13,156,856

Equity Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25		71	77,930

Food & Staples Retailing — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24		59	61,753
5.75%, 03/15/25		48	49,680
7.50%, 03/15/26(a)		65	72,963
4.63%, 01/15/27(a)		258	257,690
5.88%, 02/15/28(a)		251	266,687
Post Holdings, Inc., 5.50%, 12/15/29(a)		156	166,343
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44		1,000	1,013,385

			1,888,501

Security		Par (000)	Value

Food Products — 0.7%
Aramark Services, Inc.:
5.00%, 04/01/25(a)	USD	218	$227,265
4.75%, 06/01/26		154	160,160
5.00%, 02/01/28(a)		379	399,371
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(a)		296	297,480
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		75	79,781
Graphic Packaging International LLC, 4.75%, 07/15/27(a)		53	56,710
JBS Investments II GmbH, 5.75%, 01/15/28(a)		263	277,333
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24		370	380,523
5.75%, 06/15/25		785	813,456
6.75%, 02/15/28		275	304,133
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29		349	387,837
5.50%, 01/15/30		369	396,343
MARB BondCo PLC, 7.00%, 03/15/24		200	207,750
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)		222	231,296
MHP Lux SA, 6.25%, 09/19/29(a)		400	391,500
Minerva Luxembourg SA, 6.50%, 09/20/26(a)		200	212,875
Performance Food Group, Inc., 5.50%, 10/15/27(a)		171	182,756
Post Holdings, Inc.(a):
5.50%, 03/01/25		230	240,925
5.00%, 08/15/26		3	3,169
5.75%, 03/01/27		268	287,430
Simmons Foods, Inc., 7.75%, 01/15/24(a)		157	169,168

			5,707,261

Health Care Equipment & Supplies — 0.4%
Avantor, Inc.(a):
6.00%, 10/01/24		1,149	1,225,098
9.00%, 10/01/25		712	795,681
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(a)		58	59,668
Hologic, Inc., 4.63%, 02/01/28(a)		96	101,760
Immucor, Inc., 11.13%, 02/15/22(a)		60	59,850
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(a)		1,290	1,281,938
Teleflex, Inc.:
4.88%, 06/01/26		75	78,375
4.63%, 11/15/27		26	27,555

			3,629,925

Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		45	45,338
Aetna, Inc., 4.50%, 05/15/42		575	620,265
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		130	142,837
Centene Corp.(a):
5.38%, 06/01/26		210	222,862
4.25%, 12/15/27		432	444,420
4.63%, 12/15/29		1,123	1,180,666
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		367	389,020
8.00%, 03/15/26		536	552,080
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(a)(e)		59	59,929
Encompass Health Corp., 5.75%, 11/01/24		15	15,169
Envision Healthcare Crop., 8.75%, 10/15/26(a)		129	79,980
HCA, Inc.:
5.38%, 02/01/25		554	612,630
5.88%, 02/15/26		3	3,411
5.38%, 09/01/26		281	312,964

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
5.63%, 09/01/28	USD	520	$592,592
5.88%, 02/01/29		359	415,094
MEDNAX, Inc., 5.25%, 12/01/23(a)		107	109,408
Molina Healthcare, Inc.:
5.38%, 11/15/22		104	110,550
4.88%, 06/15/25(a)		110	113,025
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		438	423,765
Northwell Healthcare, Inc., 4.26%, 11/01/47		725	779,932
NVA Holdings, Inc., 6.88%, 04/01/26(a)		145	156,781
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(a)(e)		265	246,938
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(a)		16	16,920
Surgery Center Holdings, Inc.(a):
6.75%, 07/01/25		260	260,000
10.00%, 04/15/27		165	181,087
Team Health Holdings, Inc., 6.38%, 02/01/25(a)(h)		56	37,380
Tenet Healthcare Corp.:
8.13%, 04/01/22		715	790,969
4.63%, 07/15/24		744	761,670
4.63%, 09/01/24(a)		230	239,798
4.88%, 01/01/26(a)		892	934,281
6.25%, 02/01/27(a)		181	194,801
5.13%, 11/01/27(a)		582	614,737
Vizient, Inc., 6.25%, 05/15/27(a)		250	267,500
WellCare Health Plans, Inc.:
5.25%, 04/01/25		195	202,800
5.38%, 08/15/26(a)		197	209,805

			12,341,404

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		586	602,115
IQVIA, Inc.(a):
3.25%, 03/15/25	EUR	100	114,401
5.00%, 10/15/26	USD	280	295,400
5.00%, 05/15/27		468	495,076

			1,506,992

Hotels, Restaurants & Leisure — 2.0%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24		100	102,500
5.00%, 10/15/25		896	925,120
3.88%, 01/15/28		283	283,707
4.38%, 01/15/28		222	222,555
Boyd Gaming Corp., 6.00%, 08/15/26		68	72,930
Boyne USA, Inc., 7.25%, 05/01/25(a)		109	118,538
Cedar Fair LP, 5.25%, 07/15/29(a)		281	302,777
Churchill Downs, Inc.(a):
5.50%, 04/01/27		535	567,100
4.75%, 01/15/28		252	260,190
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	134,541
Eldorado Resorts, Inc., 6.00%, 09/15/26	USD	70	77,088
Golden Nugget, Inc., 6.75%, 10/15/24(a)		896	927,360
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		207	217,867
4.88%, 01/15/30		787	833,752
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		124	131,750
IRB Holding Corp., 6.75%, 02/15/26(a)		76	79,610

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.25%, 06/01/26	USD	75	$79,125
4.75%, 06/01/27		158	166,295
Lions Gate Capital Holdings LLC(a):
6.38%, 02/01/24		16	16,720
5.88%, 11/01/24		109	109,545
MGM Resorts International:
7.75%, 03/15/22		305	341,219
6.00%, 03/15/23		253	277,667
5.75%, 06/15/25		26	29,120
4.63%, 09/01/26		12	12,720
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		62	63,519
5.25%, 11/15/23		151	154,964
Scientific Games International, Inc.:
5.00%, 10/15/25(a)		599	626,704
3.38%, 02/15/26	EUR	100	116,074
8.25%, 03/15/26(a)	USD	479	528,097
7.00%, 05/15/28(a)		177	189,833
7.25%, 11/15/29(a)		206	223,510
Six Flags Entertainment Corp.(a):
4.88%, 07/31/24		524	542,995
5.50%, 04/15/27		171	182,329
Station Casinos LLC, 5.00%, 10/01/25(a)		243	247,252
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 06/30/27	GBP	826	1,254,155
Series M, 7.40%, 03/28/24		3,000	4,529,903
Series N, 6.46%, 03/30/32		100	168,231
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	6	6,353
5.75%, 04/01/27		44	47,740
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		130	137,150
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)		110	116,875
Wynn Macau Ltd., 5.50%, 10/01/27(a)		400	413,750
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		320	343,200
Yum! Brands, Inc.:
3.88%, 11/01/23		27	27,810
4.75%, 01/15/30(a)		244	255,590
5.35%, 11/01/43		44	43,560

			16,509,390

Household Durables — 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(a)		148	156,140
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		215	236,769
Lennar Corp.:
6.25%, 12/15/21		196	205,800
4.88%, 12/15/23		85	90,950
4.75%, 05/30/25		90	96,750
5.25%, 06/01/26		38	41,610
4.75%, 11/29/27		239	257,522
MDC Holdings, Inc., 6.00%, 01/15/43		72	74,880
Meritage Homes Corp., 5.13%, 06/06/27		35	37,363
PulteGroup, Inc., 6.38%, 05/15/33		216	252,180
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		161	177,100
Tempur Sealy International, Inc., 5.50%, 06/15/26		67	70,601

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
TRI Pointe Group, Inc.:
4.88%, 07/01/21	USD	73	$74,825
5.25%, 06/01/27		28	29,260

			1,801,750

Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(a)		59	61,434
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		29	30,885
7.75%, 01/15/27		256	286,093

			378,412

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.:
5.50%, 02/01/24		39	39,585
5.75%, 01/15/25		293	300,691
5.25%, 06/01/26(a)		424	441,490
4.50%, 02/15/28(a)		367	370,255
5.13%, 03/15/28(a)		851	868,616
Clearway Energy Operating LLC:
5.75%, 10/15/25		112	117,880
4.75%, 03/15/28(a)		189	191,599
Genneia SA, 8.75%, 01/20/22(a)		370	289,294
NRG Energy, Inc.:
6.63%, 01/15/27		795	862,575
5.75%, 01/15/28		18	19,530
5.25%, 06/15/29(a)		474	512,512
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		63	64,857
5.00%, 01/31/28		128	135,336
4.75%, 01/15/30		212	215,710
Vistra Energy Corp., 5.88%, 06/01/23		7	7,161

			4,437,091

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(a)		248	262,880
General Electric Co., 6.88%, 01/10/39		135	180,433
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24(a)		49	50,347
Smiths Group PLC, 3.63%, 10/12/22(a)		360	366,636
Vertiv Group Corp., 9.25%, 10/15/24(a)		282	303,150

			1,163,446

Insurance — 2.0%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(a)		106	115,275
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(a)		602	644,712
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25		1,495	1,578,565
AmWINS Group, Inc., 7.75%, 07/01/26(a)		143	158,034
Aon PLC:
3.88%, 12/15/25		1,445	1,555,349
4.60%, 06/14/44		500	579,588
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.50%, 10/27/47(f)	EUR	100	137,829
AXA SA(3 mo. Euribor + 3.05%), 5.25%, 04/16/40(f)		500	568,927
Five Corners Funding Trust, 4.42%, 11/15/23(a)	USD	2,050	2,225,610
GTCR AP Finance, Inc., 8.00%, 05/15/27(a)		171	177,840
HUB International Ltd., 7.00%, 05/01/26(a)		829	876,667
Liberty Mutual Group, Inc., 6.50%, 05/01/42(a)		2,000	2,725,681
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(f)	EUR	400	485,596

Security		Par (000)	Value

Insurance (continued)
Nationstar Mortgage Holdings, Inc.(a):
8.13%, 07/15/23	USD	357	$377,892
9.13%, 07/15/26		170	188,275
Nationwide Building Society(5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(f)		720	749,934
Prudential Financial, Inc.:
5.90%, 03/17/36		500	632,311
5.70%, 12/14/36		1,625	2,204,919
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(a)		700	796,210

			16,779,214

Interactive Media & Services — 0.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)		184	193,660
Match Group, Inc., 5.63%, 02/15/29(a)		107	113,955
Netflix, Inc.:
4.88%, 04/15/28		31	32,200
5.88%, 11/15/28		455	504,395
3.88%, 11/15/29	EUR	100	118,620
5.38%, 11/15/29(a)	USD	574	611,298
3.63%, 06/15/30	EUR	100	115,255
4.88%, 06/15/30(a)	USD	315	319,922
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(h)		99	96,772
Twitter, Inc., 3.88%, 12/15/27(a)		81	80,958
Uber Technologies, Inc.(a):
7.50%, 11/01/23(h)		154	160,930
8.00%, 11/01/26		113	117,802
7.50%, 09/15/27		100	102,594

			2,568,361

IT Services — 0.5%
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)		1,007	1,019,587
Camelot Finance SA, 4.50%, 11/01/26(a)		416	427,440
Fair Isaac Corp., 4.00%, 06/15/28(a)		107	107,802
Fidelity National Information Services, Inc., 4.50%, 08/15/46		1,000	1,148,806
Gartner, Inc., 5.13%, 04/01/25(a)		209	217,621
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	121,144
Outfront Media Capital LLC/Outfront Media Capital Corp.(a):
5.00%, 08/15/27	USD	324	339,390
4.63%, 03/15/30		129	131,257
WEX, Inc., 4.75%, 02/01/23(a)		105	105,788
Xerox Corp., 4.80%, 03/01/35		122	112,561

			3,731,396

Leisure Products — 0.1%
Mattel, Inc.(a):
6.75%, 12/31/25		530	569,644
5.88%, 12/15/27		199	209,696

			779,340

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc., 5.30%, 02/01/44		1,000	1,281,231

Machinery — 0.3%
Colfax Corp.(a):
6.00%, 02/15/24		283	300,688
6.38%, 02/15/26		201	219,090
Manitowoc Co., Inc., 9.00%, 04/01/26(a)		120	125,700
Mueller Water Products, Inc., 5.50%, 06/15/26(a)		192	202,320
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	112,966

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)	USD	409	$422,292
SPX FLOW, Inc.(a):
5.63%, 08/15/24		149	155,146
5.88%, 08/15/26		35	37,013
Terex Corp., 5.63%, 02/01/25(a)		214	220,955
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		484	479,160
Wabash National Corp., 5.50%, 10/01/25(a)		176	176,000

			2,451,330

Media — 5.2%
Altice Financing SA(a):
6.63%, 02/15/23		203	206,553
7.50%, 05/15/26		792	851,400
Altice France SA(a):
7.38%, 05/01/26		1,106	1,187,446
8.13%, 02/01/27		678	763,597
Altice Luxembourg SA:
7.63%, 02/15/25(a)		248	257,610
8.00%, 05/15/27	EUR	100	125,630
10.50%, 05/15/27(a)	USD	888	1,012,364
AMC Networks, Inc.:
5.00%, 04/01/24		2	2,040
4.75%, 08/01/25		252	252,945
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
5.13%, 05/01/27		768	810,240
5.88%, 05/01/27		18	19,035
5.00%, 02/01/28		272	285,415
5.38%, 06/01/29		868	928,760
4.75%, 03/01/30		235	239,237
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25		4,700	5,175,534
Clear Channel Worldwide Holdings, Inc.(a):
9.25%, 02/15/24		878	972,385
5.13%, 08/15/27		1,139	1,186,041
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,600	3,142,148
Comcast Corp.:
6.45%, 03/15/37		790	1,118,206
4.60%, 08/15/45		2,000	2,404,641
4.70%, 10/15/48		3,000	3,704,298
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(a)		893	951,045
CSC Holdings LLC:
6.75%, 11/15/21		137	147,446
5.38%, 07/15/23(a)		340	348,500
5.25%, 06/01/24		240	258,600
6.63%, 10/15/25(a)		200	212,750
10.88%, 10/15/25(a)		654	730,845
5.50%, 05/15/26(a)		200	211,748
5.38%, 02/01/28(a)		200	213,250
5.75%, 01/15/30(a)		443	472,902
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)		406	410,690
Discovery Communications LLC:
3.25%, 04/01/23		1,850	1,903,707
3.45%, 03/15/25		210	218,157
DISH DBS Corp.:
6.75%, 06/01/21		443	466,235
5.88%, 07/15/22		718	761,080
5.00%, 03/15/23		284	291,341
5.88%, 11/15/24		44	44,963

Security		Par (000)	Value

Media (continued)
eircom Finance DAC, 3.50%, 05/15/26	EUR	100	$118,196
Entercom Media Corp., 6.50%, 05/01/27(a)	USD	173	185,110
Entertainment One Ltd., 4.63%, 07/15/26	GBP	100	143,038
Gray Television, Inc., 5.13%, 10/15/24(a)	USD	3	3,113
Hughes Satellite Systems Corp., 5.25%, 08/01/26		110	120,725
iHeartCommunications, Inc.:
6.38%, 05/01/26		104	113,013
5.25%, 08/15/27(a)		127	132,880
4.75%, 01/15/28(a)		50	51,250
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		314	269,739
9.75%, 07/15/25(a)		554	512,450
Interpublic Group of Cos., Inc., 3.75%, 02/15/23		2,000	2,090,538
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)		200	212,000
Live Nation Entertainment, Inc., 4.75%, 10/15/27(a)		121	125,235
Meredith Corp., 6.88%, 02/01/26		40	41,588
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(a)		108	114,210
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		104	107,770
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(a)		74	74,740
Sable International Finance Ltd., 5.75%, 09/07/27(a)		200	212,000
Sirius XM Radio, Inc.(a):
4.63%, 07/15/24		92	96,600
5.38%, 04/15/25		3	3,100
5.38%, 07/15/26		2	2,124
5.00%, 08/01/27		497	524,335
5.50%, 07/01/29		308	333,022
TCI Communications, Inc., 7.88%, 02/15/26		610	794,421
TEGNA, Inc., 5.50%, 09/15/24(a)		45	46,575
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(a)		200	213,500
Univision Communications, Inc.(a):
5.13%, 05/15/23		202	201,495
5.13%, 02/15/25		52	51,415
ViacomCBS, Inc., 5.85%, 09/01/43		645	808,129
Videotron Ltd., 5.13%, 04/15/27(a)		227	242,890
Virgin Media Finance PLC, 5.75%, 01/15/25(a)		515	529,806
Virgin Media Secured Finance PLC:
4.88%, 01/15/27	GBP	100	137,813
5.50%, 05/15/29(a)	USD	200	211,750
Walt Disney Co., 7.63%, 11/30/28		385	533,224
Ziggo Bond Co. BV(a):
5.88%, 01/15/25		260	267,964
6.00%, 01/15/27		150	158,250
Ziggo BV(a):
5.50%, 01/15/27		314	333,625
4.88%, 01/15/30		200	206,462

			42,612,879

Metals & Mining — 1.0%
Allegheny Technologies, Inc., 5.88%, 12/01/27		177	185,850
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)		197	207,835
Constellium SE(a):
5.75%, 05/15/24		832	854,880
6.63%, 03/01/25		264	273,926

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
5.88%, 02/15/26	USD	519	$548,842
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		416	421,200
3.88%, 03/15/23		924	940,845
5.00%, 09/01/27		140	147,000
5.25%, 09/01/29		151	161,766
5.40%, 11/14/34		245	256,638
5.45%, 03/15/43		752	778,320
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(a)		200	213,500
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		164	167,075
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(a)		84	88,620
Kaiser Aluminum Corp., 4.63%, 03/01/28(a)		90	92,340
Nexa Resources SA, 5.38%, 05/04/27(a)		299	318,061
Novelis Corp.(a):
6.25%, 08/15/24		881	923,949
5.88%, 09/30/26		551	586,322
Rio Tinto Finance USA PLC, 4.75%, 03/22/42		400	489,994
thyssenkrupp AG, 2.88%, 02/22/24	EUR	51	58,983
Vale Overseas Ltd., 6.25%, 08/10/26	USD	237	277,290

			7,993,236

Multi-Utilities — 0.0%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(a)		187	200,791

Multiline Retail — 0.0%
Dufry One BV, 2.00%, 02/15/27	EUR	100	113,662

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(a)	USD	135	139,725

Oil, Gas & Consumable Fuels — 5.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		35	32,463
Antero Resources Corp., 5.38%, 11/01/21		100	95,219
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(a)		172	171,076
Berry Petroleum Co. LLC, 7.00%, 02/15/26(a)		106	98,183
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(i)		150	103,751
Callon Petroleum Co.:
6.13%, 10/01/24		129	131,443
Series WI, 6.38%, 07/01/26		210	213,067
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		205	208,044
8.25%, 07/15/25		128	130,880
Cenovus Energy, Inc., 4.25%, 04/15/27		400	423,787
Centennial Resource Production LLC, 6.88%, 04/01/27(a)		156	162,240
Cheniere Energy Partners LP:
5.63%, 10/01/26		141	149,107
4.50%, 10/01/29(a)		395	405,902
Series WI, 5.25%, 10/01/25		33	34,389
Chesapeake Energy Corp.:
6.63%, 08/15/20		179	177,210
4.88%, 04/15/22		388	306,520
5.75%, 03/15/23		134	90,702
11.50%, 01/01/25(a)		338	319,410
Citgo Holding, Inc., 9.25%, 08/01/24(a)		98	105,105
CNX Resources Corp., 5.88%, 04/15/22		504	504,353
Comstock Resources, Inc., 9.75%, 08/15/26		136	123,420
ConocoPhillips, 6.50%, 02/01/39		600	874,419

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips Canada Funding Co., 5.95%, 10/15/36	USD	685	$929,130
CONSOL Energy, Inc., 11.00%, 11/15/25(a)		284	241,934
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(a)		175	150,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		11	11,220
5.63%, 05/01/27(a)		238	241,272
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)		697	710,940
DCP Midstream Operating LP:
5.38%, 07/15/25		118	128,325
5.13%, 05/15/29		65	67,438
6.45%, 11/03/36(a)		148	155,400
6.75%, 09/15/37(a)		222	233,100
Denbury Resources, Inc.(a):
9.00%, 05/15/21		241	233,167
9.25%, 03/31/22		42	39,585
Devon Energy Corp., 5.85%, 12/15/25		1,000	1,185,858
eG Global Finance PLC:
6.75%, 02/07/25(a)		241	244,615
6.25%, 10/30/25	EUR	142	168,440
8.50%, 10/30/25(a)	USD	200	212,250
Enbridge, Inc.(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(f)		1,935	2,098,682
Endeavor Energy Resources LP/EER Finance, Inc.(a):
5.50%, 01/30/26		352	363,440
5.75%, 01/30/28		314	330,092
Energy Transfer Operating LP:
4.05%, 03/15/25		500	525,690
4.75%, 01/15/26		1,250	1,353,701
5.30%, 04/15/47		540	576,469
EnLink Midstream LLC, 5.38%, 06/01/29		50	47,000
EnLink Midstream Partners LP:
4.40%, 04/01/24		144	139,694
4.15%, 06/01/25		10	9,400
4.85%, 07/15/26		20	18,750
5.60%, 04/01/44		122	98,820
5.05%, 04/01/45		19	15,010
EOG Resources, Inc., 5.10%, 01/15/36		200	245,790
Extraction Oil & Gas, Inc.(a):
7.38%, 05/15/24		213	133,125
5.63%, 02/01/26		306	183,600
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		48	47,520
5.63%, 06/15/24		23	22,195
6.50%, 10/01/25		59	57,083
6.25%, 05/15/26		74	70,670
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(a)		390	348,562
Hess Corp., 4.30%, 04/01/27		1,100	1,173,066
Hess Midstream Operations LP, 5.63%, 02/15/26(a)		128	133,233
Impulsora Pipeline LLC, 6.05%, 12/31/42(d)		1,762	1,873,382
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		199	187,060
KeySpan Gas East Corp., 5.82%, 04/01/41(a)		1,010	1,306,898
Kinder Morgan, Inc.:
4.30%, 06/01/25		1,750	1,898,724
5.05%, 02/15/46		1,750	1,963,837

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp., 6.50%, 03/01/41	USD	2,049	$2,661,379
Matador Resources Co., 5.88%, 09/15/26		243	243,607
MEG Energy Corp.(a):
6.38%, 01/30/23		156	156,390
7.00%, 03/31/24		48	48,300
6.50%, 01/15/25		465	483,646
MPLX LP, 4.25%, 12/01/27(a)		250	263,228
Murphy Oil Corp.:
5.75%, 08/15/25		65	67,987
5.88%, 12/01/27		90	94,500
5.88%, 12/01/42		63	57,960
Nabors Industries, Inc., 4.63%, 09/15/21		116	115,275
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(a)		53	55,518
NGPL PipeCo LLC, 7.77%, 12/15/37(a)		138	178,183
Noble Holding International Ltd.:
7.75%, 01/15/24(h)		14	7,273
7.88%, 02/01/26(a)		108	78,300
NuStar Logistics LP, 6.00%, 06/01/26		99	104,692
Occidental Petroleum Corp., 5.55%, 03/15/26		1,500	1,701,167
Pacific Drilling SA, 8.38%, 10/01/23(a)		380	346,750
Parsley Energy LLC/Parsley Finance Corp.(a):
6.25%, 06/01/24		94	97,760
5.38%, 01/15/25		107	110,210
5.25%, 08/15/25		40	41,100
5.63%, 10/15/27		195	206,212
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25		79	84,333
PDC Energy, Inc.:
6.13%, 09/15/24		69	69,863
5.75%, 05/15/26		79	78,803
Petrobras Global Finance BV:
5.30%, 01/27/25		178	193,263
8.75%, 05/23/26		222	285,159
6.00%, 01/27/28		239	272,161
7.25%, 03/17/44		220	266,819
Petroleos Mexicanos, 6.50%, 03/13/27		148	156,802
QEP Resources, Inc.:
6.88%, 03/01/21		113	116,955
5.38%, 10/01/22		198	198,990
5.25%, 05/01/23		93	92,070
5.63%, 03/01/26		146	142,386
Range Resources Corp.:
5.75%, 06/01/21		76	75,810
5.88%, 07/01/22		79	78,408
5.00%, 08/15/22		100	98,000
Rowan Cos., Inc., 4.88%, 06/01/22		318	232,140
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26		1,750	2,011,667
Saudi Arabian Oil Co., 3.50%, 04/16/29		200	207,375
SM Energy Co.:
6.13%, 11/15/22		84	84,840
5.00%, 01/15/24		170	161,925
5.63%, 06/01/25		35	33,221
6.75%, 09/15/26		54	52,920
6.63%, 01/15/27		31	30,469
Southwestern Energy Co.:
6.20%, 01/23/25		19	17,427
7.75%, 10/01/27		12	11,114
SRC Energy, Inc., 6.25%, 12/01/25		34	34,255
Suncor Energy, Inc., 6.50%, 06/15/38		1,000	1,392,070
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26		310	322,057

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27	USD	85	$90,738
Series WI, 4.88%, 01/15/23		127	129,860
Series WI, 5.50%, 02/15/26		21	21,788
Series WI, 5.88%, 03/15/28		4	4,247
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a):
4.75%, 10/01/23		15	14,963
5.50%, 09/15/24		238	239,190
5.50%, 01/15/28		139	136,220
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		95	98,563
5.88%, 04/15/26		254	269,875
5.38%, 02/01/27		2	2,075
6.50%, 07/15/27(a)		195	213,525
5.00%, 01/15/28		98	99,960
6.88%, 01/15/29(a)		511	567,210
5.50%, 03/01/30(a)		230	236,325
TransCanada PipeLines Ltd., 4.63%, 03/01/34		500	570,340
Viper Energy Partners LP, 5.38%, 11/01/27(a)		75	78,000
Western Midstream Operating LP, 5.38%, 06/01/21		1,425	1,470,345
Williams Cos., Inc.:
3.90%, 01/15/25		1,150	1,211,098
4.00%, 09/15/25		750	795,783
WPX Energy, Inc.:
8.25%, 08/01/23		43	49,450
5.25%, 09/15/24		75	79,688
5.75%, 06/01/26		16	17,080
5.25%, 10/15/27		81	85,455
YPF SA, 8.50%, 07/28/25		316	297,336

			45,735,210

Paper & Forest Products — 0.1%
International Paper Co., 6.00%, 11/15/41		870	1,086,014
Norbord, Inc., 6.25%, 04/15/23(a)		111	118,770

			1,204,784

Pharmaceuticals — 2.4%
AbbVie, Inc.:
3.60%, 05/14/25		870	919,133
3.20%, 05/14/26		500	518,146
4.45%, 05/14/46		2,095	2,243,928
Allergan Funding SCS:
3.80%, 03/15/25		3,250	3,415,450
4.55%, 03/15/35		2,140	2,339,485
Allergan Sales LLC, 5.00%, 12/15/21(a)		758	792,815
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)		745	848,406
Bausch Health Cos., Inc.:
5.50%, 03/01/23(a)		131	131,655
4.50%, 05/15/23	EUR	276	313,459
5.88%, 05/15/23(a)(j)	USD	12	12,105
7.00%, 03/15/24(a)		312	324,480
6.13%, 04/15/25(a)		247	255,208
5.50%, 11/01/25(a)		661	690,745
9.00%, 12/15/25(a)		362	411,666
5.75%, 08/15/27(a)		248	269,080
7.00%, 01/15/28(a)		145	160,051
5.00%, 01/30/28(a)		394	404,398
7.25%, 05/30/29(a)		341	389,592
5.25%, 01/30/30(a)		389	403,393

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)	USD	254	$266,065
Charles River Laboratories International, Inc.(a):
5.50%, 04/01/26		234	251,550
4.25%, 05/01/28		136	138,550
CVS Health Corp.:
5.13%, 07/20/45		700	830,421
5.05%, 03/25/48(h)		1,221	1,446,917
Eagle Holding Co. II LLC, (7.750% Cash or 8.50% PIK), 7.75%, 05/15/22(a)(e)		209	212,214
Elanco Animal Health, Inc., 4.90%, 08/28/28		173	188,262
MEDNAX, Inc., 6.25%, 01/15/27(a)		349	357,725
Mylan NV, 3.95%, 06/15/26		750	781,893
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)		475	472,625
Rossini Sarl, 6.75%, 10/30/25	EUR	112	139,764

			19,929,181

Professional Services — 0.1%
ASGN, Inc., 4.63%, 05/15/28(a)	USD	181	186,046
Dun & Bradstreet Corp., 10.25%, 02/15/27(a)		314	361,100

			547,146

Real Estate Management & Development — 0.1%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	118,299
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	USD	126	130,725
Howard Hughes Corp., 5.38%, 03/15/25(a)		89	92,782
Newmark Group, Inc., 6.13%, 11/15/23		64	70,580
Residomo SRO, 3.38%, 10/15/24	EUR	100	116,446

			528,832

Road & Rail — 0.8%
Burlington Northern Santa Fe LLC, 5.75%, 05/01/40	USD	1,890	2,551,932
CSX Corp., 4.75%, 05/30/42		350	412,627
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(a)		122	115,595
Herc Holdings, Inc., 5.50%, 07/15/27(a)		253	266,282
Hertz Corp.(a):
7.63%, 06/01/22		86	89,440
6.00%, 01/15/28		206	206,000
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)		2,751	3,143,319
United Rentals North America, Inc., 5.88%, 09/15/26		53	56,856

			6,842,051

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		51	57,439
Analog Devices, Inc., 3.90%, 12/15/25		470	505,296
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27		2,850	2,960,460
Microchip Technology, Inc., 1.63%, 02/15/25(k)		53	114,016
ON Semiconductor Corp., 1.00%, 12/01/20(k)		168	228,311
Qorvo, Inc.:
5.50%, 07/15/26		204	217,260
4.38%, 10/15/29(a)		50	52,375
QUALCOMM, Inc., 4.65%, 05/20/35		250	297,218
Sensata Tech, Inc., 4.38%, 02/15/30(a)		128	130,486
Sensata Technologies BV, 5.00%, 10/01/25(a)		370	401,912

			4,964,773

Software — 2.0%
ACI Worldwide, Inc., 5.75%, 08/15/26(a)		433	466,557
CA, Inc., 3.60%, 08/15/22		705	721,301

Security		Par (000)	Value

Software (continued)
CDK Global, Inc.:
4.88%, 06/01/27	USD	440	$464,750
5.25%, 05/15/29(a)		84	90,090
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)		691	747,144
Infor (US), Inc., 6.50%, 05/15/22		1,519	1,541,785
Informatica LLC, 7.13%, 07/15/23(a)		589	597,835
Microsoft Corp., 3.50%, 11/15/42		4,000	4,341,108
MSCI, Inc., 4.00%, 11/15/29(a)		51	51,701
Nuance Communications, Inc., 5.63%, 12/15/26		169	180,109
Oracle Corp., 5.38%, 07/15/40		3,025	3,932,023
PTC, Inc., 6.00%, 05/15/24		125	130,469
RP Crown Parent LLC, 7.38%, 10/15/24(a)		461	478,864
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		1,120	1,188,387
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		177	181,867
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		910	971,425
TIBCO Software, Inc., 11.38%, 12/01/21(a)		408	422,810

			16,508,225

Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		159	164,167
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(a)		234	242,190
Group 1 Automotive, Inc.:
5.00%, 06/01/22		40	40,550
5.25%, 12/15/23(a)		13	13,358
Home Depot, Inc., 5.88%, 12/16/36		1,660	2,291,600
IAA, Inc., 5.50%, 06/15/27(a)		225	239,062
L Brands, Inc.:
6.88%, 11/01/35		215	192,425
6.75%, 07/01/36		49	42,998
Lowe’s Cos., Inc., 4.38%, 09/15/45		1,000	1,116,247
Penske Automotive Group, Inc., 5.50%, 05/15/26		22	23,045
PetSmart, Inc.(a):
7.13%, 03/15/23		31	30,380
5.88%, 06/01/25		285	290,344
Staples, Inc., 7.50%, 04/15/26(a)		663	687,862

			5,374,228

Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc., 4.65%, 02/23/46		2,400	3,011,406
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		1,500	1,667,369
NCR Corp.(a):
5.75%, 09/01/27		137	145,905
6.13%, 09/01/29		159	172,534
Western Digital Corp., 4.75%, 02/15/26		387	403,448

			5,400,662

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(a)		97	104,275

Thrifts & Mortgage Finance — 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		17	17,659
5.25%, 10/01/25		145	150,437

			168,096

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco — 1.1%
Altria Group, Inc.:
9.95%, 11/10/38	USD	516	$829,621
10.20%, 02/06/39		894	1,440,150
5.38%, 01/31/44		2,000	2,259,836
3.88%, 09/16/46		1,250	1,153,988
Reynolds American, Inc.:
4.45%, 06/12/25		635	683,822
7.00%, 08/04/41		1,000	1,223,642
5.85%, 08/15/45		1,500	1,721,539

			9,312,598

Transportation Infrastructure — 0.2%
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(f)(g)	EUR	100	109,590
I 595 Express LLC, 3.31%, 12/31/31(d)	USD	798	813,285
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(a)		580	612,851

			1,535,726

Utilities — 0.2%
AES Argentina Generacion SA, 7.75%, 02/02/24(a)		370	310,800
AES Panama SRL, 6.00%, 06/25/22(a)		228	234,840
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)		370	229,053
Stoneway Capital Corp., 10.00%, 03/01/27(a)		469	296,430
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		56	59,360
5.63%, 02/15/27		196	206,535
5.00%, 07/31/27		107	111,813

			1,448,831

Wireless Telecommunication Services — 1.1%
Altice France SA, 5.50%, 01/15/28(a)		613	629,888
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		423	452,327
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(a)		1,000	1,028,750
Equinix, Inc., 2.88%, 03/15/24	EUR	100	115,816
Matterhorn Telecom SA, 4.00%, 11/15/27		100	119,461
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(a)	USD	43	43,752
Rogers Communications, Inc., 7.50%, 08/15/38		2,325	3,396,031
Sprint Capital Corp.:
6.88%, 11/15/28		496	534,440
8.75%, 03/15/32		126	152,932
Sprint Corp.:
7.88%, 09/15/23		252	278,039
7.13%, 06/15/24		307	331,176
7.63%, 02/15/25		197	216,178
7.63%, 03/01/26		397	437,812
T-Mobile USA, Inc.:
6.50%, 01/15/26		42	45,033
4.50%, 02/01/26		402	412,050
4.75%, 02/01/28		320	335,299
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/26(a)		861	886,830

			9,415,814

Total Corporate Bonds — 62.5% (Cost — $469,604,166)			516,503,192

Security		Par (000)	Value

Floating Rate Loan Interests — 2.6%

Aerospace & Defense — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 12/06/25(b)	USD	33	$33,017

Auto Components — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26(b)		415	415,923

Banks — 0.0%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 11/01/24(b)		107	105,716

Building Products — 0.0%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24(b)		73	72,766

Capital Markets — 0.0%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.50%, 06/03/26(b)		248	247,253

Chemicals — 0.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.94%, 01/31/24(b)		336	336,285
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 05/16/24(b)		134	134,205
Invictus US LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26(b)		37	34,086
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 05/15/24(b)		124	123,606

			628,182

Commercial Services & Supplies — 0.2%
Aramark Services, Inc., 2019 Term Loan B4, 01/27/27(b)(l)		30	30,141
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.30%, 08/04/25(b)		261	264,001
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 09/06/24(b)		287	280,333
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/30/25(b)		368	368,425
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26(b)		34	34,674
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/27/25(b)		662	666,169

			1,643,743

Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.29%, 06/21/24(b)		1,314	1,308,770

Containers & Packaging — 0.0%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24(b)		231	229,890

Diversified Consumer Services — 0.0%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 07/12/24(b)		144	144,441
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.24%, 01/15/27(b)		210	207,790

			352,231

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 01/31/25(b)	USD	640	$642,608
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 11/04/26(b)		75	75,891
Telesat Canada, 2019 Term Loan, (3 mo. LIBOR + 2.75%), 4.63%, 12/07/26(b)		44	44,128

			762,627

Energy Equipment & Services — 0.1%
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(b)(d)		516	495,360

Food & Staples Retailing — 0.0%
US Foods, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/13/26(b)		61	61,057

Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 10/10/23(b)		147	146,586

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 06/15/21(b)		762	758,382

Health Care Providers & Services — 0.1%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 06/30/25(b)		204	205,822
Da Vinci Purchaser Corp., 2019 Term Loan, 12/03/26(b)(l)		121	121,000
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 10/10/25(b)		595	506,468
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25(b)		307	308,029

			1,141,319

Health Care Services — 0.0%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/24/26(b)		395	396,863

Health Care Technology — 0.1%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.40%, 02/11/26(b)		741	744,167

Hotels, Restaurants & Leisure — 0.0%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25(b)		287	289,272

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.30%, 08/12/26(b)		131	131,471

Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23(b)		536	534,501
PSAV Holdings LLC, 2018 2nd Lien Term Loan, 09/01/25(b)(l)		219	205,585
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.90%, 11/28/21(b)		112	112,090

			852,176

Security		Par (000)	Value

Insurance — 0.1%
Alliant Holdings I, Inc., 2018 Term Loan B, 05/09/25(b)(l)	USD	126	$125,611
Hub International Ltd., 2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.90%, 04/25/25(b)		287	289,635
Sedgwick Claims Management Services, Inc.(b):
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 09/03/26		143	144,445
Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/31/25		549	548,933

			1,108,624

IT Services — 0.0%
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 10/31/26(b)		106	106,583

Life Sciences Tools & Services — 0.1%
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 12/11/26(b)		460	461,006

Machinery — 0.1%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 6.80%, 09/21/26(b)		132	131,835
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 03/28/25(b)		734	720,948

			852,783

Media — 0.4%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.74%, 08/14/26(b)		270	270,544
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 08/21/26(b)		506	508,079
Connect Finco Sarl, Term Loan B, 12/11/26(b)(l)		422	424,070
Intelsat Jackson Holdings SA(b):
2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		64	64,457
2017 Term Loan B4, (6 mo. LIBOR + 4.50%, 1.00% Floor), 6.43%, 01/02/24		198	199,483
2017 Term Loan B5, (Fixed + 6.62%), 6.63%, 01/02/24		1,070	1,081,779
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 6.15%, 12/17/26(b)		476	480,465

			3,028,877

Oil & Gas Equipment & Services — 0.0%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 10.00%), 12.00%, 10/21/21(b)		88	89,999

Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.18%, 12/31/21(b)		312	231,054
Chesapeake Energy Corp., 2019 Last Out Term Loan, 06/09/24(b)(l)		823	846,316
CITGO Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.80%, 08/01/23(b)		159	161,311
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 09/27/24(b)		126	111,237

			1,349,918

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals — 0.1%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24(b)	USD	290	$276,477
Jaguar Holding Co. II, 2018 Term Loan, 08/18/22(b)(l)		126	126,142

			402,619

Professional Services — 0.0%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.79%, 02/06/26(b)		184	185,457

Road & Rail — 0.0%
Genesee & Wyoming, Inc., Term Loan, 11/06/26(b)(l)		96	96,823

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/26(b)		70	70,136

Software — 0.3%
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 10/01/25(b)		826	832,996
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 02/01/22(b)		82	82,666
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.16%, 11/01/24(b)		353	358,961
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 11/29/24(b)		283	280,189
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/30/25(b)		106	105,014
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.71%, 06/30/26(b)		266	267,249
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 05/04/26(b)		143	143,343

			2,070,418

Specialty Retail — 0.1%
PetSmart, Inc., Term Loan B2, 03/11/22(b)(l)		421	415,836

Textiles, Apparel & Luxury Goods — 0.0%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.19%, 08/27/26(b)(d)		256	258,280

Wireless Telecommunication Services — 0.0%
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.94%, 09/09/21(b)(d)		92	91,954

Total Floating Rate Loan Interests — 2.6% (Cost — $21,327,042)			21,406,084

Foreign Agency Obligations — 2.5%

Argentina — 0.0%
Argentine Republic Government International Bond:
6.88%, 04/22/21		150	80,391
4.63%, 01/11/23		67	33,416

			113,807

Bahrain — 0.0%
CBB International Sukuk Co. 7 SPC		200	232,750

Colombia — 0.1%
Colombia Government International Bond:
8.13%, 05/21/24		290	356,066

Security		Par (000)	Value

Colombia (continued)
4.50%, 01/28/26	USD	200	$218,000
3.88%, 04/25/27		268	284,080

			858,146

Cyprus — 0.2%
Cyprus Government International Bond(a)	EUR	1,210	1,359,480

Dominican Republic — 0.0%
Dominican Republic International Bond	USD	179	192,984

Egypt — 0.1%
Egypt Government Bond:
16.00%, 06/11/22	EGP	2,967	190,996
14.30%, 09/03/22		6,430	402,463
Egypt Government International Bond	USD	626	631,869

			1,225,328

Iceland — 0.5%
Iceland Government International Bond		3,555	3,848,424

Indonesia — 0.1%
Indonesia Government International Bond		380	422,156
Indonesia Treasury Bond	IDR	6,679,000	453,205

			875,361

Italy — 0.4%
Italian Government International Bond	USD	2,925	3,406,931

Mexico — 0.1%
Mexico Government International Bond:
4.15%, 03/28/27		260	278,444
3.75%, 01/11/28		200	207,750

			486,194

Nigeria — 0.1%
Nigeria Government International Bond		400	442,000

Portugal — 0.5%
Portugal Government International Bond(a)		3,970	4,452,990

Qatar — 0.2%
Qatar Government International Bond:
4.50%, 04/23/28		660	756,525
4.00%, 03/14/29(a)		440	491,837

			1,248,362

Russia — 0.1%
Russian Foreign Bond — Eurobond:
4.75%, 05/27/26		400	446,750
4.25%, 06/23/27		400	436,800

			883,550

Saudi Arabia — 0.0%
Saudi Government International Bond		278	314,835

South Africa — 0.0%
Republic of South Africa Government International Bond		220	235,813

Turkey — 0.0%
Turkey Government International Bond		200	208,938

Ukraine — 0.1%
Ukraine Government International Bond:
7.75%, 09/01/23		100	108,375
7.75%, 09/01/25		185	201,557
9.75%, 11/01/28		200	243,250

			553,182

Total Foreign Agency Obligations — 2.5% (Cost — $20,267,551)			20,939,075

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds — 3.1%

California — 0.8%
State of California, GO, Build America Bonds:
7.55%, 04/01/39	USD	280	$448,008
Various Purpose, 7.63%, 03/01/40		1,720	2,741,852
East Bay Municipal Utility District Water System Revenue, RB, Build America Bonds, 5.87%, 06/01/40		1,900	2,600,245
University of California, RB, Build America Bonds, 5.95%, 05/15/45		885	1,192,998

			6,983,103

Georgia — 0.3%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A, 7.06%, 04/01/57		1,989	2,689,486

Illinois — 0.3%
State of Illinois, GO, Pension, 5.10%, 06/01/33(h)		2,000	2,154,200

Indiana — 0.4%
Indianapolis Local Public Improvement Bond Bank, RB, Build America Bonds, 6.12%, 01/15/40		2,535	3,424,481

New York — 1.3%
New York City Water & Sewer System, RB, 2nd General Resolution:
5.38%, 12/15/20(m)		510	530,895
5.38%, 06/15/43		260	269,399
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 03/15/39		1,100	1,388,552
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		1,295	2,024,085
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series GG, Build America Bonds, 5.72%, 06/15/42		1,390	1,941,594
City of New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE, 5.50%, 12/15/20(m)		930	968,939
New York State Dormitory Authority, RB, Build America Bonds, 5.60%, 03/15/40		1,900	2,455,845
Port Authority of New York & New Jersey, RB, 159th Series, 6.04%, 12/01/29		780	1,003,618

			10,582,927

Total Municipal Bonds — 3.1% (Cost — $20,415,409)			25,834,197

Non-Agency Mortgage-Backed Securities — 4.4%

Collateralized Mortgage Obligations — 0.3%
Banc of America Funding Corp., Series 2007-2, Class 1A2, 6.00%, 03/25/37		423	376,682
Countrywide Alternative Loan Trust:
Series 2005-64CB, Class 1A15, 5.50%, 12/25/35		811	801,238
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.19%), 1.95%, 03/20/47(b)		656	564,297
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 5A1, 4.30%, 06/19/35(c)		236	241,606
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		28	64,421

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Series 2007-4F, Class 3A1, 6.00%, 07/25/37	USD	138	$121,149
JPMorgan Mortgage Trust, Series 2006-S3, Class 1A12, 6.50%, 08/25/36		57	39,388
Merrill Lynch Mortgage Investors, Inc., Series 2006-A3, Class 3A1, 4.43%, 05/25/36(c)		349	315,902
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 3.01%, 05/25/47(b)		151	145,881

			2,670,564

Commercial Mortgage-Backed Securities — 4.1%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(a)(c)		4,170	4,326,039
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class B, 5.21%, 09/10/46(c)		7,183	7,750,692
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,010	1,034,186
Commercial Mortgage Trust(c):
Series 2013-CR11, Class B, 5.11%, 08/10/50		7,000	7,486,353
Series 2015-CR22, Class C, 4.12%, 03/10/48		5,000	5,223,463
Series 2015-LC19, Class C, 4.25%, 02/10/48		3,500	3,639,675
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.27%, 04/15/50(c)		1,000	1,042,428
Morgan Stanley Capital I Trust, Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(c)		3,200	3,186,549

			33,689,385

Total Non-Agency Mortgage-Backed Securities — 4.4% (Cost — $34,845,426)			36,359,949

Preferred Securities — 10.7%

Capital Trusts — 10.0%

Banks — 2.3%
Banco Bilbao Vizcaya Argentaria SA, 6.13%(f)(g)		2,000	2,057,500
Bankia SA, 6.38%(f)(g)	EUR	200	243,128
BNP Paribas SA, 7.20%(a)(f)(g)	USD	2,000	2,220,000
Capital One Financial Corp., Series E, 5.55%(f)(g)		3,500	3,552,045
CIT Group, Inc., Series A, 5.80%(f)(g)		163	167,483
Credit Agricole SA, 7.88%(a)(f)(g)		1,000	1,139,800
Nordea Bank AB, 6.13%(a)(f)(g)		2,960	3,150,535
Wells Fargo & Co.,(f)(g):
Series Q, 5.85%		75	2,054,250
Series S, 5.90%		3,390	3,691,100
Series U, 5.88%		645	717,562

			18,993,403

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(f)(g)	EUR	100	118,339

Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series P, 5.00%(f)(g)	USD	74	74,555

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Morgan Stanley, Series H, 5.61%(f)(g)	USD	2,627	$2,650,118
State Street Corp., Series F, 5.25%(f)(g)		2,000	2,050,960

			4,775,633

Diversified Financial Services — 4.2%
Bank of America Corp.,(f)(g):
Series AA, 6.10%		409	455,544
Series DD, 6.30%		45	51,975
Series FF, 5.88%		3,500	3,880,800
Series X, 6.25%		4,620	5,133,975
Series Z, 6.50%		87	98,745
Bank of New York Mellon Corp.,(f)(g):
Series D, 4.50%		2,000	2,020,000
Series E, 4.95%		2,000	2,020,000
Credit Suisse Group AG, 6.38%(a)(f)(g)		300	323,400
HBOS Capital Funding LP, 6.85%(g)		100	102,100
HSBC Holdings PLC(f)(g):
6.00%		435	463,275
6.50%		1,090	1,199,000
JPMorgan Chase & Co.,(f)(g):
Series 1, 5.41%		3,462	3,493,158
Series FF, 5.00%		820	852,800
Series Q, 5.15%		3,000	3,135,000
Series R, 6.00%		70	75,163
Series S, 6.75%		90	101,632
Series U, 6.13%		500	546,250
Series V, 5.23%		6,430	6,478,225
Royal Bank of Scotland Group PLC, 8.63%(f)(g)		200	214,500
Societe Generale SA(a)(f)(g):
6.00%		3,000	3,005,028
7.88%		1,000	1,123,750

			34,774,320

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 5.88%(f)(g)	EUR	100	130,826

Electric Utilities — 1.0%
ComEd Financing III, 6.35%, 03/15/33	USD	300	319,875
Electricite de France SA, 5.25%(a)(f)(g)		4,200	4,410,000
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(f)		2,750	3,048,426
RWE AG, 2.75%, 04/21/75(f)	EUR	10	11,375

			7,789,676

Insurance — 1.9%
Allstate Corp.(f):
6.50%, 05/15/67	USD	4,100	5,176,250
Series B, 5.75%, 08/15/53		2,000	2,150,140
MetLife, Inc., 6.40%, 12/15/66		2,554	3,128,650
Voya Financial, Inc., 5.65%, 05/15/53(f)		4,500	4,784,445

			15,239,485

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV, 3.38%(f)(g)	EUR	100	120,291

Utilities — 0.0%
Electricite de France SA, 4.00%(f)(g)		100	122,365

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(c)		100	117,779

Total Capital Trusts — 10.0% (Cost — $77,225,595)			82,182,117

Security		Shares		Value

Preferred Stocks — 0.6%

Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series J, 5.50%(f)(g)		92,000		$2,467,440
Morgan Stanley, Series K, 5.85%(f)(g)		66,567		1,887,840
SCE Trust III, Series H, 5.75%(f)(g)		25,314		617,409

				4,972,689

Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp., Series S, 8.25%(c)(g)		10,000		119,500

Total Preferred Stocks — 0.6% (Cost — $4,614,025)				5,092,189

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
Citigroup Capital XIII, 8.31%, 01/30/20(f)		29,583		822,407

Total Trust Preferreds — 0.1% (Cost — $779,529)				822,407

Total Preferred Securities— 10.7% (Cost — $82,619,149)				88,096,713

		Par (000)

U.S. Government Sponsored Agency Securities — 28.9%

Agency Obligations — 1.6%
Fannie Mae, 5.63%, 07/15/37(h)	USD	1,600		$2,341,318
Federal Home Loan Bank(h):
5.25%, 12/09/22		1,375		1,517,556
5.37%, 09/09/24		4,025		4,676,826
Residual Funding Corp., 0.00%, 04/15/30(i)		6,055		4,727,987

				13,263,687

Collateralized Mortgage Obligations — 4.3%
Fannie Mae Mortgage-Backed Securities:
Series 2015-47, Class GL, 3.50%, 07/25/45		1,636		1,767,196
Series 1991-87, Class S, (1 mo. LIBOR US + 26.68%), 21.93%, 08/25/21(b)		—	(n)	413
Series G-17, Class S, 905.41%, 06/25/21(b)		—	(n)	—
Series G-07, Class S, (1 mo. LIBOR US + 1144.57%), 951.92%, 03/25/21(b)		—	(n)	5
Series G-33, Class PV, 1,078.42%, 10/25/21		—	(n)	—
Series 1991-46, Class S, (1 mo. LIBOR US + 2519.00%), 2,108.63%, 05/25/21(b)		—	(n)	—
Freddie Mac Mortgage-Backed Securities:
Series 4350, Class DY, 4.00%, 06/15/44		2,830		3,094,825
Series 4480, Class ZX, 4.00%, 11/15/44		6,583		7,278,516
Series 4549, Class TZ, 4.00%, 11/15/45		2,884		3,137,121
Series 4398, Class ZX, 4.00%, 09/15/54		9,464		10,583,648
Series 1057, Class J, 1,008.00%, 03/15/21		—	(n)	—
Series 0192, Class U, (1 mo. LIBOR US + 17.25%), 1,009.03%, 02/15/22(b)		—	(n)	—
Ginnie Mae Mortgage-Backed Securities, Series 2014-72, Class MQ, 4.00%, 02/20/44		8,858		9,812,708

				35,674,432

Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae Mortgage-Backed Securities:
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23(b)		15		220

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK) (Percentages shown are based on Net Assets)

		Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Series 2012-96, Class DI, 4.00%, 02/25/27	USD	2,386		$108,059
Series 2012-47, Class NI, 4.50%, 04/25/42		3,440		521,443
Series G92-05, Class H, 9.00%, 01/25/22		—	(n)	1
Series 094, Class 2, 9.50%, 08/25/21		—	(n)	3
Series 1990-136, Class S, (1 mo. LIBOR US + 17.60%), 18.29%, 11/25/20(b)		—	(n)	—
Series 1991-139, Class PT, 648.35%, 10/25/21		—	(n)	—
Series G-10, Class S, (1 mo. LIBOR US + 1107.27%), 920.95%, 05/25/21(b)		—	(n)	—
Series 1991-099, Class L, 930.00%, 08/25/21		—	(n)	—
Series 1990-123, Class M, 1,009.50%, 10/25/20		—	(n)	—
Freddie Mac Mortgage-Backed Securities:
Series 1254, Class Z, 8.50%, 04/15/22		7		438
Series 1043, Class H, (1 mo. LIBOR US + 45.00%), 37.17%, 02/15/21(b)		—	(n)	—
Series 1054, Class I, (1 mo. LIBOR US + 881.40%), 729.97%, 03/15/21(b)		—	(n)	—
Series 1056, Class KD, 1,084.50%, 03/15/21		—	(n)	—
Ginnie Mae Mortgage-Backed Securities(b):
Series 2009-78, Class SD, (1 mo. LIBOR US + 6.20%), 4.44%, 09/20/32		2,100		177,377
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 4.73%, 12/16/39		1,274		178,873
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 4.93%, 04/16/41		10,592		1,905,489

				2,891,903

Mortgage-Backed Securities — 22.7%
Fannie Mae Mortgage-Backed Securities(h):
3.00%, 09/01/43		11,390		11,689,424
3.50%, 08/01/49		7,851		8,193,679
4.00%, 01/14/20 — 04/01/56(o)		124,060		129,934,004
4.50%, 07/01/41 — 07/01/55		13,121		14,241,709
5.00%, 08/01/34		1,255		1,382,487
5.50%, 06/01/38		613		687,856
6.00%, 12/01/38		491		562,703
Freddie Mac Mortgage-Backed Securities(h):
3.00%, 04/01/33		6,698		6,888,312
3.50%, 07/01/49		11,450		11,945,109
4.50%, 03/01/47		1,510		1,634,396
Ginnie Mae Mortgage-Backed Securities:
5.50%, 08/15/33(h)		42		44,845
8.00%, 07/15/24		—	(n)	58

				187,204,582

Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae Mortgage-Backed Securities(i):
Series 1993-51, Class E, 0.00%, 02/25/23		3		2,596
Series 203, Class 1, 0.00%, 02/25/23		1		794
Series 1993-70, Class A, 0.00%, 05/25/23		—	(n)	464
Series 0228, Class 1, 0.00%, 06/25/23		1		709

				4,563

Total U.S. Government Sponsored Agency Securities — 28.9% (Cost — $231,854,839)				239,039,167

U.S. Treasury Obligations — 22.1%
U.S. Treasury Bonds(h):
3.00%, 11/15/44		61,400		68,595,313
2.50%, 02/15/46(p)		66,500		68,061,191
2.75%, 11/15/47		2,000		2,150,234
U.S. Treasury Note, 3.00%, 09/30/25(h)		2,400		2,563,687

		Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes(h):
2.75%, 09/30/20	USD	2,880	$2,903,175
2.75%, 09/15/21		2,800	2,853,703
2.75%, 04/30/23		2,800	2,901,391
2.75%, 08/31/23		1,700	1,766,539
7.50%, 11/15/24		8,200	10,414,641
2.75%, 08/31/25(p)		14,800	15,602,438
2.88%, 08/15/28		1,000	1,078,516
3.13%, 11/15/28		3,000	3,300,820

Total U.S. Treasury Obligations — 22.1% (Cost — $172,744,909)			182,191,648

Total Long-Term Investments — 143.1% (Cost — $1,105,311,702)			1,182,371,751

Short-Term Securities — 1.6%

Foreign Agency Obligations — 0.0%
Nigeria Treasury Bill(i):
11.50%, 02/27/20	NGN	12,934	34,943
11.65%, 02/27/20		87,369	236,036

Total Foreign Agency Obligations — 0.0% (Cost — $271,928)			270,979

		Shares

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(q)(r)		13,516,974	13,516,974

Total Money Market Funds— 1.6% (Cost — $13,516,974)			13,516,974

Total Short-Term Securities — 1.6% (Cost — $13,788,902)			13,787,953

Options Purchased — 0.6% (Cost — $5,299,115)			4,573,589

Total Investments Before TBA Sale Commitments and Options Written — 145.3% (Cost — $1,124,399,719)			1,200,733,293

		Par (000)

TBA Sale Commitments — (2.9%)

Mortgage-Backed Securities — (2.9%)
Fannie Mae Mortgage-Backed Securities 4.00%, 01/14/20(o)	USD	23,100	(24,025,805)

Total TBA Sale Commitments — (2.9)% (Proceeds — $23,992,598)			(24,025,805)

Options Written — (0.8)% (Premiums Received — $9,153,083)			(6,683,034)

Total Investments, Net of TBA Sale Commitments and Options Written — 141.6% (Cost — $1,091,254,038)			1,170,024,454

Liabilities in Excess of Other Assets — (41.6)%			(343,675,474)

Net Assets — 100.0%			$826,348,980

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Perpetual security with no stated maturity date.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(i)	Zero-coupon bond.
(j)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(k)	Convertible security.
(l)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(m)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(n)	Amount is less than 500.
(o)	Represents or includes a TBA transaction.
(p)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(q)	Annualized 7-day yield as of period end.

(r)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/19	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	17,476,265	(3,959,291)	13,516,974	$13,516,974	$113,272	$31	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.61%	05/30/19	Open	$65,544,500	$66,438,454	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.65	05/30/19	Open	2,547,469	2,584,923	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	1.65	05/30/19	Open	2,250,000	2,283,081	U.S. Government Sponsored Agency Securities	Open/Demand
BNP Paribas S.A.	1.65	05/30/19	Open	1,555,469	1,578,338	U.S. Government Sponsored Agency Securities	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	2,077,500	2,097,452	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	2,574,000	2,598,720	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	1,778,625	1,795,706	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	753,830	761,069	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	14,578,988	14,718,998	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	3,288,750	3,320,334	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	1,081,250	1,091,634	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	10,639,500	10,741,678	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	2,880,500	2,908,163	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	1.80	07/17/19	Open	40,632,056	41,022,271	U.S. Treasury Obligations	Open/Demand
Barclays Bank PLC	0.25	08/27/19	Open	2,030,000	2,031,762	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.42	08/29/19	Open	7,560	7,577	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	08/29/19	Open	75,983	75,645	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	08/29/19	Open	252,225	253,503	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.55	08/29/19	Open	63,363	63,754	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.61	10/21/19	Open	26,125,000	26,227,018	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.61	10/29/19	Open	2,940,000	2,949,284	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	1.61	10/29/19	Open	2,912,400	2,921,597	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	(0.50)	12/05/19	Open	25,830	25,821	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	2.15	12/10/19	1/16/20	6,663,937	6,667,892	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.15	12/10/19	1/16/20	43,587	43,626	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Company	2.02	12/11/19	1/14/20	16,287,311	16,305,589	U.S. Government Sponsored Agency Securities	Up to 30 Days

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Cantor Fitzgerald & Company	2.02%	12/11/19	1/14/20	$11,591,970	$11,604,979	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.08	12/11/19	1/14/20	1,944,197	1,946,444	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.08	12/11/19	1/14/20	2,203,231	2,205,777	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.08	12/11/19	1/14/20	4,038,668	4,043,335	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.08	12/11/19	1/14/20	5,884,290	5,891,090	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	11,353,671	11,366,601	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	663,135	663,890	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	6,002,828	6,009,665	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	7,979,667	7,988,755	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	1,930,092	1,932,290	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	543,763	544,382	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	1,353,608	1,355,149	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	1,701,649	1,703,590	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	2.05	12/11/19	1/14/20	1,591,476	1,593,288	U.S. Government Sponsored Agency Securities	Up to 30 Days
J.P. Morgan Securities LLC	1.75	12/12/19	Open	1,384,309	1,385,587	Corporate Bonds	Open/Demand

				$269,776,187	$271,748,711

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-Bund Future	20	02/21/20	$33	$15,572
10-Year U.S. Ultra Long Treasury Note	349	03/20/20	49,105	(616,122)
Euro Stoxx 600 Index	1	03/20/20	8	(36)
Ultra Long U.S. Treasury Bond	248	03/20/20	45,051	(1,347,943)
2-Year U.S. Treasury Note	1,168	03/31/20	251,704	32,904
5-Year U.S. Treasury Note	473	03/31/20	56,102	(188,641)

				(2,104,266)

Short Contracts
10-Year U.S. Treasury Note	741	03/20/20	95,161	853,675
Long U.S. Treasury Bond	19	03/20/20	2,962	60,033

				913,708

				$(1,190,558)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	8,200,000	NOK	55,264,720	Morgan Stanley & Co. International PLC	03/18/20	$20,117
NOK	57,112,300	CAD	8,300,000	Bank of America N.A.	03/18/20	113,348
NOK	56,610,364	CAD	8,260,000	JPMorgan Chase Bank N.A.	03/18/20	86,975
NOK	55,689,685	CAD	8,200,000	Morgan Stanley & Co. International PLC	03/18/20	28,299
NZD	9,636,335	AUD	9,190,000	JPMorgan Chase Bank N.A.	03/18/20	32,906

						281,645

USD	54,211	EUR	49,000	Bank of America N.A.	02/05/20	(865)
USD	104,909	EUR	94,000	Bank of America N.A.	02/05/20	(747)
USD	16,610	EUR	15,000	Canadian Imperial Bank of Commerce	02/05/20	(250)
USD	2,073,787	EUR	1,876,000	Natwest Markets PLC	02/05/20	(34,838)
USD	5,188,888	EUR	4,694,000	Natwest Markets PLC	02/05/20	(87,169)
USD	5,665,564	GBP	4,383,000	BNP Paribas S.A.	02/05/20	(145,637)
USD	807,360	GBP	625,000	State Street Bank and Trust Co.	02/05/20	(21,296)
USD	223,070	JPY	24,320,000	Barclays Bank PLC	02/05/20	(1,114)
USD	127,537	NZD	198,000	Westpac Banking Corp.	02/05/20	(5,814)
AUD	9,090,000	NZD	9,496,232	Bank of America N.A.	03/18/20	(8,796)
AUD	9,190,000	NZD	9,601,896	Bank of America N.A.	03/18/20	(9,698)
CAD	8,260,000	NOK	56,314,086	JPMorgan Chase Bank N.A.	03/18/20	(53,220)
CAD	8,300,000	NOK	56,802,851	JPMorgan Chase Bank N.A.	03/18/20	(78,093)

						(447,537)

	Net unrealized depreciation					$(165,892)

Interest Rate Caps / Floors — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Call
5Y-30Y CMS Index Cap	0.37%	Nomura International PLC	2/12/20	USD	19,160	$5,771	$13,347	$(7,576)

Put
5Y-30Y CMS Index Floor	0.40	Nomura International PLC	6/29/20	USD	19,780	$30,036	$21,233	$8,803
5Y-30Y CMS Index Floor	0.35	Nomura International PLC	7/08/20	USD	20,060	22,179	18,054	4,125

						$52,215	$39,287	$12,928

						$57,986	$52,634	$5,352

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	158	01/10/20	USD	99.00	USD	38,817	$988
90-Day Euro Future	332	03/16/20	USD	97.75	USD	81,564	427,450
90-Day Euro Future	488	12/13/21	USD	99.75	USD	119,889	30,500

							458,938

Put
10-Year U.S. Treasury Note	17	01/24/20	USD	127.50	USD	2,183	3,187

							$462,125

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 02/28/25	3-Month LIBOR, 1.91%	Quarterly	2.52%	Semi-Annual	Citibank N.A.	02/26/20	2.52%	USD	9,630	$365,570
1-Year Interest Rate Swap, 05/15/21	3-Month LIBOR, 1.91%	Quarterly	2.09	Semi-Annual	UBS AG	05/13/20	2.09	USD	42,093	178,149

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call (continued)
10-Year Interest Rate Swap, 05/21/30	3-Month LIBOR,1.91%	Quarterly	1.72%	Semi-Annual	Citibank N.A.	05/19/20	1.72%	USD	5,280	$42,069
2-Year Interest Rate Swap, 06/03/22	3-Month LIBOR, 1.91%	Quarterly	1.50	Semi-Annual	Barclays Bank PLC	06/01/20	1.50	USD	29,393	47,062
15-Year Interest Rate Swap, 06/10/35	6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.65	Semi-Annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	64,979
30-Year Interest Rate Swap, 06/13/50	3-Month LIBOR, 1.91%	Quarterly	1.60	Semi-Annual	Barclays Bank PLC	06/11/20	1.60	USD	3,292	23,847
2-Year Interest Rate Swap, 08/12/22	3-Month LIBOR, 1.91%	Quarterly	1.25	Semi-Annual	Bank of America N.A.	08/10/20	1.25	USD	42,990	47,240
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.66	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	26,203
15-Year Interest Rate Swap, 09/16/35	6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.66	Semi-Annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	26,203
2-Year Interest Rate Swap, 09/25/22	3-Month LIBOR, 1.91%	Quarterly	1.20	Semi-Annual	Barclays Bank PLC	09/23/20	1.20	USD	42,770	52,785
1-Year Interest Rate Swap, 11/25/21	3-Month LIBOR, 1.91%	Quarterly	1.25	Semi-Annual	Morgan Stanley & Co. International PLC	11/23/20	1.25	USD	170,600	136,195
20-Year Interest Rate Swap, 04/18/41	6-Month JPY LIBOR, (0.02)%	Semi-Annual	0.78	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78	JPY	105,700	78,359
10-Year Interest Rate Swap, 08/18/31	3-Month LIBOR, 1.91%	Quarterly	1.46	Semi-Annual	Citibank N.A.	08/16/21	1.46	USD	4,430	55,504
10-Year Interest Rate Swap, 03/09/34	3-Month LIBOR, 1.91%	Quarterly	2.98	Semi-Annual	Barclays Bank PLC	03/07/24	2.98	USD	3,511	315,050
10-Year Interest Rate Swap, 03/14/34	3-Month LIBOR, 1.91%	Quarterly	2.95	Semi-Annual	Barclays Bank PLC	03/12/24	2.95	USD	3,510	308,684
1-Year Interest Rate Swap, 11/07/25	3-Month LIBOR, 1.91%	Quarterly	1.77	Semi-Annual	JPMorgan Chase Bank N.A.	11/05/24	1.77	USD	23,790	111,161
10-Year Interest Rate Swap, 06/29/38(a)	3-Month LIBOR, 1.91%	Quarterly	3.05	Semi-Annual	Deutsche Bank AG	06/27/28	3.05	USD	3,125	96,649
10-Year Interest Rate Swap, 01/12/39	3-Month LIBOR, 1.91%	Quarterly	3.04	Semi-Annual	Nomura International PLC	01/10/29	3.04	USD	1,000	91,441
10-Year Interest Rate Swap, 01/13/39	3-Month LIBOR, 1.91%	Quarterly	3.04	Semi-Annual	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	91,289
10-Year Interest Rate Swap, 01/31/39	3-Month LIBOR, 1.91%	Quarterly	3.08	Semi-Annual	Barclays Bank PLC	01/29/29	3.08	USD	1,020	95,657
10-Year Interest Rate Swap, 04/29/48	3-Month LIBOR, 1.91%	Quarterly	2.99	Semi-Annual	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	80,223
10-Year Interest Rate Swap, 02/24/49	3-Month LIBOR, 1.91%	Quarterly	2.86	Semi-Annual	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	78,110

										2,412,429

Put
30-Year Interest Rate Swap, 02/05/50	4.00%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Goldman Sachs Bank USA	02/03/20	4.00	USD	1,600	—
5-Year Interest Rate Swap, 02/28/25	2.52	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	02/26/20	2.52	USD	9,630	103
1-Year Interest Rate Swap, 05/15/21	2.09	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	UBS AG	05/13/20	2.09	USD	42,093	740
15-Year Interest Rate Swap, 05/17/35	1.10	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Barclays Bank PLC	05/15/20	1.10	JPY	250,000	40
10-Year Interest Rate Swap, 05/21/30	1.72	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	05/19/20	1.72	USD	5,280	130,703
15-Year Interest Rate Swap, 06/10/35	0.65	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Barclays Bank PLC	06/08/20	0.65	JPY	125,000	447
10-Year Interest Rate Swap, 07/15/30	2.35	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	07/13/20	2.35	USD	13,120	56,443
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Barclays Bank PLC	09/14/20	0.66	JPY	50,000	425
15-Year Interest Rate Swap, 09/16/35	0.66	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Morgan Stanley & Co. International PLC	09/14/20	0.66	JPY	50,000	426

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put (continued)
20-Year Interest Rate Swap, 04/18/41	0.78%	Semi-Annual	6-Month JPY LIBOR,(0.02)%	Semi-Annual	JPMorgan Chase Bank N.A.	04/16/21	0.78%	JPY	105,700	$4,037
30-Year Interest Rate Swap, 06/09/51	3.80	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	06/07/21	3.80	USD	3,780	9,169
10-Year Interest Rate Swap, 08/18/31	1.46	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	08/16/21	1.46	USD	4,430	263,026
10-Year Interest Rate Swap, 01/13/32	1.25	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Credit Suisse International	01/11/22	1.25	JPY	250,000	661
10-Year Interest Rate Swap, 02/24/32	1.55	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	Credit Suisse International	02/22/22	1.55	JPY	250,000	386
10-Year Interest Rate Swap, 03/18/32	1.60	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	JPMorgan Chase Bank N.A.	03/16/22	1.60	JPY	250,000	383
10-Year Interest Rate Swap, 04/06/32	1.45	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	JPMorgan Chase Bank N.A.	04/04/22	1.45	JPY	250,000	582
15-Year Interest Rate Swap, 05/05/37	3.25	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	4,050	30,254
30-Year Interest Rate Swap, 05/11/52	2.85	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Nomura International PLC	05/09/22	2.85	USD	4,750	113,400
10-Year Interest Rate Swap, 08/04/32	2.25	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	08/02/22	2.25	USD	4,160	114,534
10-Year Interest Rate Swap, 08/10/32	2.25	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	08/08/22	2.25	USD	4,270	118,138
10-Year Interest Rate Swap, 03/09/34	2.98	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	03/07/24	2.98	USD	3,511	61,508
10-Year Interest Rate Swap, 03/14/34	2.95	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	03/12/24	2.95	USD	3,510	63,688
10-Year Interest Rate Swap, 06/15/34	2.50	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Morgan Stanley & Co. International PLC	06/13/24	2.50	USD	3,950	124,323
10-Year Interest Rate Swap, 06/22/34	2.50	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	2.50	USD	3,950	124,725
1-Year Interest Rate Swap, 11/07/25	1.77	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	11/05/24	1.77	USD	23,790	140,771
10-Year Interest Rate Swap, 04/14/37	3.00	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	04/12/27	3.00	USD	2,590	74,432
10-Year Interest Rate Swap, 01/12/39	3.04	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Nomura International PLC	01/10/29	3.04	USD	1,000	31,268
10-Year Interest Rate Swap, 01/13/39	3.04	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Morgan Stanley & Co. International PLC	01/11/29	3.04	USD	1,000	31,367
10-Year Interest Rate Swap, 01/31/39	3.08	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	01/29/29	3.08	USD	1,020	30,948
20-Year Interest Rate Swap, 08/11/53	4.00	Semi-Annual	3-Month EURIBOR, (0.39)%	Quarterly	Barclays Bank PLC	08/09/33	4.00	EUR	2,410	41,386
10-Year Interest Rate Swap, 04/29/48	2.99	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	2.99	USD	910	35,008
10-Year Interest Rate Swap, 02/24/49	2.86	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	02/22/39	2.86	USD	933	37,728

										1,641,049

										$4,053,478

(a)	Forward settling swaption.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Interest Rate Caps / Floors — Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
Call
5Y-30Y CMS Index Cap	0.47%	Nomura International PLC	2/12/20	USD	19,160	$(874)	$(6,591)	$5,717

Put
5Y-30Y CMS Index Floor	0.30	Nomura International PLC	6/29/20	USD	39,570	$(9,746)	$(26,112)	$16,366
5Y-30Y CMS Index Floor	0.25	Nomura International PLC	7/08/20	USD	40,130	(5,745)	(20,065)	14,320

						$(15,491)	$(46,177)	$30,686

						$(16,365)	$(52,768)	$36,403

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	158	01/10/20	USD	99.38	USD	38,817	$(987)
90-Day Euro Future	332	03/16/20	USD	97.88	USD	81,564	(323,700)
90-Day Euro Future	244	12/13/21	USD	99.38	USD	59,945	(42,700)

							$(367,387)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 02/23/22	2.35%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	UBS AG	02/21/20	2.35%	USD	10,600	$(142,989)
2-Year Interest Rate Swap, 02/28/22	2.46	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	02/26/20	2.46	USD	23,260	(365,963)
2-Year Interest Rate Swap, 04/16/22	2.88	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(408,422)
2-Year Interest Rate Swap, 04/19/22	2.94	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	04/17/20	2.94	USD	16,540	(421,029)
2-Year Interest Rate Swap, 06/03/22	1.00	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	06/01/20	1.00	USD	58,785	(14,858)
1-Year Interest Rate Swap, 06/12/21	1.76	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Nomura International PLC	06/10/20	1.76	USD	48,320	(77,999)
10-Year Interest Rate Swap, 06/13/30	2.20	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	06/11/20	2.20	USD	5,250	(171,052)
10-Year Interest Rate Swap, 07/08/30	2.01	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Morgan Stanley & Co. International PLC	07/06/20	2.01	USD	2,653	(56,253)
1-Year Interest Rate Swap, 08/07/21	1.33	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	08/05/20	1.33	USD	4,190	(1,951)
2-Year Interest Rate Swap, 08/12/22	0.75	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	08/10/20	0.75	USD	85,970	(22,714)
10-Year Interest Rate Swap, 08/15/30	1.61	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	08/13/20	1.61	USD	4,390	(35,403)
10-Year Interest Rate Swap, 08/19/30	1.20	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	08/17/20	1.20	USD	5,570	(15,462)
10-Year Interest Rate Swap, 08/19/30	1.42	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	08/17/20	1.42	USD	4,430	(22,068)
10-Year Interest Rate Swap, 08/21/30	1.25	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	08/19/20	1.25	USD	5,560	(17,835)
10-Year Interest Rate Swap, 09/16/30	1.61	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	09/14/20	1.61	USD	2,690	(24,914)
10-Year Interest Rate Swap, 09/18/30	1.76	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	09/16/20	1.76	USD	5,260	(70,583)
2-Year Interest Rate Swap, 09/25/22	0.70	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	09/23/20	0.70	USD	85,550	(30,798)
10-Year Interest Rate Swap, 11/04/30	1.63	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	11/02/20	1.63	USD	2,680	(29,233)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call (continued)
10-Year Interest Rate Swap, 11/04/30	1.64%	Semi-Annual	3-Month LIBOR,1.91%	Quarterly	UBS AG	11/02/20	1.64%	USD	2,680	$(29,895)
1-Year Interest Rate Swap, 11/07/21	1.58	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	JPMorgan Chase Bank N.A.	11/05/20	1.58	USD	23,790	(39,688)
1-Year Interest Rate Swap, 11/25/21	0.75	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Morgan Stanley & Co. International PLC	11/23/20	0.75	USD	170,600	(43,285)
2-Year Interest Rate Swap, 12/13/22	1.54	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Goldman Sachs Bank USA	12/11/20	1.54	USD	12,580	(44,288)
2-Year Interest Rate Swap, 12/16/22	1.53	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Citibank N.A.	12/14/20	1.53	USD	12,580	(44,129)
10-Year Interest Rate Swap, 03/10/31	2.79	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(421,973)
5-Year Interest Rate Swap, 09/14/27	(0.14)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	Barclays Bank PLC	09/12/22	(0.14)	EUR	2,720	(20,853)
5-Year Interest Rate Swap, 09/15/27	(0.04)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	Barclays Bank PLC	09/13/22	(0.04)	EUR	2,720	(26,225)
30-Year Interest Rate Swap, 11/29/56	1.91	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	11/27/26	1.91	USD	890	(80,905)
10-Year Interest Rate Swap, 03/15/39	3.05	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(261,168)

										(2,941,935)

Put
2-Year Interest Rate Swap, 01/04/22	3-Month LIBOR, 1.91%	Quarterly	2.90%	Semi-Annual	JPMorgan Chase Bank N.A.	01/02/20	2.90	USD	10,000	—
2-Year Interest Rate Swap, 01/05/22	3-Month LIBOR, 1.91%	Quarterly	2.80	Semi-Annual	Goldman Sachs Bank USA	01/03/20	2.80	USD	8,790	—
2-Year Interest Rate Swap, 01/23/22	3-Month LIBOR, 1.91%	Quarterly	2.85	Semi-Annual	JPMorgan Chase Bank N.A.	01/21/20	2.85	USD	18,900	—
2-Year Interest Rate Swap, 01/25/22	6-Month EURIBOR, (0.32)%	Semi-Annual	0.20	Annual	Barclays Bank PLC	01/23/20	0.20	EUR	10,300	—
2-Year Interest Rate Swap, 02/05/22	3-Month LIBOR, 1.91%	Quarterly	3.15	Semi-Annual	Barclays Bank PLC	02/03/20	3.15	USD	35,510	—
2-Year Interest Rate Swap, 02/09/22	3-Month LIBOR, 1.91%	Quarterly	3.20	Semi-Annual	Deutsche Bank AG	02/07/20	3.20	USD	10,790	—
2-Year Interest Rate Swap, 02/16/22	3-Month LIBOR, 1.91%	Quarterly	3.35	Semi-Annual	Deutsche Bank AG	02/14/20	3.35	USD	10,690	—
2-Year Interest Rate Swap, 02/23/22	3-Month LIBOR, 1.91%	Quarterly	3.35	Semi-Annual	UBS AG	02/21/20	3.35	USD	10,600	—
2-Year Interest Rate Swap, 02/28/22	3-Month LIBOR, 1.91%	Quarterly	2.46	Semi-Annual	Citibank N.A.	02/26/20	2.46	USD	23,260	(1)
2-Year Interest Rate Swap, 03/18/22	3-Month LIBOR, 1.91%	Quarterly	1.95	Semi-Annual	Barclays Bank PLC	03/16/20	1.95	USD	35,910	(4,325)
1-Year Interest Rate Swap, 04/08/21	3-Month LIBOR, 1.91%	Quarterly	2.32	Semi-Annual	Goldman Sachs Bank USA	04/06/20	2.32	USD	46,770	(8)
1-Year Interest Rate Swap, 04/08/21	3-Month LIBOR, 1.91%	Quarterly	2.35	Semi-Annual	Goldman Sachs Bank USA	04/06/20	2.35	USD	46,770	(6)
2-Year Interest Rate Swap, 04/16/22	3-Month LIBOR, 1.91%	Quarterly	2.88	Semi-Annual	Deutsche Bank AG	04/14/20	2.88	USD	16,840	(2)
2-Year Interest Rate Swap, 04/19/22	3-Month LIBOR, 1.91%	Quarterly	2.94	Semi-Annual	Bank of America N.A.	04/17/20	2.94	USD	16,540	(1)
2-Year Interest Rate Swap, 05/07/22	3-Month LIBOR, 1.91%	Quarterly	3.15	Semi-Annual	Goldman Sachs Bank USA	05/05/20	3.15	USD	8,800	(1)
15-Year Interest Rate Swap, 05/17/35	6-Month JPY LIBOR, (0.02)%	Semi-Annual	2.10	Semi-Annual	Barclays Bank PLC	05/15/20	2.10	JPY	250,000	(1)
2-Year Interest Rate Swap, 05/20/22	3-Month LIBOR, 1.91%	Quarterly	3.50	Semi-Annual	JPMorgan Chase Bank N.A.	05/18/20	3.50	USD	10,000	—
2-Year Interest Rate Swap, 05/24/22	3-Month LIBOR, 1.91%	Quarterly	3.55	Semi-Annual	Deutsche Bank AG	05/22/20	3.55	USD	16,000	—
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR, 1.91%	Quarterly	2.90	Semi-Annual	Deutsche Bank AG	05/29/20	2.90	USD	9,270	(7)

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
2-Year Interest Rate Swap, 05/31/22	3-Month LIBOR,1.91%	Quarterly	3.35%	Semi-Annual	Goldman Sachs Bank USA	05/29/20	3.35%	USD	13,040	$(1)
2-Year Interest Rate Swap, 06/10/22	3-Month LIBOR, 1.91%	Quarterly	3.45	Semi-Annual	Goldman Sachs Bank USA	06/08/20	3.45	USD	13,000	(1)
1-Year Interest Rate Swap, 06/12/21	3-Month LIBOR, 1.91%	Quarterly	1.76	Semi-Annual	Nomura International PLC	06/10/20	1.76	USD	48,320	(28,260)
10-Year Interest Rate Swap, 06/13/30	3-Month LIBOR, 1.91%	Quarterly	2.20	Semi-Annual	Barclays Bank PLC	06/11/20	2.20	USD	5,250	(30,798)
30-Year Interest Rate Swap, 06/13/50	3-Month LIBOR, 1.91%	Quarterly	2.85	Semi-Annual	Barclays Bank PLC	06/11/20	2.85	USD	3,950	(8,468)
10-Year Interest Rate Swap, 06/17/30	3-Month LIBOR, 1.91%	Quarterly	2.30	Semi-Annual	Citibank N.A.	06/15/20	2.30	USD	3,950	(16,650)
2-Year Interest Rate Swap, 06/17/22	3-Month LIBOR, 1.91%	Quarterly	3.35	Semi-Annual	Goldman Sachs Bank USA	06/15/20	3.35	USD	8,300	(1)
2-Year Interest Rate Swap, 07/01/22	3-Month LIBOR, 1.91%	Quarterly	3.20	Semi-Annual	Nomura International PLC	06/29/20	3.20	USD	23,185	(7)
10-Year Interest Rate Swap, 07/08/30	3-Month LIBOR, 1.91%	Quarterly	2.01	Semi-Annual	Morgan Stanley & Co. International PLC	07/06/20	2.01	USD	2,653	(33,744)
10-Year Interest Rate Swap, 07/12/30	3-Month LIBOR, 1.91%	Quarterly	2.35	Semi-Annual	Nomura International PLC	07/10/20	2.35	USD	2,870	(12,087)
10-Year Interest Rate Swap, 07/12/30	3-Month LIBOR, 1.91%	Quarterly	2.35	Semi-Annual	Nomura International PLC	07/10/20	2.35	USD	2,870	(12,087)
10-Year Interest Rate Swap, 07/15/30	3-Month LIBOR, 1.91%	Quarterly	1.95	Semi-Annual	Citibank N.A.	07/13/20	1.95	USD	4,370	(67,333)
10-Year Interest Rate Swap, 07/29/30	3-Month LIBOR, 1.91%	Quarterly	2.30	Semi-Annual	Goldman Sachs Bank USA	07/27/20	2.30	USD	4,040	(22,519)
5-Year Interest Rate Swap, 07/29/25	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/27/20	0.00	EUR	7,510	(31,474)
10-Year Interest Rate Swap, 08/05/30	3-Month LIBOR, 1.91%	Quarterly	2.00	Semi-Annual	Barclays Bank PLC	08/03/20	2.00	USD	2,250	(32,266)
1-Year Interest Rate Swap, 08/07/21	3-Month LIBOR, 1.91%	Quarterly	1.33	Semi-Annual	JPMorgan Chase Bank N.A.	08/05/20	1.33	USD	4,190	(14,769)
10-Year Interest Rate Swap, 08/09/30	3-Month LIBOR, 1.91%	Quarterly	1.75	Semi-Annual	Bank of America N.A.	08/07/20	1.75	USD	2,040	(55,266)
10-Year Interest Rate Swap, 08/15/30	3-Month LIBOR, 1.91%	Quarterly	1.61	Semi-Annual	Barclays Bank PLC	08/13/20	1.61	USD	4,390	(161,488)
10-Year Interest Rate Swap, 08/19/30	3-Month LIBOR, 1.91%	Quarterly	1.42	Semi-Annual	Citibank N.A.	08/17/20	1.42	USD	4,430	(223,984)
10-Year Interest Rate Swap, 08/19/30	3-Month LIBOR, 1.91%	Quarterly	1.60	Semi-Annual	JPMorgan Chase Bank N.A.	08/17/20	1.60	USD	5,570	(207,538)
10-Year Interest Rate Swap, 08/21/30	3-Month LIBOR, 1.91%	Quarterly	1.65	Semi-Annual	Bank of America N.A.	08/19/20	1.65	USD	5,560	(188,749)
2-Year Interest Rate Swap, 08/26/22	3-Month LIBOR, 1.91%	Quarterly	3.50	Semi-Annual	Barclays Bank PLC	08/24/20	3.50	USD	16,370	(20)
10-Year Interest Rate Swap, 09/16/30	3-Month LIBOR, 1.91%	Quarterly	1.61	Semi-Annual	Bank of America N.A.	09/14/20	1.61	USD	2,690	(100,832)
10-Year Interest Rate Swap, 09/18/30	3-Month LIBOR, 1.91%	Quarterly	1.76	Semi-Annual	Bank of America N.A.	09/16/20	1.76	USD	5,260	(148,062)
10-Year Interest Rate Swap, 11/04/30	3-Month LIBOR, 1.91%	Quarterly	1.63	Semi-Annual	Bank of America N.A.	11/02/20	1.63	USD	2,680	(103,920)
10-Year Interest Rate Swap, 11/04/30	3-Month LIBOR, 1.91%	Quarterly	1.64	Semi-Annual	UBS AG	11/02/20	1.64	USD	2,680	(102,148)
1-Year Interest Rate Swap, 11/07/21	3-Month LIBOR, 1.91%	Quarterly	1.58	Semi-Annual	JPMorgan Chase Bank N.A.	11/05/20	1.58	USD	23,790	(46,351)
2-Year Interest Rate Swap, 11/29/22	3-Month LIBOR, 1.91%	Quarterly	2.00	Semi-Annual	Barclays Bank PLC	11/27/20	2.00	USD	25,750	(39,062)
2-Year Interest Rate Swap, 12/13/22	3-Month LIBOR, 1.91%	Quarterly	1.54	Semi-Annual	Goldman Sachs Bank USA	12/11/20	1.54	USD	12,580	(69,166)
2-Year Interest Rate Swap, 12/16/22	6-Month EURIBOR, (0.32)%	Semi-Annual	0.60	Annual	JPMorgan Chase Bank N.A.	12/14/20	0.60	EUR	17,280	(231)
2-Year Interest Rate Swap, 12/16/22	3-Month LIBOR, 1.91%	Quarterly	1.53	Semi-Annual	Citibank N.A.	12/14/20	1.53	USD	12,580	(70,243)

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
2-Year Interest Rate Swap, 12/23/22	6-Month EURIBOR, (0.32)%	Semi-Annual	0.55%	Annual	Barclays Bank PLC	12/21/20	0.55%	EUR	8,130	$(155)
2-Year Interest Rate Swap, 12/23/22	3-Month LIBOR, 1.91%	Quarterly	3.05	Semi-Annual	Nomura International PLC	12/21/20	3.05	USD	9,510	(855)
2-Year Interest Rate Swap, 12/31/22	3-Month LIBOR, 1.91%	Quarterly	3.25	Semi-Annual	Citibank N.A.	12/29/20	3.25	USD	14,110	(894)
10-Year Interest Rate Swap, 03/10/31	3-Month LIBOR, 1.91%	Quarterly	2.79	Semi-Annual	Barclays Bank PLC	03/08/21	2.79	USD	5,266	(25,215)
2-Year Interest Rate Swap, 03/10/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.30	Annual	JPMorgan Chase Bank N.A.	03/08/21	0.30	EUR	12,880	(2,346)
2-Year Interest Rate Swap, 03/31/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.10	Annual	Barclays Bank PLC	03/29/21	0.10	EUR	18,360	(11,279)
2-Year Interest Rate Swap, 04/10/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.12	Annual	Barclays Bank PLC	04/08/21	0.12%	EUR	28,360	(16,860)
2-Year Interest Rate Swap, 04/14/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.10	Annual	Citibank N.A.	04/12/21	0.10	EUR	14,250	(9,594)
2-Year Interest Rate Swap, 04/14/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.16	Annual	Goldman Sachs Bank USA	04/12/21	0.16	EUR	14,250	(7,088)
10-Year Interest Rate Swap, 04/21/31	6-Month EURIBOR, (0.32)%	Semi-Annual	2.15	Annual	JPMorgan Chase Bank N.A.	04/19/21	2.15	EUR	4,400	(1,305)
2-Year Interest Rate Swap, 04/21/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.15	Annual	Morgan Stanley & Co. International PLC	04/19/21	0.15	EUR	14,050	(7,710)
10-Year Interest Rate Swap, 05/06/31	6-Month EURIBOR, (0.32)%	Semi-Annual	2.00	Annual	Barclays Bank PLC	05/04/21	2.00	EUR	2,700	(1,183)
1-Year Interest Rate Swap, 05/19/22	3-Month LIBOR, 1.91%	Quarterly	2.35	Semi-Annual	Citibank N.A.	05/17/21	2.35	USD	45,470	(19,388)
2-Year Interest Rate Swap, 05/19/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.11	Annual	Barclays Bank PLC	05/17/21	0.11	EUR	9,299	(7,387)
1-Year Interest Rate Swap, 05/29/22	3-Month LIBOR, 1.91%	Quarterly	2.15	Semi-Annual	Barclays Bank PLC	05/27/21	2.15	USD	62,210	(47,168)
2-Year Interest Rate Swap, 06/02/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.08	Annual	Morgan Stanley & Co. International PLC	05/31/21	0.08	EUR	6,270	(6,184)
1-Year Interest Rate Swap, 06/03/22	3-Month LIBOR, 1.91%	Quarterly	2.40	Semi-Annual	Morgan Stanley & Co. International PLC	06/01/21	2.40	USD	77,400	(31,154)
10-Year Interest Rate Swap, 06/09/31	3-Month LIBOR, 1.91%	Semi-Annual	3.87	Quarterly	Barclays Bank PLC	06/07/21	3.87	USD	8,000	(7,597)
2-Year Interest Rate Swap, 06/12/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.05	Annual	Barclays Bank PLC	06/10/21	0.05	EUR	9,800	(11,676)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	06/14/21	0.00	EUR	4,310	(6,500)
2-Year Interest Rate Swap, 06/16/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Bank of America N.A.	06/14/21	0.00	EUR	4,430	(6,681)
2-Year Interest Rate Swap, 06/20/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Goldman Sachs Bank USA	06/18/21	0.00	EUR	4,460	(6,864)
2-Year Interest Rate Swap, 06/23/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Citibank N.A.	06/21/21	0.00	EUR	5,200	(8,084)
2-Year Interest Rate Swap, 06/27/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Nomura International PLC	06/25/21	0.00	EUR	4,880	(7,738)
2-Year Interest Rate Swap, 07/03/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/01/21	0.00	EUR	5,230	(8,503)
2-Year Interest Rate Swap, 07/04/23	6-Month EURIBOR, (0.32)%	Semi-Annual	(0.05)	Annual	Barclays Bank PLC	07/02/21	(0.05)	EUR	5,120	(10,284)
2-Year Interest Rate Swap, 07/21/23	6-Month EURIBOR, (0.32)%	Semi-Annual	0.00	Annual	Barclays Bank PLC	07/19/21	0.00	EUR	5,270	(9,192)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.32)%	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	12,480	(41,271)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.32)%	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	08/09/21	(0.15)	EUR	6,990	(23,116)
2-Year Interest Rate Swap, 09/05/23	6-Month EURIBOR, (0.32)%	Semi-Annual	(0.25)	Annual	Barclays Bank PLC	09/03/21	(0.25)	EUR	22,950	(111,668)
5-Year Interest Rate Swap, 05/05/27	3-Month LIBOR, 1.91%	Semi-Annual	3.25	Quarterly	Goldman Sachs Bank USA	05/03/22	3.25	USD	10,130	(20,871)

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
10-Year Interest Rate Swap, 05/11/32	3-Month LIBOR,1.91%	Quarterly	2.75%	Semi-Annual	Nomura International PLC	05/09/22	2.75%	USD	10,350	$(123,368)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 1.91%	Quarterly	2.75	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	2.75	USD	4,160	(55,882)
10-Year Interest Rate Swap, 08/04/32	3-Month LIBOR, 1.91%	Quarterly	3.25	Semi-Annual	JPMorgan Chase Bank N.A.	08/02/22	3.25	USD	4,160	(25,302)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 1.91%	Quarterly	2.75	Semi-Annual	Barclays Bank PLC	08/08/22	2.75	USD	4,270	(57,808)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 1.91%	Quarterly	3.25	Semi-Annual	Barclays Bank PLC	08/08/22	3.25	USD	4,270	(26,262)
5-Year Interest Rate Swap, 09/14/27	6-Month EURIBOR, (0.32)%	Semi-Annual	(0.14)	Annual	Barclays Bank PLC	09/12/22	(0.14)	EUR	2,720	(74,052)
5-Year Interest Rate Swap, 09/15/27	6-Month EURIBOR, (0.32)%	Semi-Annual	(0.04)	Annual	Barclays Bank PLC	09/13/22	(0.04)	EUR	2,720	(63,556)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 1.91%	Quarterly	3.00	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.00	USD	3,950	(72,085)
10-Year Interest Rate Swap, 06/15/34	3-Month LIBOR, 1.91%	Quarterly	3.50	Semi-Annual	Morgan Stanley & Co. International PLC	06/13/24	3.50	USD	3,950	(40,129)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 1.91%	Quarterly	3.00	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.00	USD	3,950	(72,413)
10-Year Interest Rate Swap, 06/22/34	3-Month LIBOR, 1.91%	Quarterly	3.50	Semi-Annual	Morgan Stanley & Co. International PLC	06/20/24	3.50	USD	3,950	(40,366)
10-Year Interest Rate Swap, 08/22/34	3-Month LIBOR, 1.91%	Quarterly	2.25	Semi-Annual	Morgan Stanley & Co. International PLC	08/20/24	2.25	USD	4,410	(182,882)
30-Year Interest Rate Swap, 11/29/56	3-Month LIBOR, 1.91%	Quarterly	1.91	Semi-Annual	Bank of America N.A.	11/27/26	1.91	USD	890	(126,554)
10-Year Interest Rate Swap, 03/14/39	3-Month LIBOR, 1.91%	Quarterly	3.05	Semi-Annual	Barclays Bank PLC	03/12/29	3.05	USD	2,840	(89,001)

										(3,357,347)

										$(6,299,282)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	1.00%	Quarterly	12/20/24	USD	91,800	$(2,413,157)	$(1,634,470)	$(778,687)
CDX.NA.IG.33.V1	5.00	Quarterly	12/20/24	USD	3,564	(349,773)	(219,264)	(130,509)

						$(2,762,930)	$(1,853,734)	$(909,196)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.91%	Quarterly	1.53%	Quarterly	N/A		11/22/20	USD	11,880	$(31,927)	$113	$(32,040)
1.56	Semi-Annual	6-Month LIBOR, 1.91%	Semi-Annual	03/27/20	(a)	03/27/21	USD	5,660	7,244	61	7,183
1.77	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		06/15/21	USD	8,210	(9,247)	88	(9,335)
3-Month LIBOR, 1.91%	Quarterly	1.85	Semi-Annual	N/A		06/20/21	USD	6,130	11,516	53	11,463
2.15	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		07/10/21	USD	4,060	(49,411)	36	(49,447)
3-Month LIBOR, 1.91%	Quarterly	1.88	Semi-Annual	N/A		08/01/21	USD	6,000	43,619	56	43,563
3-Month LIBOR, 1.91%	Quarterly	1.61	Semi-Annual	N/A		08/07/21	USD	6,340	13,119	60	13,059
3-Month LIBOR, 1.91%	Quarterly	1.53	Semi-Annual	N/A		08/09/21	USD	1,635	954	15	939
3-Month LIBOR, 1.91%	Quarterly	1.53	Quarterly	N/A		08/09/21	USD	1,635	1,067	15	1,052
2.58	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/29/21	USD	180	(3,854)	2	(3,856)
2.25	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/29/21	USD	4,973	(73,838)	48	(73,886)
2.15	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		09/05/21	USD	9,280	(120,061)	91	(120,152)

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.00%	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		09/25/21	USD	12,400	$(125,448)	$126	$(125,574)
3-Month LIBOR, 1.91%	Quarterly	1.36	Quarterly	09/28/20	(a)	09/28/21	USD	3,500	(8,916)	37	(8,953)
3-Month LIBOR, 1.91%	Quarterly	2.31	Semi-Annual	N/A		11/04/21	USD	1,550	18,330	17	18,313
3.30	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		11/12/21	USD	11,440	(357,202)	125	(357,327)
1.31	Annual	6-Month LIBOR, 1.91%	Annual	04/03/20	(a)	12/15/21	USD	73,570	160,920	(3,600)	164,520
1.41	Annual	6-Month LIBOR, 1.91%	Quarterly	04/03/20	(a)	12/15/21	USD	30,510	11,962	359	11,603
(0.45)	Annual	6-Month EURIBOR, (0.32)%	Annual	N/A		12/16/21	EUR	5,440	18,563	73	18,490
3-Month LIBOR, 1.91%	Quarterly	1.59	Semi-Annual	N/A		12/24/21	USD	1,950	(4,199)	23	(4,222)
3-Month LIBOR, 1.91%	Quarterly	2.53	Semi-Annual	01/06/20	(a)	01/06/22	USD	9,195	152,975	107	152,868
3-Month LIBOR, 1.91%	Quarterly	2.34	Semi-Annual	01/07/20	(a)	01/07/22	USD	14,500	188,560	169	188,391
3-Month LIBOR, 1.91%	Quarterly	1.76	Semi-Annual	01/10/20	(a)	01/10/22	USD	3,140	5,132	37	5,095
3-Month LIBOR, 1.91%	Quarterly	2.51	Semi-Annual	02/11/20	(a)	02/11/22	USD	1,855	30,589	22	30,567
3-Month LIBOR, 1.91%	Quarterly	2.48	Semi-Annual	02/11/20	(a)	02/11/22	USD	1,855	29,680	22	29,658
2.56	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	02/14/20	(a)	02/14/22	USD	640	(11,210)	7	(11,217)
3-Month LIBOR, 1.91%	Quarterly	2.03	Semi-Annual	03/30/20	(a)	03/30/22	USD	10,454	79,327	122	79,205
3-Month LIBOR, 1.91%	Quarterly	2.25	Semi-Annual	04/27/20	(a)	04/27/22	USD	21,850	259,966	256	259,710
3-Month LIBOR, 1.91%	Quarterly	2.01	Semi-Annual	05/17/21	(a)	05/17/22	USD	756	2,884	2,243	641
1.87	Semi-Annual	6-Month LIBOR, 1.91%	Quarterly	06/03/21	(a)	06/03/22	USD	3,450	(8,453)	37	(8,490)
3-Month LIBOR, 1.91%	Quarterly	1.74	Semi-Annual	06/16/20	(a)	06/16/22	USD	7,810	16,175	91	16,084
3-Month LIBOR, 1.91%	Quarterly	1.71	Semi-Annual	07/13/21	(a)	07/13/22	USD	39,790	32,750	425	32,325
3-Month LIBOR, 1.91%	Quarterly	1.34	Semi-Annual	09/28/20	(a)	09/28/22	USD	6,240	(35,963)	73	(36,036)
3-Month LIBOR, 1.91%	Quarterly	1.25	Quarterly	10/06/20	(a)	10/06/22	USD	7,335	(55,493)	86	(55,579)
1.66	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	12/22/20	(a)	12/22/22	USD	2,985	(735)	35	(770)
1.66	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	12/22/20	(a)	12/22/22	USD	2,985	(966)	35	(1,001)
1.77	Semi-Annual	6-Month LIBOR, 1.91%	Quarterly	07/12/22	(a)	07/12/23	USD	40,440	(13,954)	432	(14,386)
(0.30)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	07/26/21	(a)	07/25/23	EUR	12,900	48,861	202	48,659
(0.29)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	07/26/21	(a)	07/26/23	EUR	14,350	51,207	226	50,981
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.45)	Quarterly	08/11/21	(a)	08/11/23	EUR	1,730	(12,811)	27	(12,838)
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.58)	Semi-Annual	08/17/21	(a)	08/17/23	EUR	1,760	(18,025)	28	(18,053)
1.61	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	11/01/21	(a)	11/01/23	USD	3,260	6,558	38	6,520
(0.17)	Annual	6-Month EURIBOR, (0.32)%	Quarterly	12/13/21	(a)	12/13/23	EUR	5,190	9,470	81	9,389
(0.12)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	12/27/21	(a)	12/27/23	EUR	770	585	12	573
(0.05)	Annual	6-Month EURIBOR, (0.32)%	Quarterly	01/03/22	(a)	01/03/24	EUR	2,735	(1,849)	43	(1,892)
(0.06)	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	01/03/22	(a)	01/03/24	EUR	2,735	(1,445)	43	(1,488)
1.79	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		06/20/24	USD	2,510	(7,151)	29	(7,180)
1.80	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/10/24	USD	1,280	(3,497)	16	(3,513)
(0.17)	Annual	6-Month EURIBOR, (0.32)%	Quarterly	N/A		11/11/24	EUR	1,160	1,959	18	1,941
(0.22)	Annual	6-Month EURIBOR, (0.32)%	Quarterly	N/A		11/21/24	EUR	3,890	16,592	59	16,533
3-Month LIBOR, 1.91%	Quarterly	3.09	Quarterly	N/A		11/29/24	USD	18,950	1,230,706	245	1,230,461
6-Month EURIBOR, (0.32)%	Semi-Annual	(0.23)	Semi-Annual	N/A		12/02/24	EUR	6,710	(32,711)	112	(32,823)
2.95	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/05/24	USD	1,429	(83,423)	19	(83,442)
2.86	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/13/24	USD	4,520	(242,911)	59	(242,970)
1.87	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/16/24	USD	3,180	(20,644)	41	(20,685)
2.57	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	01/06/20	(a)	01/06/25	USD	3,810	(151,358)	49	(151,407)
2.56	Semi-Annual	6-Month LIBOR, 1.91%	Quarterly	01/06/20	(a)	01/06/25	USD	3,810	(150,718)	49	(150,767)
(0.18)	Annual	6-Month EURIBOR, (0.32)%	Quarterly	03/18/20	(a)	03/18/25	EUR	270	1,049	5	1,044
2.16	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/31/20	(a)	03/31/25	USD	780	(15,884)	10	(15,894)
2.35	Semi-Annual	6-Month LIBOR, 1.91%	Quarterly	04/27/20	(a)	04/27/25	USD	5,870	(171,868)	77	(171,945)
1.76	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/31/20	(a)	11/15/26	USD	5,860	13,561	83	13,478
6-Month JPY LIBOR, 0.02%	Semi-Annual	0.37	Semi-Annual	N/A		01/29/28	JPY	181,730	40,675	23	40,652
6-Month JPY LIBOR, 0.02%	Semi-Annual	0.36	Semi-Annual	N/A		07/31/28	JPY	113,000	25,299	15	25,284
0.19	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		01/04/29	JPY	100,000	(7,735)	14	(7,749)
1.37	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	N/A		02/20/29	EUR	1,970	(281,235)	41	(281,276)
1.38	Annual	6-Month EURIBOR, (0.32)%	Semi-Annual	N/A		02/22/29	EUR	590	(84,854)	12	(84,866)
6-Month EURIBOR, (0.32)%	Semi-Annual	0.56	Annual	N/A		03/12/29	EUR	1,640	82,517	30	82,487
1.83	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		05/15/29	USD	1,850	8,740	29	8,711
6-Month EURIBOR, (0.32)%	Semi-Annual	0.06	Annual	N/A		07/26/29	EUR	930	(8,406)	17	(8,423)
3-Month LIBOR, 1.91%	Quarterly	1.65	Semi-Annual	N/A		08/08/29	USD	1,740	(31,922)	26	(31,948)
1.67	Semi-Annual	6-Month LIBOR, 1.91%	Annual	03/31/20	(a)	08/15/29	USD	13,160	254,354	3,769	250,585
1.76	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	03/31/20	(a)	08/15/29	USD	4,225	47,088	66	47,022
3-Month LIBOR, 1.91%	Quarterly	1.85	Quarterly	03/31/20	(a)	08/15/29	USD	4,290	(17,507)	67	(17,574)

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 1.91%	Quarterly	1.86%	Semi-Annual	03/31/20	(a)	08/15/29	USD	4,290	$(13,585)	$67	$(13,652)
1.72	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/24/29	USD	1,920	32,307	29	32,278
2.30	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/05/29	USD	2,600	(94,998)	40	(95,038)
1.87	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/12/29	USD	1,458	5,454	22	5,432
1.83	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/12/29	USD	729	4,850	11	4,839
1.86	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/12/29	USD	1,710	7,190	26	7,164
1.77	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		12/11/29	USD	2,710	35,450	42	35,408
1.85	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/16/29	USD	670	3,485	10	3,475
1.85	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/17/29	USD	1,360	7,783	21	7,762
1.85	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/17/29	USD	40	228	1	227
1.85	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		12/17/29	USD	670	3,803	10	3,793
1.84	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		12/19/29	USD	1,060	6,232	17	6,215
1.91	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		12/23/29	USD	1,060	136	17	119
1.91	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		12/23/29	USD	1,060	(255)	17	(272)
3-Month LIBOR, 1.91%	Quarterly	2.45	Semi-Annual	05/18/21	(a)	05/18/31	USD	860	35,930	13	35,917
3-Month LIBOR, 1.91%	Quarterly	2.10	Semi-Annual	06/22/21	(a)	06/22/31	USD	430	4,349	7	4,342
0.52	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	11/30/21	(a)	11/30/31	JPY	95,000	(26,830)	16	(26,846)
0.36	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		02/04/34	JPY	30,720	(5,178)	4	(5,182)
0.34	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		02/08/34	JPY	50,250	(7,187)	9	(7,196)
0.34	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		03/14/34	JPY	24,760	(3,420)	4	(3,424)
2.33	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	06/24/24	(a)	06/24/34	USD	310	(4,202)	5	(4,207)
1.65	Semi-Annual	6-Month LIBOR, 1.91%	Semi-Annual	08/22/24	(a)	08/22/34	USD	1,355	60,534	21	60,513
1.98	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	10/23/24	(a)	10/23/34	USD	660	11,345	10	11,335
1.98	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	10/23/24	(a)	10/23/34	USD	660	11,038	10	11,028
3-Month LIBOR, 1.91%	Quarterly	3.18	Semi-Annual	05/09/28	(a)	05/09/38	USD	1,590	112,285	24	112,261
3.08	Semi-Annual	6-Month LIBOR, 1.91%	Quarterly	06/29/28	(a)	06/29/38	USD	230	(14,382)	3	(14,385)
0.66	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		12/06/38	JPY	40,000	(22,470)	8	(22,478)
0.62	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		12/14/38	JPY	25,000	(12,242)	5	(12,247)
0.41	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		04/03/39	JPY	26,190	(3,500)	5	(3,505)
2.82	Semi-Annual	6-Month LIBOR, 1.91%	Quarterly	04/04/29	(a)	04/04/39	USD	3,000	(123,058)	46	(123,104)
0.33	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		06/10/39	JPY	27,540	583	6	577
0.30	Semi-Annual	6-Month JPY LIBOR, 0.02%	Semi-Annual	N/A		06/17/39	JPY	25,860	2,147	6	2,141
0.17	Semi-Annual	6-Month JPY LIBOR, 0.02%	Quarterly	N/A		08/08/39	JPY	22,870	7,103	5	7,098
0.72	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Semi-Annual	03/21/24	(a)	03/21/44	JPY	19,000	(7,873)	4	(7,877)
0.20	Semi-Annual	6-Month JPY LIBOR, (0.02)%	Quarterly	08/28/24	(a)	08/28/44	JPY	12,720	6,761	3	6,758
3.02	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	12/08/38	(a)	12/08/48	USD	400	(20,753)	6	(20,759)
2.38	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	07/05/39	(a)	07/05/49	USD	620	(7,156)	10	(7,166)
1.89	Semi-Annual	3-Month LIBOR, 1.91%	Semi-Annual	N/A		08/08/49	USD	670	29,731	15	29,716
1.86	Semi-Annual	3-Month LIBOR, 1.91%	Annual	N/A		08/12/49	USD	705	37,091	15	37,076
3-Month LIBOR, 1.91%	Quarterly	1.73	Quarterly	N/A		08/15/49	USD	600	(50,167)	13	(50,180)
1.78	Semi-Annual	6-Month LIBOR, 1.91%	Semi-Annual	08/16/39	(a)	08/16/49	USD	500	12,801	8	12,793
1.71	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	08/16/39	(a)	08/16/49	USD	600	18,181	9	18,172
1.64	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/16/49	USD	170	17,666	4	17,662
1.63	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/16/49	USD	570	59,629	57	59,572
1.67	Semi-Annual	6-Month LIBOR, 1.91%	Annual	08/17/39	(a)	08/17/49	USD	460	15,162	7	15,155
1.54	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		08/30/49	USD	170	21,508	4	21,504
1.57	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		09/03/49	USD	500	59,665	11	59,654
3-Month LIBOR, 1.91%	Quarterly	1.86	Semi-Annual	N/A		11/07/49	USD	370	(20,910)	8	(20,918)
3-Month LIBOR, 1.91%	Quarterly	1.77	Quarterly	N/A		12/12/49	USD	870	(67,859)	19	(67,878)
2.37	Semi-Annual	6-Month LIBOR, 1.91%	Quarterly	N/A		06/15/50	USD	1,580	(92,773)	35	(92,808)
3-Month LIBOR, 1.91%	Quarterly	1.93	Semi-Annual	12/01/26	(a)	12/01/56	USD	110	(5,718)	2	(5,720)

									$693,633	$8,444	$685,189

(a)	Forward swap.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	20	$(3,824)	$(4,258)	$434
UPC Holding BV	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	2	(395)	(465)	70
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	10	(1,912)	(2,221)	309

							$(6,131)	$(6,944)	$813

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	12/20/23	B	EUR	30	$(5,777)	$(3,873)	$(1,904)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	48	(18,443)	74	(18,517)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	208	(79,918)	1,618	(81,536)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	5	(358)	(356)	(2)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	5	(317)	(363)	46
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	3	(15)	(80)	65
Telecom Italia SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	BB+	EUR	2	(16)	(79)	63
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	3	(15)	(82)	67
Telecom Italia SpA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	BB+	EUR	2	(15)	(81)	66
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	10	285	(133)	418
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	20	568	—	568
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	BB+	EUR	5	(281)	(708)	427
Virgin Media Finance PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B	EUR	10	2,243	2,440	(197)
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	B	EUR	30	(1,388)	(2,765)	1,377
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	BB+	USD	5,000	(104,603)	(503,599)	398,996
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	N/R	USD	2,500	(52,301)	(249,067)	196,766
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	N/R	USD	5,550	(116,110)	(734,310)	618,200
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	9,450	(49,622)	(1,156,817)	1,107,195
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(26,255)	(539,090)	512,835
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(26,255)	(539,090)	512,835
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(26,255)	(533,201)	506,946
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	N/R	USD	5,000	(26,254)	(539,038)	512,784

								$(531,102)	$(4,798,600)	$4,267,498

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$12,044	$(1,857,334)	$3,549,035	$(3,773,042)	$—
OTC Swaps	4,132	(4,809,676)	4,370,467	(102,156)	—
Options Written	N/A	N/A	4,945,883	(2,475,834)	(6,683,034)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$962,184	$—	$962,184
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	281,645	—	—	281,645
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	—	—	4,573,589	—	4,573,589
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	3,549,035	—	3,549,035
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	4,374,599	—	—	—	—	4,374,599

	$—	$4,374,599	$—	$281,645	$9,084,808	$—	$13,741,052

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$36	$—	$2,152,706	$—	$2,152,742
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	447,537	—	—	447,537
Options written
Options written at value	—	—	—	—	6,683,034	—	6,683,034
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	909,196	—	—	2,863,846	—	3,773,042
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,911,832	—	—	—	—	4,911,832

	$—	$5,821,028	$36	$447,537	$11,699,586	$—	$17,968,187

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$841	$—	$(4,063,407)	$—	$(4,062,566)
Forward foreign currency exchange contracts	—	—	—	(267,448)	—	—	(267,448)
Options purchased(a)	—	—	—	—	(17,985)	—	(17,985)
Options written	—	—	—	—	534,796	—	534,796
Swaps	—	(13,565)	—	—	(321,515)	—	(335,080)

	$—	$(13,565)	$841	$(267,448)	$(3,868,111)	$—	$(4,148,283)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$472	$—	(1,814,104)	$—	$(1,813,632)
Forward foreign currency exchange contracts	—	—	—	(368,112)	—	—	(368,112)
Options purchased(b)	—	—	—	—	(3,568,898)	—	(3,568,898)
Options written	—	—	—	—	2,515,994	—	2,515,994
Swaps	—	661,055	—	—	1,804,643	—	2,465,698

	$—	$661,055	$472	$(368,112)	$(1,062,365)	$—	$(768,950)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$325,646,314
Average notional value of contracts — short	$101,341,821
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$77,062,937
Average amounts sold — in USD	$62,418,756
Options:
Average value of option contracts purchased	$576,311
Average value of option contracts written	$441,230
Average notional value of swaption contracts purchased	$560,706,427
Average notional value of swaption contracts written	$1,836,158,349
Credit default swaps:
Average notional value — buy protection	$95,417,648
Average notional value — sell protection	$42,938,563
Interest rate swaps:
Average notional value — pays fixed rate	$348,306,330
Average notional value — receives fixed rate	$239,354,006

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$142,327		$358,270
Forward foreign currency exchange contracts	281,645		447,537
Options(a)	4,573,589	(b)	6,683,034
Swaps — Centrally cleared	192,195		—
Swaps — OTC(c)	4,374,599		4,911,832

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$9,564,355		$12,400,673
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(796,647)		(725,657)

Total derivative assets and liabilities subject to an MNA	$8,767,708		$11,675,016

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America N.A.	$160,960	$(160,960)	$—	$—	$—
Barclays Bank PLC	1,660,704	(1,660,704)	—	—	—
BNP Paribas S.A.	70	(70)	—	—	—
Citibank N.A.	913,977	(849,201)	—	—	64,776
Credit Suisse International	2,246,685	(2,246,685)	—	—	—
Deutsche Bank AG	96,649	(96,649)	—	—	—
Goldman Sachs Bank USA	30,254	(30,254)	—	—	—
JPMorgan Chase Bank N.A.	875,642	(546,395)	—	(329,247)	—
Morgan Stanley & Co. International PLC	2,309,782	(2,309,782)	—	—	—
Nomura International PLC	294,096	(278,766)	—	—	15,330
UBS AG	178,889	(178,889)	—	—	—

	$8,767,708	$(8,358,355)	$—	$(329,247)	$80,106

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (d)	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e),(f)
Bank of America N.A.	$1,419,684	$(160,960)	$—	$(1,130,000)	$128,724
Barclays Bank PLC	2,550,508	(1,660,704)	(335,242)	(108,000)	446,562
BNP Paribas S.A.	146,102	(70)	—	—	146,032
Canadian Imperial Bank of Commerce	250	—	—	—	250
Citibank N.A.	849,201	(849,201)	—	—	—
Credit Suisse International	2,400,538	(2,246,685)	—	(153,853)	—
Deutsche Bank AG	408,431	(96,649)	(311,782)	—	—
Goldman Sachs Bank USA	170,814	(30,254)	—	—	140,560
JPMorgan Chase Bank N.A.	546,395	(546,395)	—	—	—
Morgan Stanley & Co. International PLC	2,480,178	(2,309,782)	—	—	170,396
Natwest Markets PLC	122,007	—	—	—	122,007
Nomura International PLC	278,766	(278,766)	—	—	—
State Street Bank and Trust Co.	21,296	—	—	—	21,296
UBS AG	275,032	(178,889)	—	—	96,143
Westpac Banking Corp.	5,814	—	—	—	5,814

	$11,675,016	$(8,358,355)	$(647,024)	$(1,391,853)	$1,277,784

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

(f)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$50,361,666	$1,640,060	$52,001,726
Corporate Bonds	—	507,885,107	8,618,085	516,503,192
Floating Rate Loan Interests	—	20,560,490	845,594	21,406,084
Foreign Agency Obligations	—	20,939,075	—	20,939,075
Municipal Bonds	—	25,834,197	—	25,834,197
Non-Agency Mortgage-Backed Securities	—	36,359,949	—	36,359,949
Preferred Securities(a)	7,849,346	80,247,367	—	88,096,713
U.S. Government Sponsored Agency Securities	—	239,039,167	—	239,039,167
U.S. Treasury Obligations	—	182,191,648	—	182,191,648
Short-Term Securities:
Foreign Agency Obligations	—	270,979	—	270,979
Money Market Funds	13,516,974	—	—	13,516,974
Options Purchased
Interest Rate Contracts(a)	462,125	4,111,464	—	4,573,589
Unfunded Floating Rate Loan Interests(b)		7,384		7,384
Liabilities:
TBA Sale Commitments	—	(24,025,805)	—	(24,025,805)

	$21,828,445	$1,143,782,688	$11,103,739	$1,176,714,872

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2019	BlackRock Core Bond Trust (BHK)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$4,370,467	$—	$4,370,467
Forward foreign currency contracts	—	281,645	—	281,645
Interest rate contracts	946,612	3,564,606	—	4,511,218
Liabilities:
Credit contracts	—	(1,011,352)	—	(1,011,352)
Equity contracts	(36)	—	—	(36)
Forward foreign currency contracts	—	(447,537)	—	(447,537)
Interest rate contracts	(2,520,093)	(9,179,492)	—	(11,699,585)

	$(1,573,517)	$(2,421,663)	$—	$(3,995,180)

(a)	See above Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $271,748,711 are categorized within as Level 2 the disclosure hierarchy.

A reconciliation of Level 3 Investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening balance, as of August 31, 2019	$3,916,040	$8,958,424	$617,363	$13,491,827
Transfers into Level 3	—	—	256,679	256,679
Transfers out of Level 3	—	—	(32,999)	(32,999)
Accrued discounts/premiums	(46,712)	(1)	513	(46,200)
Net realized gain (loss)	—	—	22	22
Net change in unrealized appreciation (depreciation)(a)(b)	(337)	(329,769)	7,101	(323,005)
Purchases	1,500,000	—	—	1,500,000
Sales	(3,728,931)	(10,569)	(3,085)	(3,742,585)

Closing balance, as of December 31, 2019	$1,640,060	$8,618,085	$845,594	$11,103,739

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(b)	$18,308	$(329,769)	$7,101	$(304,360)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $2,485,654. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Corporate Bonds	$8,618,085	Income	Credit Spread	135-323	269

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.5%

Aerospace & Defense — 0.1%
Bombardier, Inc., Class B(a)		740,267	$1,100,239

Chemicals — 0.4%
Element Solutions, Inc.(a)		572,739	6,689,591

Consumer Finance — 0.0%
Ally Financial, Inc.		1	31

Diversified Financial Services — 0.1%
Arrow Global Group PLC		17,831	60,512
Kcad Holdings I Ltd.(a)(b)		2,223,465,984	1,511,957

			1,572,469

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA		213,385	130,680

Energy Equipment & Services — 0.1%
Osum Oil Sands Corp.(a)(b)(c)		400,000	785,491

Equity Real Estate Investment Trusts (REITs) — 0.2%
Gaming and Leisure Properties, Inc.		57,580	2,478,819

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		527,174	1,507,718
Emmis Communications Corp., Class A(a)		7,210	29,056

			1,536,774

Metals & Mining — 0.3%
Constellium SE(a)		285,624	3,827,362

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.(a)		98,545	2,948,466

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(a)		1,025	7,995

Total Common Stocks — 1.5% (Cost — $47,341,239)			21,077,917

		Par (000)

Asset-Backed Securities — 1.3%
AIMCO CLO, Series 2017-AA, Class C, (3 mo. LIBOR US + 2.45%), 4.42%, 07/20/29(d)(e)	USD	250	246,254
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 4.12%, 10/21/28(d)(e)		250	245,448
Allegro CLO VIII Ltd., Series 2018-2A, Class C, (3 mo. LIBOR US + 2.15%), 4.15%, 07/15/31(d)(e)		250	240,886
ALM VII R Ltd.(d)(e):
Series 2013-7R2A, Class BR2, (3 mo. LIBOR US + 2.20%), 4.19%, 10/15/27		250	245,515
Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.70%), 4.70%, 10/15/28		500	493,583
ALM VIII Ltd., Series 2013-8A, Class CR, (3 mo. LIBOR US + 3.95%), 5.95%, 10/15/28(d)(e)		1,400	1,390,731
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(d)(e):
Class BR2, (3 mo. LIBOR US + 1.90%), 3.90%, 07/15/27		500	497,741
Class CR2, (3 mo. LIBOR US + 2.70%), 4.70%, 07/15/27		743	719,001

		Par (000)	Value

Asset-Backed Securities (continued)
AMMC CLO Ltd., Series 2018-22A, Class D, (3 mo. LIBOR US + 2.70%), 4.64%, 04/25/31(d)(e)	USD	250	$240,086
Anchorage Capital CLO Ltd., Series 2X, Class E, (3 mo. Euribor + 5.66%), 5.66%, 05/15/31(e)	EUR	203	224,016
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 3.95%, 07/16/31(d)(e)	USD	250	240,599
Apidos CLO XXIII, Series 2015-23A, Class D2, (3 mo. LIBOR US + 5.95%), 7.95%, 01/15/27(d)(e)		750	720,197
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (3 mo. LIBOR US + 1.80%), 3.71%, 05/15/30(d)(e)		500	473,254
Atlas Senior Loan Fund X Ltd., Series 2018-10A, Class B, (3 mo. LIBOR US + 1.50%), 3.50%, 01/15/31(d)(e)		400	390,922
Atrium XIV LLC, Series 14A, Class C, (3 mo. LIBOR US + 1.95%), 3.95%, 08/23/30(d)(e)		266	255,701
Cairn CLO IV BV, Series 2014-4X, Class ERR, (3 mo. Euribor + 5.88%), 5.88%, 04/30/31(e)	EUR	1,000	1,116,559
Cairn CLO VII BV, Series 2016-7X, Class E, (3 mo. Euribor + 6.35%), 6.35%, 01/31/30(e)		900	1,010,138
Carlyle Global Market Strategies CLO Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.85%), 3.82%, 04/20/27(d)(e)	USD	250	244,292
Carlyle US CLO Ltd., Series 2016-4A, Class BR, (3 mo. LIBOR US + 2.10%), 4.07%, 10/20/27(d)(e)		250	239,728
CBAM Ltd., Series 2017-2A, Class C1, (3 mo. LIBOR US + 2.40%), 4.40%, 10/17/29(d)(e)		500	491,528
CIFC Funding I Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 3.50%), 5.47%, 04/23/29(d)(e)		500	500,012
CIFC Funding Ltd., Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 4.20%, 10/17/30(d)(e)		250	244,673
Dryden Senior Loan Fund, Series 2017-50A, Class C, (3 mo. LIBOR US + 2.25%), 4.25%, 07/15/30(d)(e)		500	493,008
Galaxy XVIII CLO Ltd., Series 2018-28A, Class C, (3 mo. LIBOR US + 1.95%), 3.95%, 07/15/31(d)(e)		250	238,201
Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, (3 mo. LIBOR US + 1.70%), 3.60%, 11/22/31(d)(e)		250	248,216
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class C, (3 mo. LIBOR US + 1.90%), 3.87%, 04/20/30(d)(e)		550	528,419
Greene King Finance PLC:
Series B1, 5.70%, 12/15/34	GBP	100	118,994
Series B2, (3 mo. LIBOR GBP + 2.08%), 2.88%, 03/15/36(e)		100	120,257
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (3 mo. LIBOR US + 3.45%), 5.39%, 01/27/26(d)(e)	USD	500	500,010

SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Asset-Backed Securities (continued)
Madison Park Funding XXV Ltd., Series 2017-25A, Class B, (3 mo. LIBOR US + 2.35%), 4.29%, 04/25/29(d)(e)	USD	550	$547,248
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, (3 mo. LIBOR US + 1.70%), 3.63%, 01/23/31(d)(e)		250	249,100
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, (3 mo. LIBOR US + 2.15%), 4.15%, 10/17/27(d)(e)		500	488,943
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, (3 mo. LIBOR US + 2.20%), 4.17%, 12/12/30(d)(e)		508	490,234
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 3.85%, 07/15/27(d)(e)		250	244,581
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (3 mo. LIBOR US + 2.95%), 4.92%, 01/20/32(d)(e)		266	252,697
OZLM VI Ltd., Series 2014-6A, Class B1S, (3 mo. LIBOR US + 2.10%), 4.10%, 04/17/31(d)(e)		500	478,008
OZLM XIX Ltd., Series 2017-19A, Class C, (3 mo. LIBOR US + 3.10%), 5.09%, 11/22/30(d)(e)		500	493,847
Palmer Square CLO Ltd., Series 2015-1A, Class BR2, (3 mo. LIBOR US + 2.25%), 4.14%, 05/21/29(d)(e)		500	494,394
Regatta VII Funding Ltd., Series 2016-1A(d)(e):
Class CR, (3 mo. LIBOR US + 2.00%), 3.91%, 12/20/28		250	243,414
Class DR, (3 mo. LIBOR US + 2.75%), 4.66%, 12/20/28		500	476,431
Rockford Tower CLO Ltd.(d)(e):
Series 2018-2A, Class C, (3 mo. LIBOR US + 2.20%), 4.17%, 10/20/31		250	244,253
Series 2019-1A, Class C, (3 mo. LIBOR US + 2.75%), 4.72%, 04/20/32		334	328,227
Series 2019-1A, Class D, (3 mo. LIBOR US + 3.85%), 5.82%, 04/20/32		522	524,299
TIAA CLO IV Ltd., Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.70%), 3.67%, 01/20/32(d)(e)		500	487,867
Treman Park CLO Ltd., Series 2015-1A, Class C3RR, (3 mo. LIBOR US + 2.00%), 3.97%, 10/20/28(d)(e)		250	245,951
York CLO 1 Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 2.10%), 4.05%, 10/22/29(d)(e)		500	485,363

Total Asset-Backed Securities — 1.3% (Cost — $17,216,548)			19,492,826

Corporate Bonds — 118.1%

Aerospace & Defense — 6.1%
Amsted Industries, Inc., 5.63%, 07/01/27(d)		890	943,400
Arconic, Inc.:
6.15%, 08/15/20		1,540	1,574,712
5.40%, 04/15/21		45	46,392
5.87%, 02/23/22		1,363	1,455,442
5.13%, 10/01/24		5,851	6,377,590
Bombardier, Inc.(d):
8.75%, 12/01/21		2,292	2,511,173
5.75%, 03/15/22		404	417,256

		Par (000)	Value

Aerospace & Defense (continued)
6.13%, 01/15/23	USD	1,200	$1,230,600
7.50%, 12/01/24		857	900,390
7.50%, 03/15/25		2,232	2,301,728
7.88%, 04/15/27		9,812	10,094,095
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(d)(f)		3,717	3,891,811
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(d)		1,810	1,936,700
Moog, Inc., 4.25%, 12/15/27(d)		887	902,611
Signature Aviation US Holdings, Inc.(d):
5.38%, 05/01/26		1,733	1,824,173
4.00%, 03/01/28		2,251	2,220,161
SSL Robotics LLC, 9.75%, 12/31/23(d)		876	952,650
TransDigm UK Holdings PLC, 6.88%, 05/15/26		1,953	2,079,945
TransDigm, Inc.(d):
6.25%, 03/15/26		33,945	36,749,196
5.50%, 11/15/27		3,005	3,038,746
Triumph Group, Inc., 6.25%, 09/15/24(d)		2,775	2,917,219
Wolverine Escrow LLC(d):
8.50%, 11/15/24		1,296	1,341,360
9.00%, 11/15/26		2,354	2,465,815

			88,173,165

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(d)		110	119,499

Auto Components — 2.3%
Allison Transmission, Inc.(d):
5.00%, 10/01/24		827	846,641
5.88%, 06/01/29		2,367	2,591,865
GKN Holdings Ltd., 4.63%, 05/12/32	GBP	105	143,214
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	471	489,840
Grupo Antolin-Irausa SA, 3.38%, 04/30/26	EUR	100	105,193
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22	USD	1,452	1,479,588
6.75%, 02/01/24		890	923,375
6.38%, 12/15/25		798	836,903
6.25%, 05/15/26		4,159	4,429,335
5.25%, 05/15/27(d)		2,187	2,236,492
IHO Verwaltungs GmbH(f):
6.00%, 05/15/27(d)		200	212,000
(3.63% Cash or 4.38% PIK), 3.63%, 05/15/25	EUR	125	146,696
(4.63% PIK), 3.88%, 05/15/27		152	180,302
Jaguar Land Rover Automotive PLC, Series DEC, 6.88%, 11/15/26		189	222,601
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26		401	471,482
6.25%, 05/15/26(d)	USD	7,070	7,617,925
8.50%, 05/15/27(d)		8,366	8,888,875
Tesla, Inc., 5.30%, 08/15/25(d)		1,571	1,523,870
ZF Europe Finance BV:
1.25%, 10/23/23	EUR	100	114,573
2.50%, 10/23/27		200	231,251

			33,692,021

Banks — 0.7%
Banco BPM SpA:
1.75%, 04/24/23		150	169,727
2.50%, 06/21/24		300	347,672

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Banks (continued)
Banco Espirito Santo SA(a)(g):
4.75%, 01/15/20	EUR	1,900	$362,309
4.00%, 01/21/20		1,100	209,758
Barclays PLC:
4.38%, 09/11/24	USD	3,020	3,172,950
5.20%, 05/12/26		800	874,994
CIT Group, Inc.:
5.00%, 08/15/22		278	294,680
5.00%, 08/01/23		404	435,310
6.00%, 04/01/36		3,261	3,407,745
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	100	123,565
Intesa Sanpaolo SpA, 0.75%, 12/04/24		100	112,643

			9,511,353

Building Materials — 0.1%
Cemex SAB de CV, 3.13%, 03/19/26		150	174,565
Jeld-Wen, Inc., 4.63%, 12/15/25(d)	USD	823	847,278

			1,021,843

Building Products — 0.9%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(d)		1,464	1,509,750
Beacon Roofing Supply, Inc.(d):
4.88%, 11/01/25		78	78,390
4.50%, 11/15/26		543	559,290
CPG Merger Sub LLC, 8.00%, 10/01/21(d)		2,165	2,170,412
Jeld-Wen, Inc., 4.88%, 12/15/27(d)		129	131,903
Masonite International Corp.(d):
5.75%, 09/15/26		701	744,812
5.38%, 02/01/28		342	361,238
Standard Industries, Inc.:
5.50%, 02/15/23(d)		768	780,480
5.38%, 11/15/24(d)		2,374	2,439,285
6.00%, 10/15/25(d)		3,311	3,480,689
2.25%, 11/21/26	EUR	109	125,869

			12,382,118

Cable Television Services — 0.1%
Cincinnati Bell, Inc., 8.00%, 10/15/25(d)	USD	1,557	1,650,420

Capital Markets — 0.5%
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(h)(i)		1,190	1,232,840
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	117,779
LABL Escrow Issuer LLC, 6.75%, 07/15/26(d)	USD	2,464	2,618,000
LPL Holdings, Inc., 5.75%, 09/15/25(d)		323	337,939
Owl Rock Capital Corp.:
5.25%, 04/15/24		658	698,247
4.00%, 03/30/25		715	717,838
Stevens Holding Co., Inc., 6.13%, 10/01/26(d)		813	888,202

			6,610,845

Chemicals — 2.8%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(d)(f)		1,632	1,664,640
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		8,925	9,148,125
Axalta Coating Systems LLC, 4.88%, 08/15/24(d)		1,701	1,760,535
Blue Cube Spinco LLC:
9.75%, 10/15/23		3,228	3,471,133
10.00%, 10/15/25		2,292	2,534,425
Chemours Co.:
6.63%, 05/15/23		1,667	1,673,385
5.38%, 05/15/27		915	809,775

		Par (000)	Value

Chemicals (continued)
Element Solutions, Inc., 5.88%, 12/01/25(d)	USD	5,478	$5,731,357
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		791	830,550
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	150	174,565
Monitchem HoldCo 2 SA, 9.50%, 09/15/26		100	113,123
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		222	260,721
NOVA Chemicals Corp., 4.88%, 06/01/24(d)	USD	456	470,820
OCI NV, 5.25%, 11/01/24(d)		1,218	1,263,675
PQ Corp.(d):
6.75%, 11/15/22		2,477	2,560,599
5.75%, 12/15/25		3,618	3,780,810
TPC Group, Inc., 10.50%, 08/01/24(d)		1,274	1,283,555
WR Grace & Co-Conn(d):
5.13%, 10/01/21		2,483	2,587,733
5.63%, 10/01/24		559	617,695

			40,737,221

Commercial Services & Supplies — 3.2%
ADT Security Corp.:
3.50%, 07/15/22		424	431,687
4.13%, 06/15/23		293	302,156
4.88%, 07/15/32(d)		3,409	3,127,758
Advanced Disposal Services, Inc., 5.63%, 11/15/24(d)		1,104	1,148,160
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(d)		550	587,549
Ashtead Capital, Inc.(d):
4.00%, 05/01/28		1,245	1,257,450
4.25%, 11/01/29		1,425	1,455,281
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(d)		1,792	1,841,280
Clean Harbors, Inc.(d):
4.88%, 07/15/27		1,570	1,652,425
5.13%, 07/15/29		1,069	1,146,609
Core & Main LP, 6.13%, 08/15/25(d)		4,715	4,915,387
Diocle SpA(3 mo. Euribor + 3.88%), 3.88%, 06/30/26(e)	EUR	109	123,946
Fortress Transportation & Infrastructure Investors LLC(d):
6.75%, 03/15/22	USD	444	462,870
6.50%, 10/01/25		745	786,348
GFL Environmental, Inc.(d):
5.38%, 03/01/23		152	156,560
5.13%, 12/15/26		2,346	2,466,537
8.50%, 05/01/27		2,937	3,230,700
GW B-CR Security Corp., 9.50%, 11/01/27(d)		379	404,583
Harland Clarke Holdings Corp., 8.38%, 08/15/22(d)		2,648	2,158,120
KAR Auction Services, Inc., 5.13%, 06/01/25(d)		3,235	3,364,400
Mobile Mini, Inc., 5.88%, 07/01/24		3,503	3,643,120
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(d)		1,289	1,343,783
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	500	583,845
United Rentals North America, Inc.:
4.63%, 10/15/25	USD	2,930	3,012,333
5.50%, 05/15/27		2,464	2,639,609
3.88%, 11/15/27		1,494	1,525,299

SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Commercial Services & Supplies (continued)
Waste Pro USA, Inc., 5.50%, 02/15/26(d)	USD	2,200	$2,293,500

			46,061,295

Commercial Services & Supplies — 0.0%
United Rentals North America, Inc., 5.25%, 01/15/30		496	533,845

Communications Equipment — 2.3%
CommScope, Inc.(d):
5.50%, 03/01/24		4,304	4,486,920
6.00%, 03/01/26		1,306	1,389,257
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(d)		3,407	3,598,644
Nokia OYJ:
3.38%, 06/12/22		714	722,925
4.38%, 06/12/27		439	457,658
6.63%, 05/15/39		3,731	4,320,602
ViaSat, Inc., 5.63%, 04/15/27(d)		4,254	4,551,780
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 04/01/23		2,128	2,175,880
6.38%, 05/15/25		3,684	3,797,578
5.75%, 01/15/27(d)		8,103	8,234,674

			33,735,918

Construction & Engineering — 0.4%
Aldesa Financial Services SA, 7.25%, 04/01/21	EUR	100	97,924
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)	USD	2,640	2,706,000
frontdoor, Inc., 6.75%, 08/15/26(d)		1,729	1,884,610
SPIE SA, 2.63%, 06/18/26	EUR	100	117,218
SRS Distribution, Inc., 8.25%, 07/01/26(d)	USD	1,268	1,309,210

			6,114,962

Construction Materials — 1.9%
American Builders & Contractors Supply Co., Inc.(d):
5.88%, 05/15/26		3,113	3,307,562
4.00%, 01/15/28		2,048	2,078,720
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(d)(f)		2,605	2,709,200
HD Supply, Inc., 5.38%, 10/15/26(d)		10,942	11,598,520
Navistar International Corp., 6.63%, 11/01/25(d)		3,199	3,258,981
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(d)		1,002	1,060,868
Williams Scotsman International, Inc.(d):
7.88%, 12/15/22		694	723,495
6.88%, 08/15/23		2,344	2,467,060

			27,204,406

Consumer Discretionary — 1.0%
Dun & Bradstreet Corp., 6.88%, 08/15/26(d)		4,266	4,708,597
Live Nation Entertainment, Inc., 4.88%, 11/01/24(d)		296	306,360
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(d)		500	515,000
ServiceMaster Co. LLC, 5.13%, 11/15/24(d)		2,307	2,393,513
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	200	242,007
Viking Cruises Ltd., 5.88%, 09/15/27(d)	USD	5,990	6,401,812

			14,567,289

		Par (000)	Value

Consumer Finance — 3.1%
Ally Financial, Inc., 8.00%, 11/01/31	USD	8,130	$11,285,253
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	200	270,550
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(f)	EUR	252	232,399
Navient Corp.:
6.63%, 07/26/21	USD	1,454	1,537,605
7.25%, 09/25/23		550	621,516
6.13%, 03/25/24		1,359	1,474,515
5.88%, 10/25/24		1,017	1,088,190
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(d)	EUR	2,465	3,009,001
4.50%, 05/15/26		595	726,311
6.25%, 05/15/26(d)	USD	107	116,764
8.25%, 11/15/26(d)		5,980	6,734,975
Springleaf Finance Corp.:
6.13%, 05/15/22		490	526,137
6.88%, 03/15/25		2,077	2,362,587
7.13%, 03/15/26		3,024	3,496,349
6.63%, 01/15/28		2,324	2,623,331
5.38%, 11/15/29		900	939,420
Verscend Escrow Corp., 9.75%, 08/15/26(d)		7,930	8,673,437

			45,718,340

Containers & Packaging — 2.9%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(d)(f)		3,194	3,302,436
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 08/15/26(d)		1,449	1,485,225
4.75%, 07/15/27(d)	GBP	427	593,319
4.75%, 07/15/27		212	294,575
Ball Corp., 0.88%, 03/15/24	EUR	100	113,011
Berry Global, Inc.:
1.00%, 01/15/25(j)		100	112,578
4.88%, 07/15/26(d)	USD	2,642	2,786,517
1.50%, 01/15/27(j)	EUR	100	113,110
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	USD	1,290	1,352,888
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		3,052	3,223,675
Crown European Holdings SA, 3.38%, 05/15/25	EUR	100	123,421
Greif, Inc., 6.50%, 03/01/27(d)	USD	268	289,440
Intertape Polymer Group, Inc., 7.00%, 10/15/26(d)		747	789,953
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	123	142,771
5.50%, 04/15/24(d)	USD	6,637	6,836,774
OI European Group BV, 2.88%, 02/15/25	EUR	194	225,476
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d):
5.13%, 07/15/23	USD	749	766,789
7.00%, 07/15/24		1,847	1,909,336
Sealed Air Corp.(d):
5.13%, 12/01/24		142	153,005
6.88%, 07/15/33		700	826,000
Silgan Holdings, Inc., 4.13%, 02/01/28(d)		1,588	1,588,476
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	220	261,198
5.50%, 08/15/26(d)	USD	6,408	6,752,430
8.50%, 08/15/27(d)		6,698	7,451,525

			41,493,928

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

County/City/Special District/School District — 0.0%
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(k)	EUR	200	$188,412

Diversified Consumer Services — 1.5%
APX Group, Inc.:
8.75%, 12/01/20	USD	1,281	1,281,000
7.88%, 12/01/22		1,649	1,663,429
8.50%, 11/01/24(d)		274	282,220
Ascend Learning LLC, 6.88%, 08/01/25(d)		5,710	5,995,500
Graham Holdings Co., 5.75%, 06/01/26(d)		1,199	1,279,933
Laureate Education, Inc., 8.25%, 05/01/25(d)		591	636,064
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	106	143,918
Prime Security Services Borrower LLC/Prime Finance, Inc.(d):
5.25%, 04/15/24	USD	2,278	2,410,124
5.75%, 04/15/26		2,240	2,434,611
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)		1,737	1,793,452
Service Corp. International, 5.13%, 06/01/29		2,101	2,232,312
Sotheby’s, 7.38%, 10/15/27(d)		2,000	2,025,000

			22,177,563

Diversified Financial Services — 1.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(d)		8,501	9,136,025
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	225	303,102
Cabot Financial Luxembourg II SA(3 mo. Euribor + 6.38%), 6.38%, 06/14/24(e)	EUR	148	172,237
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	100	137,443
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)	USD	2,095	2,210,225
Fairstone Financial, Inc., 7.88%, 07/15/24(d)		852	915,900
Ford Motor Credit Co. LLC, 2.33%, 11/25/25	EUR	175	199,972
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22		330	369,236
Intrum AB:
2.75%, 07/15/22		69	77,875
3.50%, 07/15/26		201	230,365
Lehman Brothers Holding Escrow, 1.00%, 09/22/18(a)(g)	USD	430	5,375
Lehman Brothers Holdings, Inc.(a)(g)(l):
5.38%, 10/17/17	EUR	350	4,633
4.75%, 01/16/18(b)		1,890	25,016
1.00%, 02/05/18		3,950	52,282
1.00%, 12/31/49	USD	1,535	19,188
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(f)	EUR	320	370,595
MSCI, Inc., 5.25%, 11/15/24(d)	USD	256	263,009
Murphy Oil USA, Inc., 4.75%, 09/15/29		1,028	1,085,640
Novafives SAS, 5.00%, 06/15/25	EUR	200	200,223
Pershing Square Holdings Ltd., 5.50%, 07/15/22(d)	USD	2,100	2,219,175
Spectrum Brands, Inc., 5.00%, 10/01/29(d)		621	641,183
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)		4,471	4,616,307
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	115,395

		Par (000)	Value

Diversified Financial Services (continued)
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	318	$363,835
WMG Acquisition Corp.:
4.13%, 11/01/24		180	208,367
5.50%, 04/15/26(d)	USD	918	966,195

			24,908,798

Diversified Telecommunication Services — 3.6%
CenturyLink, Inc.:
5.63%, 04/01/25		1,160	1,232,558
5.13%, 12/15/26(d)		4,676	4,758,438
Series P, 7.60%, 09/15/39		1,114	1,164,130
Series U, 7.65%, 03/15/42		2,098	2,197,655
Series W, 6.75%, 12/01/23		3,694	4,123,427
Series Y, 7.50%, 04/01/24		3,764	4,243,910
Cincinnati Bell, Inc., 7.00%, 07/15/24(d)		2,391	2,507,561
DKT Finance ApS, 7.00%, 06/17/23	EUR	300	356,158
Frontier Communications Corp., 8.00%, 04/01/27(d)	USD	9,972	10,420,740
GCI LLC, 6.63%, 06/15/24(d)		869	940,693
Level 3 Financing, Inc.:
5.38%, 08/15/22		204	204,755
5.63%, 02/01/23		969	971,907
5.13%, 05/01/23		1,292	1,300,075
5.38%, 05/01/25		760	786,600
5.25%, 03/15/26		3,067	3,189,680
4.63%, 09/15/27(d)		809	828,254
Qwest Corp., 6.75%, 12/01/21		680	732,163
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	300	358,965
4.75%, 07/30/25		515	633,934
3.13%, 09/19/25		300	344,081
5.00%, 04/15/28		300	370,936
4.00%, 09/19/29		100	116,354
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,153	1,279,830
6.00%, 09/30/34		2,179	2,336,977
7.20%, 07/18/36		116	137,437
7.72%, 06/04/38		371	456,330
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	83	139,080
Telecom Italia SpA:
4.00%, 04/11/24		639	792,923
5.30%, 05/30/24(d)	USD	2,504	2,691,800
2.75%, 04/15/25	EUR	439	519,842
Telecom Italia SpA/Milano, 3.00%, 09/30/25		100	119,935
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(d)	USD	1,827	1,858,973

			52,116,101

Electric Utilities — 0.3%
EDP — Energias de Portugal SA(5 year EUR Swap + 4.29%), 4.50%, 04/30/79(h)	EUR	100	125,350
NextEra Energy Operating Partners LP(d):
4.25%, 07/15/24	USD	3,007	3,131,039
4.25%, 09/15/24		617	641,680
4.50%, 09/15/27		547	570,247
Talen Energy Supply LLC:
6.50%, 06/01/25		294	250,908
10.50%, 01/15/26(d)		294	279,668

			4,998,892

SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Electronic Equipment, Instruments & Components — 0.5%
Belden, Inc., 3.88%, 03/15/28	EUR	100	$119,180
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24	USD	5,622	6,240,420
5.00%, 09/01/25		714	746,130
4.25%, 04/01/28		592	620,860
Itron, Inc., 5.00%, 01/15/26(d)		231	239,374

			7,965,964

Energy Equipment & Services — 0.9%
Apergy Corp., 6.38%, 05/01/26		1,109	1,169,995
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(d)		932	985,590
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(d)		1,305	1,327,459
Pattern Energy Group, Inc., 5.88%, 02/01/24(d)		935	961,881
Transocean, Inc.:
8.38%, 12/15/21		275	281,875
9.00%, 07/15/23(d)		4,287	4,528,144
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		1,837	1,928,850
6.88%, 09/01/27		1,624	1,691,558

			12,875,352

Environmental, Maintenance, & Security Service — 0.6%
GFL Environmental, Inc., 7.00%, 06/01/26(d)		5,699	6,020,423
Tervita Corp., 7.63%, 12/01/21(d)		2,775	2,792,344

			8,812,767

Equity Real Estate Investment Trusts (REITs) — 3.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(d)		1,758	1,854,690
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(d)		2,131	2,146,578
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26		602	665,451
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		2,468	2,514,275
Iron Mountain, Inc.(d):
4.88%, 09/15/27		1,763	1,820,297
4.88%, 09/15/29		1,960	1,990,968
iStar, Inc., 5.25%, 09/15/22		596	611,645
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		386	420,258
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		8,108	8,868,044
4.50%, 09/01/26		2,274	2,393,385
5.75%, 02/01/27(d)		117	130,455
4.50%, 01/15/28		1,964	2,047,470
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		271	278,114
5.00%, 10/15/27		4,828	5,117,680
4.63%, 08/01/29		3,215	3,311,450
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(d)		3,261	3,366,982
SBA Communications Corp., 4.88%, 09/01/24		6,011	6,236,412
Starwood Property Trust, Inc., 5.00%, 12/15/21		1,695	1,758,563

		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(d)	USD	5,198	$5,418,915

			50,951,632

Equity Real Estate Investment Trusts (REITs) — 0.1%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25		1,008	1,106,381

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24		285	298,298
5.75%, 03/15/25		606	627,210
4.63%, 01/15/27(d)		2,237	2,234,315
5.88%, 02/15/28(d)		3,694	3,924,875
Casino Guichard Perrachon SA, 3.58%, 02/07/25	EUR	100	96,186
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21		300	288,557
Iceland Bondco PLC, 4.63%, 03/15/25	GBP	100	115,418
Nomad Foods Bondco PLC, 3.25%, 05/15/24	EUR	100	114,952
Ocado Group PLC, 0.88%, 12/09/25(k)	GBP	100	134,871
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(e)	EUR	100	109,927
Post Holdings, Inc., 5.50%, 12/15/29(d)	USD	1,937	2,065,423
Premier Foods Finance PLC, 6.25%, 10/15/23	GBP	100	138,712
Quatrim SASU, 5.88%, 01/15/24	EUR	100	118,199
Sigma Holdco BV, 7.88%, 05/15/26(d)	USD	300	300,015

			10,566,958

Food Products — 2.4%
Aramark Services, Inc.:
5.00%, 04/01/25(d)		148	154,290
4.75%, 06/01/26		140	145,600
5.00%, 02/01/28(d)		5,467	5,760,851
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)		2,258	2,269,290
Darling Ingredients, Inc., 5.25%, 04/15/27(d)		1,742	1,853,053
Graphic Packaging International LLC, 4.75%, 07/15/27(d)		574	614,180
JBS USA LUX SA/JBS USA Finance, Inc.(d):
5.88%, 07/15/24		1,419	1,459,356
5.75%, 06/15/25		5,571	5,772,949
6.75%, 02/15/28		1,924	2,127,824
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d):
6.50%, 04/15/29		4,690	5,211,903
5.50%, 01/15/30		3,115	3,345,821
Performance Food Group, Inc., 5.50%, 10/15/27(d)		1,545	1,651,219
Post Holdings, Inc.(d):
5.50%, 03/01/25		2,014	2,109,665
5.75%, 03/01/27		207	222,008
5.63%, 01/15/28		484	521,510
Simmons Foods, Inc., 7.75%, 01/15/24(d)		1,306	1,407,215

			34,626,734

Health Care Equipment & Supplies — 2.3%
Avantor, Inc.:
4.75%, 10/01/24	EUR	126	150,344
6.00%, 10/01/24(d)	USD	9,338	9,956,456
9.00%, 10/01/25(d)		7,516	8,399,355

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(d)	USD	562	$578,158
Hologic, Inc.(d):
4.38%, 10/15/25		344	355,180
4.63%, 02/01/28		714	756,840
Immucor, Inc., 11.13%, 02/15/22(d)		1,380	1,376,550
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(d)		10,433	10,367,794
Teleflex, Inc.:
4.88%, 06/01/26		826	863,170
4.63%, 11/15/27		214	226,799

			33,030,646

Health Care Providers & Services — 6.8%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		782	787,865
AHP Health Partners, Inc., 9.75%, 07/15/26(d)		1,346	1,478,918
Centene Corp.(d):
5.38%, 06/01/26		2,063	2,189,359
4.25%, 12/15/27		3,419	3,517,296
4.63%, 12/15/29		8,978	9,439,020
CHS/Community Health Systems, Inc.(d):
8.63%, 01/15/24		3,585	3,800,100
8.00%, 03/15/26		5,172	5,327,160
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(d)(f)		601	610,460
Encompass Health Corp., 5.75%, 11/01/24		682	689,673
Envision Healthcare Crop., 8.75%, 10/15/26(d)		1,158	717,960
HCA, Inc.:
5.38%, 02/01/25		2,604	2,879,581
5.88%, 02/15/26		142	161,472
5.38%, 09/01/26		2,391	2,662,976
5.63%, 09/01/28		5,155	5,874,638
5.88%, 02/01/29		4,548	5,258,625
MEDNAX, Inc., 5.25%, 12/01/23(d)		933	953,993
Molina Healthcare, Inc.:
5.38%, 11/15/22		774	822,747
4.88%, 06/15/25(d)		1,466	1,506,315
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		4,556	4,407,930
NVA Holdings, Inc., 6.88%, 04/01/26(d)		1,005	1,086,656
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(d)(f)		2,406	2,240,148
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(d)		3,351	3,543,682
Surgery Center Holdings, Inc.(d):
6.75%, 07/01/25		1,193	1,193,000
10.00%, 04/15/27		2,771	3,041,172
Tenet Healthcare Corp.:
8.13%, 04/01/22		4,717	5,218,181
4.63%, 07/15/24		4,241	4,341,724
4.63%, 09/01/24(d)		2,078	2,166,523
4.88%, 01/01/26(d)		8,318	8,712,273
6.25%, 02/01/27(d)		1,778	1,913,573
5.13%, 11/01/27(d)		5,463	5,770,294
Vizient, Inc., 6.25%, 05/15/27(d)		2,585	2,765,950
WellCare Health Plans, Inc.:
5.25%, 04/01/25		1,404	1,460,160
5.38%, 08/15/26(d)		2,015	2,145,975

			98,685,399

		Par (000)	Value

Health Care Technology — 0.7%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)	USD	4,444	$4,566,210
IQVIA, Inc.:
3.25%, 03/15/25	EUR	1,000	1,144,008
3.25%, 03/15/25(d)		100	114,401
5.00%, 10/15/26(d)	USD	1,504	1,586,720
5.00%, 05/15/27(d)		2,482	2,625,596

			10,036,935

Hotels, Restaurants & Leisure — 6.4%
1011778 BC ULC/New Red Finance, Inc.(d):
4.25%, 05/15/24		1,311	1,343,775
5.00%, 10/15/25		8,040	8,301,300
3.88%, 01/15/28		2,398	2,403,995
4.38%, 01/15/28		1,701	1,705,253
Boyne USA, Inc., 7.25%, 05/01/25(d)		1,014	1,102,725
Cedar Fair LP, 5.25%, 07/15/29(d)		1,687	1,817,743
Churchill Downs, Inc.(d):
5.50%, 04/01/27		5,108	5,414,480
4.75%, 01/15/28		1,464	1,511,580
Cirsa Finance International Sarl, 7.88%, 12/20/23(d)		200	211,434
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21(d)		200	181,776
CPUK Finance Ltd., 4.25%, 08/28/22	GBP	174	234,101
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	812	852,600
6.00%, 09/15/26		717	789,596
Golden Nugget, Inc., 6.75%, 10/15/24(d)		7,472	7,733,520
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		1,114	1,172,485
4.88%, 01/15/30		6,327	6,702,855
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.63%, 04/01/25		350	359,625
4.88%, 04/01/27		529	562,063
International Game Technology PLC, 3.50%, 06/15/26	EUR	115	137,380
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(d):
5.00%, 06/01/24	USD	255	264,244
5.25%, 06/01/26		1,878	1,981,290
4.75%, 06/01/27		790	831,475
LHMC Finco 2 Sarl, (7.25% Cash or 8.00% PIK), 7.25%, 10/02/25(f)	EUR	247	287,103
Lions Gate Capital Holdings LLC(d):
6.38%, 02/01/24	USD	147	153,618
5.88%, 11/01/24		1,039	1,044,195
MGM Resorts International:
7.75%, 03/15/22		3,677	4,113,644
6.00%, 03/15/23		1,243	1,364,193
5.75%, 06/15/25		490	548,800
4.63%, 09/01/26		3,124	3,311,440
Motion Bondco DAC:
4.50%, 11/15/27	EUR	100	117,722
6.63%, 11/15/27(d)	USD	526	556,245
Sabre GLBL, Inc.(d):
5.38%, 04/15/23		1,516	1,553,142
5.25%, 11/15/23		882	905,153
Scientific Games International, Inc.:
5.00%, 10/15/25(d)		4,139	4,330,429
3.38%, 02/15/26	EUR	800	928,588
8.25%, 03/15/26(d)	USD	5,619	6,194,947

SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
7.00%, 05/15/28(d)	USD	1,541	$1,652,723
7.25%, 11/15/29(d)		1,522	1,651,370
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	79,816
Six Flags Entertainment Corp.(d):
4.88%, 07/31/24	USD	4,025	4,170,906
5.50%, 04/15/27		1,506	1,605,773
Station Casinos LLC, 5.00%, 10/01/25(d)		1,500	1,526,250
Stonegate Pub Co. Financing PLC(3 mo. LIBOR GBP + 6.25%), 7.05%, 03/15/22(e)	GBP	100	133,122
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32		500	841,156
William Hill PLC, 4.75%, 05/01/26		200	274,246
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	100	105,875
5.75%, 04/01/27		306	332,010
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(d)		527	555,985
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(d)		2,033	2,160,062
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(d)		2,980	3,196,050
Yum! Brands, Inc.:
3.88%, 11/01/23		721	742,630
4.75%, 01/15/30(d)		2,342	2,453,245
5.35%, 11/01/43		30	29,700

			92,535,433

Household Durables — 1.3%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(d)		1,351	1,425,305
Installed Building Products, Inc., 5.75%, 02/01/28(d)		723	772,706
Lennar Corp.:
6.63%, 05/01/20		1,160	1,175,950
8.38%, 01/15/21		2,810	2,971,575
4.88%, 12/15/23		968	1,035,760
5.25%, 06/01/26		302	330,690
4.75%, 11/29/27		2,510	2,704,525
Mattamy Group Corp., 5.25%, 12/15/27(d)		830	863,200
MDC Holdings, Inc., 6.00%, 01/15/43		716	744,640
Meritage Homes Corp., 5.13%, 06/06/27		286	305,305
PulteGroup, Inc., 6.38%, 05/15/33		2,805	3,274,837
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(d)		1,505	1,655,500
Tempur Sealy International, Inc., 5.50%, 06/15/26		822	866,183
TRI Pointe Group, Inc., 4.88%, 07/01/21		292	299,300

			18,425,476

Household Products — 0.1%
Energizer Holdings, Inc.(d):
6.38%, 07/15/26		365	388,725
7.75%, 01/15/27		1,584	1,770,199

			2,158,924

Independent Power and Renewable Electricity Producers — 2.8%
Calpine Corp.:
5.50%, 02/01/24		420	426,300
5.75%, 01/15/25		4,264	4,375,930
5.25%, 06/01/26(d)		3,154	3,284,102
4.50%, 02/15/28(d)		3,458	3,488,672
5.13%, 03/15/28(d)		8,079	8,246,235

		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Clearway Energy Operating LLC:
5.75%, 10/15/25	USD	892	$938,830
4.75%, 03/15/28(d)		1,921	1,947,414
NRG Energy, Inc.:
3.75%, 06/15/24(d)		845	873,773
6.63%, 01/15/27		4,149	4,501,665
5.75%, 01/15/28		284	308,140
4.45%, 06/15/29(d)		2,821	2,955,274
5.25%, 06/15/29(d)		4,393	4,749,931
TerraForm Power Operating LLC(d):
4.25%, 01/31/23		1,191	1,226,099
5.00%, 01/31/28		1,134	1,198,990
4.75%, 01/15/30		1,881	1,913,918

			40,435,273

Industrial Conglomerates — 1.0%
BWX Technologies, Inc., 5.38%, 07/15/26(d)		855	906,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24(d)		462	474,705
Vertiv Group Corp.(d):
10.00%, 05/15/24		8,900	9,523,000
9.25%, 10/15/24		2,675	2,875,625

			13,779,630

Insurance — 2.1%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(d)		1,550	1,685,625
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(d)		5,668	6,070,145
AmWINS Group, Inc., 7.75%, 07/01/26(d)		2,922	3,229,190
Ardonagh Midco 3 PLC, 8.63%, 07/15/23(d)		2,000	1,985,000
Assicurazioni Generali SpA(h):
5.50%, 10/27/47	EUR	300	413,487
5.00%, 06/08/48		100	134,183
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	100	139,997
GTCR AP Finance, Inc., 8.00%, 05/15/27(d)	USD	2,041	2,122,640
HUB International Ltd., 7.00%, 05/01/26(d)		7,427	7,854,052
Nationstar Mortgage Holdings, Inc.(d):
8.13%, 07/15/23		4,468	4,729,467
9.13%, 07/15/26		1,558	1,725,485
NFP Corp., 8.00%, 07/15/25(d)		605	617,100

			30,706,371

Interactive Media & Services — 1.3%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(d)		1,512	1,591,380
Match Group, Inc., 5.63%, 02/15/29(d)		318	338,670
Netflix, Inc.:
4.88%, 04/15/28		496	515,195
5.88%, 11/15/28		4,519	5,009,583
3.88%, 11/15/29	EUR	396	469,734
5.38%, 11/15/29(d)	USD	2,815	2,997,919
3.63%, 06/15/30	EUR	293	337,696
4.88%, 06/15/30(d)	USD	2,824	2,868,125
Twitter, Inc., 3.88%, 12/15/27(d)		699	698,637
Uber Technologies, Inc.(d):
7.50%, 11/01/23		1,402	1,465,090
8.00%, 11/01/26		1,048	1,092,540
7.50%, 09/15/27		928	952,072

			18,336,641

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

IT Services — 1.9%
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	200	$211,764
9.75%, 09/01/26(d)	USD	10,692	10,825,650
Camelot Finance SA, 4.50%, 11/01/26(d)		3,771	3,874,703
Fair Isaac Corp., 4.00%, 06/15/28(d)		915	921,863
Gartner, Inc., 5.13%, 04/01/25(d)		1,176	1,224,510
InterXion Holding NV, 4.75%, 06/15/25	EUR	164	198,675
Nexi SpA, 1.75%, 10/31/24		140	161,370
Outfront Media Capital LLC/Outfront Media Capital Corp.(d):
5.00%, 08/15/27	USD	3,738	3,915,555
4.63%, 03/15/30		1,117	1,136,548
WEX, Inc., 4.75%, 02/01/23(d)		3,891	3,920,182
Xerox Corp., 4.80%, 03/01/35		1,375	1,268,616

			27,659,436

Leisure Products — 0.5%
Mattel, Inc.(d):
6.75%, 12/31/25		4,430	4,761,364
5.88%, 12/15/27		1,700	1,791,375

			6,552,739

Machinery — 1.4%
Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/24(d)		1,139	1,181,712
Colfax Corp.(d):
6.00%, 02/15/24		2,626	2,790,125
6.38%, 02/15/26		1,416	1,543,440
EnPro Industries, Inc., 5.75%, 10/15/26		2,192	2,334,480
Manitowoc Co., Inc., 9.00%, 04/01/26(d)		764	800,290
Mueller Water Products, Inc., 5.50%, 06/15/26(d)		1,246	1,312,972
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	158	178,487
SPX FLOW, Inc.(d):
5.63%, 08/15/24	USD	727	756,989
5.88%, 08/15/26		623	658,823
Terex Corp., 5.63%, 02/01/25(d)		2,154	2,224,005
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		4,467	4,422,330
Wabash National Corp., 5.50%, 10/01/25(d)		2,154	2,154,000

			20,357,653

Media — 13.8%
Altice Financing SA(d):
6.63%, 02/15/23		3,538	3,599,915
7.50%, 05/15/26		4,703	5,055,725
Altice Finco SA:
7.63%, 02/15/25(d)		270	279,450
4.75%, 01/15/28	EUR	100	113,180
Altice France SA:
2.50%, 01/15/25		169	191,719
7.38%, 05/01/26(d)	USD	8,792	9,439,443
5.88%, 02/01/27	EUR	300	378,574
8.13%, 02/01/27(d)	USD	5,777	6,506,346
3.38%, 01/15/28	EUR	140	161,749
Altice Luxembourg SA:
7.63%, 02/15/25(d)	USD	1,992	2,069,190
8.00%, 05/15/27	EUR	300	376,891
10.50%, 05/15/27(d)	USD	6,819	7,774,001
AMC Networks, Inc.:
5.00%, 04/01/24		140	142,800
4.75%, 08/01/25		1,813	1,819,799
Block Communications, Inc., 6.88%, 02/15/25(d)		685	710,688

		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(d):
4.00%, 03/01/23	USD	1,937	$1,963,634
5.13%, 05/01/27		10,501	11,078,555
5.88%, 05/01/27		142	150,165
5.00%, 02/01/28		262	274,922
5.38%, 06/01/29		7,827	8,374,890
4.75%, 03/01/30		2,199	2,238,648
Clear Channel Worldwide Holdings, Inc.(d):
9.25%, 02/15/24		6,160	6,822,200
5.13%, 08/15/27		10,806	11,252,288
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(d)		8,486	9,037,590
CSC Holdings LLC:
5.38%, 07/15/23(d)		5,009	5,134,225
5.25%, 06/01/24		3,213	3,462,007
7.75%, 07/15/25(d)		1,484	1,582,256
6.63%, 10/15/25(d)		892	948,865
10.88%, 10/15/25(d)		11,138	12,446,715
5.50%, 05/15/26(d)		2,620	2,773,899
5.38%, 02/01/28(d)		1,000	1,066,250
6.50%, 02/01/29(d)		1,389	1,548,735
5.75%, 01/15/30(d)		4,148	4,427,990
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(d)		3,666	3,708,350
DISH DBS Corp.:
6.75%, 06/01/21		2,590	2,725,845
5.88%, 07/15/22		4,962	5,259,720
5.00%, 03/15/23		1,948	1,998,356
5.88%, 11/15/24		3,333	3,405,909
Entercom Media Corp., 6.50%, 05/01/27(d)		2,322	2,484,540
Entertainment One Ltd., 4.63%, 07/15/26	GBP	191	273,203
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	916	1,005,310
iHeartCommunications, Inc.:
6.38%, 05/01/26		1,042	1,130,776
5.25%, 08/15/27(d)		913	955,272
4.75%, 01/15/28(d)		442	453,050
Intelsat Jackson Holdings SA:
5.50%, 08/01/23		2,571	2,208,592
9.75%, 07/15/25(d)		5,210	4,819,250
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(d)		2,000	2,120,000
Live Nation Entertainment, Inc., 4.75%, 10/15/27(d)		1,143	1,183,005
Meredith Corp., 6.88%, 02/01/26		382	397,165
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(d)		972	1,027,890
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(d)		1,450	1,502,562
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(d)		1,435	1,449,350
Sable International Finance Ltd., 5.75%, 09/07/27(d)		600	636,000
SES SA(5 year EUR Swap + 5.40%), 5.63%(h)(i)	EUR	200	251,261
Sirius XM Radio, Inc.(d):
4.63%, 05/15/23	USD	230	233,450
4.63%, 07/15/24		953	1,000,650
5.00%, 08/01/27		1,904	2,008,720
5.50%, 07/01/29		4,498	4,863,418
Summer BC Holdco A Sarl, 9.25%, 10/31/27	EUR	200	229,500

SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Media (continued)
Summer BidCo BV, (9.0% Cash or 9.75% PIK), 9.00%, 11/15/25(f)	EUR	175	$209,280
TEGNA, Inc., 5.50%, 09/15/24(d)	USD	344	356,040
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(d)		2,400	2,562,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(d)		2,910	3,077,325
United Group BV, 4.88%, 07/01/24	EUR	299	349,642
Univision Communications, Inc.(d):
5.13%, 05/15/23	USD	2,007	2,001,982
5.13%, 02/15/25		1,200	1,186,500
UPC Holding BV, 3.88%, 06/15/29	EUR	100	117,200
UPCB Finance VII Ltd., 3.63%, 06/15/29		160	190,438
Videotron Ltd., 5.13%, 04/15/27(d)	USD	2,383	2,549,810
Virgin Media Finance PLC, 5.75%, 01/15/25(d)		4,988	5,131,405
Virgin Media Secured Finance PLC:
5.00%, 04/15/27	GBP	200	280,153
6.25%, 03/28/29		360	507,832
5.50%, 05/15/29(d)	USD	3,476	3,680,215
Ziggo Bond Co. BV:
4.63%, 01/15/25	EUR	100	114,974
5.88%, 01/15/25(d)	USD	2,643	2,723,955
6.00%, 01/15/27(d)		640	675,200
Ziggo BV:
4.25%, 01/15/27	EUR	257	310,258
5.50%, 01/15/27(d)	USD	2,575	2,735,937
2.88%, 01/15/30	EUR	106	123,567
4.88%, 01/15/30(d)	USD	1,250	1,290,388

			200,708,549

Metals & Mining — 3.7%
Allegheny Technologies, Inc., 5.88%, 12/01/27		1,524	1,600,200
ArcelorMittal SA, 1.75%, 11/19/25	EUR	100	113,738
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)	USD	1,823	1,923,265
CONSOL Energy, Inc., 11.00%, 11/15/25(d)		2,852	2,429,562
Constellium SE(d):
5.75%, 05/15/24		1,060	1,089,150
6.63%, 03/01/25		941	976,382
5.88%, 02/15/26		5,703	6,030,922
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		3,348	3,389,850
3.88%, 03/15/23		6,500	6,618,495
5.00%, 09/01/27		662	695,100
5.25%, 09/01/29		975	1,044,517
5.45%, 03/15/43		8,663	8,966,205
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		2,648	2,697,650
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(d)		791	834,505
Kaiser Aluminum Corp., 4.63%, 03/01/28(d)		784	804,384
New Gold, Inc., 6.25%, 11/15/22(d)		3,031	3,016,794
Novelis Corp.(d):
6.25%, 08/15/24		8,499	8,913,326
5.88%, 09/30/26		2,046	2,177,159
thyssenkrupp AG:
1.88%, 03/06/23	EUR	127	142,768
2.88%, 02/22/24		737	852,362
ThyssenKrupp AG, 2.50%, 02/25/25		1	1,141

			54,317,475

		Par (000)	Value

Multi-Utilities — 0.1%
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(d)	USD	1,963	$2,107,771

Multiline Retail — 0.0%
Dufry One BV, 2.00%, 02/15/27	EUR	194	220,504

Offshore Drilling & Other Services — 0.1%
Entegris, Inc., 4.63%, 02/10/26(d)	USD	1,250	1,293,750

Oil, Gas & Consumable Fuels — 9.6%
Aker BP ASA, 4.75%, 06/15/24(d)		684	709,650
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		385	357,088
Antero Resources Corp., 5.38%, 11/01/21		987	939,809
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		1,610	1,601,354
Berry Petroleum Co. LLC, 7.00%, 02/15/26(d)		1,058	979,973
Callon Petroleum Co.:
6.13%, 10/01/24		2,070	2,109,206
Series WI, 6.38%, 07/01/26		1,366	1,385,950
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		1,952	1,980,987
8.25%, 07/15/25		739	755,628
Centennial Resource Production LLC, 6.88%, 04/01/27(d)		1,284	1,335,360
Cheniere Energy Partners LP:
5.63%, 10/01/26		2,096	2,216,520
4.50%, 10/01/29(d)		3,609	3,708,608
Series WI, 5.25%, 10/01/25		329	342,848
Chesapeake Energy Corp.:
6.63%, 08/15/20		958	948,420
4.88%, 04/15/22		5,001	3,950,790
5.75%, 03/15/23		1,548	1,047,810
11.50%, 01/01/25(d)		3,309	3,127,005
CNX Resources Corp., 5.88%, 04/15/22		4,756	4,759,329
Comstock Resources, Inc., 9.75%, 08/15/26		1,236	1,121,670
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(d)		1,724	1,482,640
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		385	392,700
5.63%, 05/01/27(d)		1,695	1,718,306
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		4,997	5,096,940
DCP Midstream Operating LP:
5.38%, 07/15/25		1,417	1,540,987
5.13%, 05/15/29		68	70,550
6.45%, 11/03/36(d)		1,282	1,346,100
6.75%, 09/15/37(d)		2,344	2,461,200
Denbury Resources, Inc.(d):
9.00%, 05/15/21		2,079	2,011,432
9.25%, 03/31/22		364	343,070
eG Global Finance PLC:
4.38%, 02/07/25	EUR	133	149,186
6.75%, 02/07/25(d)	USD	1,987	2,016,805
6.25%, 10/30/25	EUR	463	549,210
8.50%, 10/30/25(d)	USD	1,386	1,470,892
Endeavor Energy Resources LP/EER Finance, Inc.(d):
5.50%, 01/30/26		2,899	2,993,217
5.75%, 01/30/28		2,542	2,672,277
EnLink Midstream LLC, 5.38%, 06/01/29		474	445,560

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners LP:
4.40%, 04/01/24	USD	1,638	$1,589,024
4.15%, 06/01/25		108	101,520
4.85%, 07/15/26		297	278,438
5.60%, 04/01/44		1,228	994,680
5.05%, 04/01/45		207	163,530
Extraction Oil & Gas, Inc.(d):
7.38%, 05/15/24		2,593	1,620,625
5.63%, 02/01/26		2,937	1,762,200
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		350	346,500
5.63%, 06/15/24		190	183,350
6.50%, 10/01/25		716	692,730
6.25%, 05/15/26		735	701,925
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(d)		1,813	1,620,369
Hess Midstream Operations LP, 5.63%, 02/15/26(d)		1,075	1,118,951
Hess Midstream Partners LP, 5.13%, 06/15/28(d)		862	872,775
Indigo Natural Resources LLC, 6.88%, 02/15/26(d)		1,844	1,733,360
Ithaca Energy North Sea PLC, 9.38%, 07/15/24(d)		200	209,000
Matador Resources Co., 5.88%, 09/15/26		2,271	2,276,677
MEG Energy Corp.(d):
6.38%, 01/30/23		1,443	1,446,607
7.00%, 03/31/24		338	340,113
6.50%, 01/15/25		4,133	4,298,733
Murphy Oil Corp.:
5.75%, 08/15/25		955	998,882
5.88%, 12/01/27		782	821,100
5.88%, 12/01/42		507	466,440
Nabors Industries, Inc.:
4.63%, 09/15/21		1,110	1,103,062
5.50%, 01/15/23		306	293,760
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(d)		480	502,800
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		1,640	2,117,540
Noble Holding International Ltd.:
7.75%, 01/15/24		113	58,704
7.88%, 02/01/26(d)		1,277	925,825
NuStar Logistics LP, 6.00%, 06/01/26		931	984,532
Pacific Drilling SA, 8.38%, 10/01/23(d)		3,608	3,292,300
Parkland Fuel Corp., 5.88%, 07/15/27(d)		1,241	1,334,522
Parsley Energy LLC/Parsley Finance Corp.(d):
6.25%, 06/01/24		696	723,840
5.38%, 01/15/25		1,934	1,992,020
5.25%, 08/15/25		408	419,220
5.63%, 10/15/27		937	990,877
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25		1,036	1,105,930
PDC Energy, Inc.:
1.13%, 09/15/21(k)		40	37,558
6.13%, 09/15/24		263	266,288
5.75%, 05/15/26		957	954,608
QEP Resources, Inc.:
6.88%, 03/01/21		482	498,870
5.38%, 10/01/22		2,639	2,652,195
5.25%, 05/01/23		746	738,540
5.63%, 03/01/26		986	961,597

		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.:
5.75%, 06/01/21	USD	1,230	$1,226,925
5.88%, 07/01/22		611	606,418
5.00%, 08/15/22		845	828,100
Rowan Cos., Inc., 4.88%, 06/01/22		3,132	2,286,360
SM Energy Co.:
1.50%, 07/01/21(k)		1,407	1,331,990
6.13%, 11/15/22		1,855	1,873,550
5.00%, 01/15/24		440	419,100
5.63%, 06/01/25		304	288,548
6.75%, 09/15/26		490	480,200
6.63%, 01/15/27		141	138,583
Southwestern Energy Co.:
6.20%, 01/23/25		115	105,478
7.75%, 10/01/27		173	160,233
SRC Energy, Inc., 6.25%, 12/01/25		298	300,235
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		791	844,393
Series WI, 4.88%, 01/15/23		1,170	1,196,348
Series WI, 5.50%, 02/15/26		200	207,500
Series WI, 5.88%, 03/15/28		808	857,938
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(d):
4.75%, 10/01/23		158	157,605
5.50%, 09/15/24		2,321	2,332,605
5.50%, 01/15/28		1,526	1,495,480
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25%, 11/15/23		637	643,370
5.13%, 02/01/25		245	254,188
5.88%, 04/15/26		1,406	1,493,875
5.38%, 02/01/27		188	195,050
6.50%, 07/15/27(d)		2,173	2,379,435
5.00%, 01/15/28		2,359	2,406,180
6.88%, 01/15/29(d)		3,479	3,861,690
5.50%, 03/01/30(d)		1,992	2,046,780
Viper Energy Partners LP, 5.38%, 11/01/27(d)		753	783,120
WPX Energy, Inc.:
8.25%, 08/01/23		1,006	1,156,900
5.75%, 06/01/26		326	348,005
5.25%, 10/15/27		536	565,480

			140,002,856

Paper & Forest Products — 0.1%
Norbord, Inc., 6.25%, 04/15/23(d)		1,566	1,675,620
WEPA Hygieneprodukte GMB:
(3 mo. Euribor + 2.88%), 2.88%, 12/15/26(e)	EUR	100	114,554
2.88%, 12/15/27		172	199,482

			1,989,656

Personal Products — 0.0%
Coty, Inc.:
4.00%, 04/15/23		100	114,985
6.50%, 04/15/26(d)	USD	100	105,250

			220,235

Pharmaceuticals — 4.8%
Bausch Health Americas, Inc.(d):
8.50%, 01/31/27		4,211	4,795,487
9.25%, 04/01/26		306	351,472
Bausch Health Cos., Inc.:
5.50%, 03/01/23(d)		1,642	1,650,210
4.50%, 05/15/23	EUR	2,715	3,083,483

SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Pharmaceuticals (continued)
5.88%, 05/15/23(d)	USD	128	$129,120
7.00%, 03/15/24(d)		1,839	1,912,560
6.13%, 04/15/25(d)		3,890	4,019,265
5.50%, 11/01/25(d)		6,744	7,047,480
9.00%, 12/15/25(d)		1,408	1,601,178
5.75%, 08/15/27(d)		1,922	2,085,370
7.00%, 01/15/28(d)		1,746	1,927,235
5.00%, 01/30/28(d)		3,645	3,741,191
7.25%, 05/30/29(d)		3,501	3,999,892
5.25%, 01/30/30(d)		3,594	3,726,978
Bayer AG(5 year EUR Swap + 2.55%), 3.75%, 07/01/74(h)	EUR	200	241,435
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(d)	USD	2,407	2,521,332
Charles River Laboratories International, Inc.(d):
5.50%, 04/01/26		1,963	2,110,225
4.25%, 05/01/28		1,573	1,602,494
Eagle Holding Co. II LLC, (7.750% Cash or 8.50% PIK), 7.75%, 05/15/22(d)(f)		1,972	2,002,329
Elanco Animal Health, Inc., 4.90%, 08/28/28		1,026	1,116,516
Grifols SA, 2.25%, 11/15/27	EUR	100	115,928
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(d)	USD	8,068	8,327,689
MEDNAX, Inc., 6.25%, 01/15/27(d)		4,868	4,989,700
Nidda BondCo GmbH:
7.25%, 09/30/25	EUR	337	405,230
5.00%, 09/30/25		100	117,218
Nidda Healthcare Holding GmbH, Series NOV, 3.50%, 09/30/24		222	256,799
Par Pharmaceutical, Inc., 7.50%, 04/01/27(d)	USD	5,260	5,233,700
Rossini Sarl, 6.75%, 10/30/25	EUR	401	500,404
Team Health Holdings, Inc., 6.38%, 02/01/25(d)	USD	667	445,222
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25	EUR	100	118,690

			70,175,832

Professional Services — 0.4%
ASGN, Inc., 4.63%, 05/15/28(d)	USD	1,587	1,631,246
Dun & Bradstreet Corp., 10.25%, 02/15/27(d)		3,998	4,597,700
House of Finance NV, 4.38%, 07/15/26	EUR	166	191,277

			6,420,223

Real Estate Management & Development — 0.3%
ADLER Real Estate AG, 3.00%, 04/27/26		200	236,598
Consus Real Estate AG, 9.63%, 05/15/24		100	120,583
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)	USD	1,198	1,242,925
Heimstaden Bostad AB(5 year EUR Swap + 3.67%), 3.25%(h)(i)	EUR	100	112,450
Howard Hughes Corp., 5.38%, 03/15/25(d)	USD	1,566	1,632,555
Newmark Group, Inc., 6.13%, 11/15/23		642	708,003
Peach Property Finance GmbH, 3.50%, 02/15/23	EUR	179	207,808
Residomo SRO, 3.38%, 10/15/24		220	256,182
Summit Properties Ltd., 2.00%, 01/31/25		145	158,580

			4,675,684

Restaurants — 0.1%
IRB Holding Corp., 6.75%, 02/15/26(d)	USD	829	868,378

		Par (000)	Value

Road & Rail — 0.6%
Avis Budget Finance PLC, 4.75%, 01/30/26	EUR	107	$128,423
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(d)	USD	1,094	1,036,565
Herc Holdings, Inc., 5.50%, 07/15/27(d)		2,911	3,063,827
Hertz Corp.(d):
7.63%, 06/01/22		838	871,520
6.00%, 01/15/28		1,830	1,830,000
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	243	283,558
Kapla Holding SAS:
(3 mo. Euribor + 3.25%), 3.25%, 12/15/26(e)		100	112,718
3.38%, 12/15/26		200	228,807
Loxam SAS:
4.25%, 04/15/24		100	115,815
3.25%, 01/14/25		268	310,055
3.75%, 07/15/26		115	135,665
United Rentals North America, Inc., 5.88%, 09/15/26	USD	341	365,808

			8,482,761

Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		422	475,277
Infineon Technologies AG(h)(i):
(5 year EUR Swap + 3.39%), 2.88%	EUR	200	231,160
(5 year EUR Swap + 4.00%), 3.63%		100	117,218
Qorvo, Inc.:
5.50%, 07/15/26	USD	2,418	2,575,170
4.38%, 10/15/29(d)		484	506,990
Sensata Tech, Inc., 4.38%, 02/15/30(d)		994	1,013,303
Sensata Technologies BV(d):
5.63%, 11/01/24		1,400	1,557,500
5.00%, 10/01/25		3,439	3,735,614

			10,212,232

Software — 4.9%
ACI Worldwide, Inc., 5.75%, 08/15/26(d)		4,105	4,423,137
CDK Global, Inc.:
4.88%, 06/01/27		3,962	4,184,862
5.25%, 05/15/29(d)		795	852,638
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(d)		5,304	5,734,950
Infor (US), Inc., 6.50%, 05/15/22		12,873	13,066,095
Informatica LLC, 7.13%, 07/15/23(d)		5,754	5,840,310
MSCI, Inc.(d):
4.75%, 08/01/26		181	189,598
4.00%, 11/15/29		455	461,256
Nuance Communications, Inc., 5.63%, 12/15/26		1,550	1,651,889
PTC, Inc., 6.00%, 05/15/24		1,996	2,083,325
Rackspace Hosting, Inc., 8.63%, 11/15/24(d)		1,189	1,162,248
RP Crown Parent LLC, 7.38%, 10/15/24(d)		4,370	4,539,337
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		11,061	11,736,385
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(d)		1,440	1,479,600
SS&C Technologies, Inc., 5.50%, 09/30/27(d)		6,904	7,370,020
TIBCO Software, Inc., 11.38%, 12/01/21(d)		6,024	6,242,671

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Software (continued)
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(d)	USD	707	$705,233

			71,723,554

Specialty Retail — 1.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		2,505	2,586,412
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(d)		1,907	1,973,745
Group 1 Automotive, Inc., 5.25%, 12/15/23(d)		264	271,260
IAA, Inc., 5.50%, 06/15/27(d)		1,961	2,083,563
L Brands, Inc.:
6.88%, 11/01/35		2,579	2,308,205
6.75%, 07/01/36		384	336,960
Penske Automotive Group, Inc., 5.50%, 05/15/26		299	313,203
PetSmart, Inc.(d):
7.13%, 03/15/23		477	467,460
5.88%, 06/01/25		2,054	2,092,513
Staples, Inc., 7.50%, 04/15/26(d)		6,365	6,603,687

			19,037,008

Technology Hardware, Storage & Peripherals — 0.8%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(d)		5,762	6,078,910
NCR Corp.(d):
5.75%, 09/01/27		761	810,465
6.13%, 09/01/29		1,634	1,773,086
Western Digital Corp., 4.75%, 02/15/26		3,230	3,367,275

			12,029,736

Textiles, Apparel & Luxury Goods — 0.1%
William Carter Co., 5.63%, 03/15/27(d)		932	1,001,900

Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d):
5.25%, 03/15/22		264	274,230
5.25%, 10/01/25		2,866	2,973,475

			3,247,705

Transportation Infrastructure — 0.1%
CMA CGM SA, 6.50%, 07/15/22	EUR	100	101,389
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(h)(i)		400	438,360
Heathrow Finance PLC, 4.13%, 09/01/29	GBP	215	289,118

			828,867

Utilities — 0.1%
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	100	115,518
4.13%, 08/01/25		227	266,822
Electricite de France SA, 4.50%, 12/04/69	USD	400	407,764
Vistra Operations Co. LLC, 3.55%, 07/15/24(d)		140	141,823

			931,927

Wireless Telecommunication Services — 3.6%
Altice France SA, 5.50%, 01/15/28(d)		5,855	6,016,305
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	200	238,922
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(d)	USD	390	396,825
SBA Communications Corp., 4.00%, 10/01/22		2,644	2,693,575
Sprint Capital Corp.:
6.88%, 11/15/28		4,417	4,759,318
8.75%, 03/15/32		4,750	5,765,313

		Par (000)	Value

Wireless Telecommunication Services (continued)
Sprint Corp.:
7.88%, 09/15/23	USD	4,484	$4,947,332
7.13%, 06/15/24		3,111	3,355,991
7.63%, 02/15/25		1,642	1,801,849
7.63%, 03/01/26		1,050	1,157,940
T-Mobile USA, Inc.:
4.00%, 04/15/22		591	605,036
6.50%, 01/15/24		2,638	2,713,895
6.38%, 03/01/25		994	1,027,130
6.50%, 01/15/26		1,549	1,660,853
4.50%, 02/01/26		1,674	1,715,850
4.75%, 02/01/28		3,328	3,487,112
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		1,327	1,436,576
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/26(d)		7,313	7,532,390
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(d)(f)		785	780,655

			52,092,867

Total Corporate Bonds — 118.1% (Cost — $1,651,417,116)			1,715,914,048

Floating Rate Loan Interests(e) — 12.5%

Aerospace & Defense — 0.0%
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 12/06/25		251	254,133
WP CPP Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 04/30/25		327	323,024

			577,157

Auto Components — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		1,859	1,862,936

Building Products — 0.1%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		669	668,688

Capital Markets — 0.1%
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.50%, 06/03/26		1,110	1,106,722

Chemicals — 0.5%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.94%, 01/31/24		3,311	3,316,068
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.19%, 08/27/26(b)		2,380	2,397,885
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 05/16/24		478	479,988
Invictus US LLC, 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26		327	303,524
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 05/15/24		466	462,388

			6,959,853

SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Commercial Services & Supplies — 1.0%
Aramark Services, Inc., 2019 Term Loan B4, 01/27/27(m)	USD	277	$278,299
Asurion LLC, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.30%, 08/04/25		2,968	3,002,132
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 09/06/24		1,240	1,211,163
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/30/25		1,737	1,738,613
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		325	326,533
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/27/25		8,160	8,207,463

			14,764,203

Construction & Engineering — 0.8%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 06/21/24(m)		10,402	10,363,090
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25		1,798	1,781,595

			12,144,685

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24		1,589	1,581,836

Diversified Consumer Services — 0.6%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 07/12/24		594	597,711
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.24%, 01/15/27		754	745,838
Gol LuxCo SA, 1st Lien Term Loan, (Fixed + 6.50%), 6.50%, 08/31/20(b)		3,885	3,923,850
Uber Technologies, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.74%, 04/04/25		2,845	2,836,544

			8,103,943

Diversified Telecommunication Services — 0.4%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 01/31/25		4,031	4,045,541
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.54%, 11/04/26		675	683,019
Telesat Canada, 2019 Term Loan, (3 mo. LIBOR + 2.75%), 4.63%, 12/07/26		360	361,051

			5,089,611

Energy Equipment & Services — 0.3%
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(b)		4,819	4,626,240

Food & Staples Retailing — 0.0%
US Foods, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/13/26		430	431,401

		Par (000)	Value

Food Products — 0.0%
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 10/10/23	USD	488	$488,104

Health Care Equipment & Supplies — 0.3%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 06/15/21		4,248	4,228,413

Health Care Providers & Services — 0.8%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 06/30/25		961	967,667
Da Vinci Purchaser Corp., 2019 Term Loan, 12/03/26(m)		1,149	1,149,000
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/24/26		2,028	2,037,428
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 10/10/25		5,608	4,769,969
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25		1,583	1,589,565
Quorum Health Corporation, Term Loan B, (3 mo. LIBOR + 6.75%, 1.00% Floor), 8.68%, 04/29/22		1,271	1,243,245

			11,756,874

Health Care Technology — 0.3%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.40%, 02/11/26		4,431	4,447,347

Hotels, Restaurants & Leisure — 0.2%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		2,622	2,642,751

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.30%, 08/12/26		455	457,310

Industrial Conglomerates — 0.5%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23		4,907	4,890,433
PSAV Holdings LLC, 2018 2nd Lien Term Loan, 09/01/25(m)		647	608,170
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.90%, 11/28/21		1,839	1,838,823

			7,337,426

Insurance — 0.4%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 05/09/25		322	321,914
Hub International Ltd., 2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 8,734 - 5.90%, 04/25/25		1,522	1,535,972
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 09/03/26		1,277	1,286,964
Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/31/25		2,309	2,307,931

			5,452,781

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Interactive Media & Services — 0.1%
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 05/06/24	USD	918	$891,914

IT Services — 0.1%
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 10/31/26		928	933,104
Flexential Intermediate Corp.:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 08/01/24		876	727,146
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.16%, 08/01/25		420	257,951

			1,918,201

Life Sciences Tools & Services — 0.3%
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 12/11/26		4,025	4,033,801

Machinery — 0.4%
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 6.80%, 09/21/26		1,218	1,216,477
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 03/28/25		3,896	3,825,956

			5,042,433

Media — 1.7%
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.74%, 08/14/26		1,377	1,377,696
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 08/21/26		4,687	4,709,001
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.29%, 12/11/26		3,503	1,438,353
Intelsat Jackson Holdings SA:
2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		559	559,097
2017 Term Loan B4, (6 mo. LIBOR + 4.50%, 1.00% Floor), 6.43%, 01/02/24		1,820	1,832,331
2017 Term Loan B5, (Fixed + 6.63%), 6.63%, 01/02/24		10,040	10,145,553
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 6.15%, 12/17/26		4,228	4,267,659

			24,329,690

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 10.00%), 12.00%, 10/21/21		1,065	1,085,057

Oil, Gas & Consumable Fuels — 0.8%
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.18%, 12/31/21		2,433	1,804,347
Chesapeake Energy Corp., 2019 Last Out Term Loan, 06/09/24(m)		8,813	9,062,673

		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 09/27/24	USD	1,336	$1,178,936

			12,045,956

Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		1,144	1,092,121
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 08/18/22		414	415,762
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.74%, 06/02/25		1,776	1,784,966

			3,292,849

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.79%, 02/06/26		1,366	1,376,819

Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan, 11/06/26(m)		883	890,567

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/26		646	650,557

Software — 1.5%
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%., 1.00% Floor), 4.55%, 04/29/24		860	861,271
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%., 1.00% Floor), 8.55%, 04/27/25		212	212,318
Digicel International Finance Ltd., 2017 Term Loan B, 05/28/24(m)		1,734	1,542,237
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 10/01/25		7,832	7,898,786
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 02/01/22		988	991,743
Kronos, Inc., 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.16%, 11/01/24		3,635	3,701,120
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 11/29/24		1,539	1,523,655
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.05%, 12/01/25(b)		613	587,267
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/30/25		502	498,280
Severin Acquisition LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.89%, 08/01/25		721	716,228
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		640	644,453
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		1,004	1,010,853

SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Software (continued)
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.71%, 06/30/26	USD	1,161	$1,165,084
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 05/04/26		573	575,985

			21,929,280

Specialty Retail — 0.2%
PetSmart, Inc., Term Loan B2, 03/11/22(m)		3,153	3,002,051

Wireless Telecommunication Services — 0.4%
Ligado Networks LLC:
2015 2nd Lien Term Loan, 0.00%, 12/07/20(g)		8,889	1,762,952
PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(f)		3,416	2,186,094
Xplornet Communications, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.94%, 09/09/21(b)		1,171	1,172,496

			5,121,542

Total Floating Rate Loan Interests — 12.5% (Cost — $187,893,158)			180,338,998

		Shares

Investment Companies — 2.6%

Equity Funds — 2.6%
iShares iBoxx USD High Yield Corporate Bond ETF(p)		427,751	37,616,423

Total Investment Companies — 2.6% (Cost — $37,189,998)			37,616,423

		Beneficial Interest (000)

Other Interests(n) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(b)		1,250	12

Total Other Interests — 0.0% (Cost — $—)			12

		Par (000)

Preferred Securities — 5.5%

Capital Trusts — 5.2%

Auto Components — 0.0%
Volkswagen International Finance NV, Series NC6, 3.38%(h)(i)	EUR	200	239,416

Banks — 0.9%
ABN AMRO Bank NV, 5.75%(h)(i)		200	231,934
AIB Group PLC, 5.25%(h)(i)		400	486,818
Allied Irish Banks PLC, 7.38%(h)(i)		210	249,960
Banco Bilbao Vizcaya Argentaria SA, 8.88%(h)(i)		200	245,910
Banco de Sabadell SA, 6.50%(h)(i)		400	468,871
Banco Santander SA, 6.75%(h)(i)		200	247,290
Bankia SA(h)(i):
6.00%		200	236,828
6.38%		200	243,128

		Par (000)	Value

Banks (continued)
CaixaBank SA(h)(i):
5.25%	EUR	200	$228,995
6.75%		400	503,643
CIT Group, Inc., Series A, 5.80%(h)(i)	USD	1,647	1,692,293
Erste Group Bank AG, 6.50%(h)(i)	EUR	200	260,578
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 1.93%(e)(i)	USD	200	154,012
ING Groep NV, 6.75%(h)(i)		200	216,990
Intesa Sanpaolo SpA, 7.75%(h)(i)	EUR	200	271,606
National Westminster Bank PLC, Series C, 2.16%(i)(l)	USD	200	172,060
Nordea Bank Abp, 6.63%(h)(i)		200	221,750
Wells Fargo & Co., Series U, 5.88%(h)(i)		5,517	6,137,663

			12,270,329

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(h)(i)	EUR	100	118,339

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series P, 5.00%(h)(i)	USD	712	717,340
Morgan Stanley,(h)(i):
Series H, 5.61%		3,309	3,338,119
Series J, 5.55%		440	448,730
UBS Group AG, 5.75%(h)(i)	EUR	250	305,663

			4,809,852

Chemicals — 0.0%
Solvay SA, 4.25%(h)(i)		100	124,484

Diversified Financial Services — 3.6%
Bank of America Corp.,(h)(i):
Series AA, 6.10%	USD	8,987	10,009,721
Series DD, 6.30%		815	941,325
Series X, 6.25%		3,534	3,927,157
Series Z, 6.50%		2,650	3,007,750
Credit Agricole SA, 6.50%(h)(i)	EUR	200	242,242
Credit Suisse Group AG(d)(h)(i):
6.25%	USD	200	217,550
6.38%		3,145	3,390,310
7.50%		750	820,763
HBOS Capital Funding LP, 6.85%(i)		800	816,800
HSBC Holdings PLC, 6.00%(h)(i)		2,298	2,447,370
JPMorgan Chase & Co.,(h)(i):
Series 1, 5.41%		1,046	1,055,414
Series FF, 5.00%		7,650	7,956,000
Series Q, 5.15%		850	888,250
Series S, 6.75%		5,589	6,311,378
Series U, 6.13%		4,228	4,619,090
Series V, 5.23%		3,075	3,098,062
Series X, 6.10%		640	698,432
Royal Bank of Scotland Group PLC, 8.63%(h)(i)		607	651,008
Societe Generale SA, 8.00%(h)(i)		200	235,000
UniCredit SpA(h)(i):
6.75%	EUR	400	479,437
7.50%		200	262,178
9.25%		225	292,723

			52,367,960

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 2.00%(h)(i)		300	342,668
Telefonica Europe BV(h)(i):
2.63%		300	347,266
3.75%		100	118,061
3.88%		100	121,893

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT) (Percentages shown are based on Net Assets)

		Par (000)	Value

Diversified Telecommunication Services (continued)
4.38%	EUR	600	$750,417
5.88%		200	261,652

			1,941,957

Electric Utilities — 0.0%
NGG Finance PLC, 1.63%, 12/05/79(h)		200	227,162
RWE AG, 2.75%, 04/21/75(h)		200	227,490

			454,652

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		320	383,998

Insurance — 0.0%
Achmea BV, 4.63%(h)(i)		200	233,223
Generali Finance BV, 4.60%(h)(i)		100	126,040

			359,263

Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(d)(i)	USD	400	413,000
SES SA, 4.63%(h)(i)	EUR	100	119,040

			532,040

Oil, Gas & Consumable Fuels — 0.0%
Naturgy Finance BV(h)(i):
3.38%		100	120,291
4.13%		100	121,424
Repsol International Finance BV, 4.50%, 03/25/75(h)		178	230,091

			471,806

Real Estate Management & Development — 0.0%
Citycon OYJ, 4.50%(h)(i)		100	112,871
TLG Finance Sarl, 3.38%(h)(i)		200	236,746

			349,617

Utilities — 0.1%
Electricite de France SA(h)(i):
3.00%		200	231,070
4.00%		100	122,365
6.00%	GBP	100	146,865

			500,300

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC:
4.20%, 10/03/78(h)	EUR	200	252,943
3.10%, 01/03/79(l)		300	353,336

			606,279

Total Capital Trusts — 5.2% (Cost — $71,454,364)			75,530,292

		Shares

Preferred Stocks — 0.2%

Auto Components — 0.2%
UCI International, Inc., 0.00%(b)		109,729	2,496,335

Banks — 0.0%
CF-B L2(d) LLC, (Aquired 04/08/15, cost $649,293), 0.00%(o)		663,678	208,196

Total Preferred Stocks — 0.2% (Cost — $5,272,976)			2,704,531

	Shares	Value

Trust Preferred — 0.1%

Diversified Financial Services — 0.1%
GMAC Capital Trust I, Series 2, 7.69%(h)	56,879	$1,481,698

Total Trust Preferred — 0.1% (Cost — $1,464,503)		1,481,698

Total Preferred Securities— 5.5% (Cost — $78,191,843)		79,716,521

Total Long-Term Investments — 141.5% (Cost — $2,019,249,902)		2,054,156,745

Options Purchased — 0.0% (Cost — $455,259)		441,301

Total Investments Before Options Written — 141.5% (Cost — $2,019,705,161)		2,054,598,046

Options Written — (0.0)% (Premiums Received — $51,610)		(52,881)

Total Investments, Net of Options Written — 141.5% (Cost — $2,019,653,551)		2,054,545,165

Liabilities in Excess of Other Assets — (41.5)%		(602,677,400)

Net Assets — 100.0%		$1,451,867,765

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	Convertible security.
(l)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $208,196, representing less than 0.05% of its net assets as of period end, and an original cost of $649,293.

SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

(p)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Trust were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 08/31/19	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)(c)	—	—	—	—	$—	$13,217	$11	$—
iShares iBoxx USD High Yield Corporate Bond ETF	—	593,951	(166,200)	427,751	37,616,423	415,546	(229,461)	426,425

					$37,616,423	$428,763	$(229,450)	$426,425

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Trust.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	3	03/20/20	$125	$(623)
Euro Stoxx 600 Index	6	03/20/20	48	(230)

				(853)

Short Contracts
Euro Bund Futures	3	03/06/20	574	8,040
U.S. Treasury Ultra Bond	2	03/20/20	363	12,838
Long Gilt Future	5	03/27/20	870	14,301

				35,179

				$34,326

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	649,484	AUD	957,000	National Australia Bank Ltd.	02/05/20	$(22,650)
USD	1,508,079	CAD	2,005,000	BNP Paribas S.A.	02/05/20	(36,208)
USD	68,846	CAD	91,000	Citibank N.A.	02/05/20	(1,244)
USD	111,740	CAD	148,000	Citibank N.A.	02/05/20	(2,252)
USD	119,924	EUR	108,000	Canadian Imperial Bank of Commerce	02/05/20	(1,468)
USD	49,227,109	EUR	44,552,000	Citibank N.A.	02/05/20	(849,357)
USD	4,562,800	GBP	3,532,000	Barclays Bank PLC	02/05/20	(120,102)
USD	221,376	GBP	168,000	Natwest Markets PLC	02/05/20	(1,367)
USD	129,869	GBP	99,000	State Street Bank and Trust Co.	02/05/20	(1,391)

	Net unrealized depreciation					$(1,036,039)

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 03/22/30	2.20%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Barclays Bank PLC	03/20/20	2.20%	USD	44,610	$115,162
10-Year Interest Rate Swap, 06/24/30	2.20	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Bank of America N.A.	06/22/20	2.20	USD	51,610	326,139

										$441,301

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 06/24/2030	3-Month LIBOR, 1.91%	Quarterly	2.70%	Semi-Annual	Bank of America N.A.	06/22/20	2.70%	USD	51,610	$(52,881)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	B	USD	25,892	$2,548,293	$1,713,001	$835,292

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	130	$(24,854)	$(27,675)	$2,821
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	80	(15,294)	(17,768)	2,474

							$(40,148)	$(45,443)	$5,295

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	90	$(14,490)	$(6,552)	$(7,938)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	88	(14,222)	(9,339)	(4,883)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	B	EUR	124	(19,980)	(11,791)	(8,189)
Casino Guichard Perrachon SA	1.00	Quarterly	Goldman Sachs International	12/20/23	B	EUR	60	(11,555)	(7,747)	(3,808)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	856	(15,910)	(53,025)	37,115
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	368	(141,395)	568	(141,963)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	332	(127,562)	2,582	(130,144)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	53	(3,583)	(3,558)	(25)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	47	(3,167)	(3,629)	462
Telecom Italia SpA	1.00	Quarterly	Goldman Sachs International	06/20/24	BB+	EUR	50	(309)	(4,139)	3,830
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	50	1,420	(669)	2,089
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	140	3,977	—	3,977
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	1,221	(81,172)	(180,858)	99,686
Tesco PLC	1.00	Quarterly	Barclays Bank PLC	12/20/25	BB+	EUR	200	(970)	(5,176)	4,206
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	BB+	EUR	51	(2,807)	(7,081)	4,274
Virgin Media Finance PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B	EUR	100	22,428	24,396	(1,968)
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	BB+	EUR	290	(13,415)	(26,725)	13,310

								$(422,712)	$(292,743)	$(129,969)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$1,713,001	$—	$835,292	$—	$—
OTC Swaps	27,546	(365,732)	174,244	(298,918)	—
Options Written	N/A	N/A	—	(1,271)	(52,881)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$35,179	$—	$35,179
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	441,301	—	441,301
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	835,292	—	—	—	—	835,292
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	201,790	—	—	—	—	201,790

	$—	$1,037,082	$—	$—	$476,480	$—	$1,513,562

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$853	$—	$—	$—	$853
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,036,039	—	—	1,036,039
Options written
Options written at value	—	—	—	—	52,881	—	52,881
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	664,650	—	—	—	—	664,650

	$—	$664,650	$853	$1,036,039	$52,881	$—	$1,754,423

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended December 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(321,935)	$—	$(46,354)	$—	$(368,289)
Forward foreign currency exchange contracts	—	—	—	414,429	—	—	414,429
Options purchased(a)	—	48,750	(392,283)	—	—	—	(343,533)
Options written	—	77,500	229,033	—	—	—	306,533
Swaps	—	459,682	27,685	—	—	—	487,367

	$—	$585,932	$(457,500)	$414,429	$(46,354)	$—	$496,507

(a)	Options purchased are included in net realized gain (loss) from investments.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$216,371	$—	$105,266	$—	$321,637
Forward foreign currency exchange contracts	—	—	—	(1,885,102)	—	—	(1,885,102)
Options purchased(b)	—	—	4,316	—	(13,957)	—	(9,641)
Options written	—	—	—	—	(1,271)	—	(1,271)
Swaps	—	496,769	—	—	—	—	496,769

	$—	$496,769	$220,687	$(1,885,102)	$90,038	$—	$(1,077,608)

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$170,693
Average notional value of contracts — short	$1,803,271
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$86,662,569
Average amounts sold — in USD	$29,282,410
Options:
Average value of option contracts purchased	$766
Average value of option contracts written	$—	(a)
Average notional value of swaption contracts purchased	$48,110,000
Average notional value of swaption contracts written	$25,805,000
Credit default swaps:
Average notional value — buy protection	$233,467
Average notional value — sell protection	$30,663,395
Total return swaps:
Average notional value	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$2,313		$3,827
Forward foreign currency exchange contracts	—		1,036,039
Options(a)	441,301	(a)	52,881
Swaps — Centrally cleared	—		2,395
Swaps — OTC(b)	201,790		664,650

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$645,404		$1,759,792

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,313)		(6,222)

Total derivative assets and liabilities subject to an MNA	$643,091		$1,753,570

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$328,613	$(70,649)	$—	$—	$257,964
Barclays Bank PLC	259,319	(259,319)	—	—	—
Citibank N.A.	4,274	(4,274)	—	—	—
Credit Suisse International	30,924	(9,849)	—	—	21,075
Goldman Sachs International	3,830	(3,830)	—	—	—
JPMorgan Chase Bank N.A.	2,821	(2,821)	—	—	—
Morgan Stanley & Co. International PLC	13,310	(13,310)	—	—	—

	$643,091	$(364,052)	$—	$—	$279,039

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America N.A.	$70,649	$(70,649)	$—	$—	$—
Barclays Bank PLC	651,248	(259,319)	—	(391,929)	—
BNP Paribas S.A.	36,208	—	—	—	36,208
Canadian Imperial Bank of Commerce	1,468	—	—	—	1,468
Citibank N.A.	874,156	(4,274)	—	—	869,882
Credit Suisse International	9,849	(9,849)	—	—	—
Goldman Sachs International	15,694	(3,830)	—	—	11,864
JPMorgan Chase Bank N.A.	42,165	(2,821)	—	—	39,344
Morgan Stanley & Co. International PLC	26,725	(13,310)	—	—	13,415
National Australia Bank Ltd.	22,650	—	—	—	22,650
Natwest Markets PLC	1,367	—	—	—	1,367
State Street Bank and Trust Co.	1,391	—	—	—	1,391

	$1,753,570	$(364,052)	$—	$(391,929)	$997,589

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$19,492,826	$—	$19,492,826
Common Stocks(a)	18,649,789	130,680	2,297,448	21,077,917
Corporate Bonds(a)	323,283	1,715,565,749	25,016	1,715,914,048
Floating Rate Loan Interests(a)	—	167,631,260	12,707,738	180,338,998
Investment Companies	37,616,423	—	—	37,616,423
Other Interests	—	—	12	12
Preferred Securities(a)	1,481,698	75,530,292	2,496,335	79,508,325
Options Purchased
Interest rate contracts	—	441,301	—	441,301
Unfunded Floating Rate Loan Interests(b)	—	80,000	—	80,000

Subtotal	$58,071,193	$1,978,872,108	$17,526,549	$2,054,469,850

Investments Valued at NAV(c)				208,196

Total Investments				$2,054,678,046

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) December 31, 2019	BlackRock Corporate High Yield Fund, Inc. (HYT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (d)
Assets:
Credit contracts	$—	$1,009,536	$—	$1,009,536
Interest rate contracts	35,179	—	—	35,179
Liabilities:
Credit contracts	—	(298,918)	—	(298,918)
Equity contracts	(853)	—	—	(853)
Forward foreign currency contracts	—	(1,036,039)	—	(1,036,039)
Interest rate contracts	—	(52,881)	—	(52,881)

	$34,326	$(378,302)	$—	$(343,976)

(a)	See above Consolidated Schedule of Investments for values in each industry.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	Certain investments of the Trust were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $607,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of August 31, 2019	$2,187,341	$8,973,581	$9,956,568	$12	$2,496,335	$23,613,837
Transfers into Level 3	—	—	2,954,951	—	—	2,954,951
Transfers out of Level 3	—	—	(253,994)	—	—	(253,994)
Accrued discounts/premiums	—	15,521	4,761	—	—	20,282
Net realized gain (loss)	—	(25,738)	233	—	—	(25,505)
Net change in unrealized appreciation (depreciation)(a)(b)	110,107	(299,758)	82,328	—	—	(107,323)
Purchases	—	—	—	—	—	—
Sales	—	(8,638,590)	(37,109)	—	—	(8,675,699)

Closing Balance, as of December 31, 2019	$2,297,448	$25,016	$12,707,738	$12	$2,496,335	$17,526,549

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(b)	$110,107	$(4,065)	$82,328	$—	$—	$188,370

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	69

Statements of Assets and Liabilities

December 31, 2019

	BHK	HYT(a)

ASSETS
Investments at value — unaffiliated(b)	$1,187,216,319	$2,016,981,623
Investments at value — affiliated(c)	13,516,974	37,616,423
Cash	94,669	782,055
Cash pledged:
Centrally cleared swaps	3,264,940	1,418,000
Collateral — OTC derivatives	1,788,000	410,000
Futures contracts	1,981,092	47,150
Foreign currency at value(d)	901,666	1,043,517
Receivables:
Investments sold	435,180	4,158,096
TBA sale commitments	24,035,133	—
Dividends — affiliated	19,345	3,068
Dividends — unaffiliated	24,336	—
Interest — unaffiliated	10,855,744	29,092,355
Principal paydowns	18,839	—
Variation margin on futures contracts	142,327	2,313
Variation margin on centrally cleared swaps	192,195	—
Swap premiums paid	4,132	27,546
Unrealized appreciation on:
Forward foreign currency exchange contracts	281,645	—
OTC swaps	4,370,467	174,244
Unfunded floating rate loan interests	7,384	80,000
Prepaid expenses	6,365	10,923

Total assets	1,249,156,752	2,091,847,313

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	3,995,287	—
Collateral — OTC derivatives	330,000	—
Options written at value(e)	6,683,034	52,881
TBA sale commitments at value(f)	24,025,805	—
Reverse repurchase agreements at value	271,748,711	—
Payables:
Investments purchased	104,995,543	16,934,213
Bank borrowings	—	607,000,000
Income dividend distributions	3,646,015	9,496,326
Interest expense	—	1,266,243
Investment advisory fees	913,756	1,993,010
Trustees’ and Officer’s fees	235,684	673,946
Other accrued expenses	516,298	856,018
Variation margin on futures contracts	358,270	3,827
Variation margin on centrally cleared swaps	—	2,395
Swap premiums received	4,809,676	365,732
Unrealized depreciation on:
Forward foreign currency exchange contracts	447,537	1,036,039
OTC swaps	102,156	298,918

Total liabilities	422,807,772	639,979,548

NET ASSETS	$826,348,980	$1,451,867,765

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$754,357,286	$1,576,025,774
Accumulated earnings (loss)	71,991,694	(124,158,009)

NET ASSETS	$826,348,980	$1,451,867,765

Net asset value	$15.32	$11.91

(a) Consolidated Statement of Assets and Liabilities
(b) Investments at cost — unaffiliated	$1,110,882,745	$1,982,515,163
(c) Investments at cost — affiliated	$13,516,974	$37,189,998
(d) Foreign currency at cost	$884,203	$1,033,198
(e) Premiums received	$9,153,083	$51,610
(f) Proceeds from TBA sale commitments	$23,992,598	$—
(g) Par value	$0.001	$0.100
(h) Shares outstanding	53,935,126	121,904,056
(i) Shares authorized	Unlimited	200 million

See notes to financial statements.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

	BHK		HYT(a)
	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

INVESTMENT INCOME
Interest — unaffiliated	$15,298,264	$47,922,213	$39,263,996	$127,091,341
Dividends — affiliated	113,272	264,839	428,763	127,491
Dividends — unaffiliated	142,241	440,156	254,373	1,067,722
Other income	31,863	36,122	201,472	272,337
Foreign taxes withheld	(5,982)	(15,805)	—	—

Total investment income	15,579,658	48,647,525	40,148,604	128,558,891

EXPENSES
Investment advisory	1,837,607	5,267,706	3,987,966	11,934,005
Professional	127,281	166,186	199,744	326,628
Transfer agent	63,559	76,861	82,680	130,751
Accounting services	49,183	138,617	68,534	210,567
Custodian	31,001	84,185	37,532	91,043
Trustees and Officer	30,483	65,147	65,713	121,531
Printing	14,015	23,963	11,362	33,742
Registration	6,678	20,426	15,210	47,268
Miscellaneous	53,085	94,392	39,851	190,991

Total expenses excluding interest expense	2,212,892	5,937,483	4,508,592	13,086,526
Interest expense	1,821,731	7,255,286	4,911,178	18,018,998

Total expenses	4,034,623	13,192,769	9,419,770	31,105,524
Less fees waived and/or reimbursed by the Manager	(4,963)	(8,714)	(39,181)	(17,769)

Total expenses after fees waived and/or reimbursed	4,029,660	13,184,055	9,380,589	31,087,755

Net investment income	11,549,998	35,463,470	30,768,015	97,471,136

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	443,526	(3,895,014)	(985,277)	(74,997,996)
Investments — affiliated	—	—	(229,461)	(71,960)
Capital gain distributions from investment companies — affiliated	31	—	11	—
Futures contracts	(4,062,566)	7,729,400	(368,289)	(1,533,556)
Forward foreign currency exchange contracts	(267,448)	1,730,292	414,429	7,610,620
Foreign currency transactions	54,606	(428,352)	233,275	(524,937)
Options written	534,796	(2,009,180)	306,533	878,749
Swaps	(335,080)	4,168,558	487,367	1,072,411

	(3,632,135)	7,295,704	(141,412)	(67,566,669)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(18,357,921)	91,139,302	27,958,805	62,153,443
Investments — affiliated	—	—	426,425	—
Futures contracts	(1,813,632)	799,620	321,637	812,309
Forward foreign currency exchange contracts	(368,112)	(98,874)	(1,885,102)	(552,663)
Foreign currency translations	151,844	(82,350)	170,054	(186,511)
Options written	2,515,994	159,851	(1,271)	—
Swaps	2,465,698	(881,236)	496,769	(1,405,343)
Unfunded floating rate loan interests	7,384	(19)	80,000	27,234

	(15,398,745)	91,036,294	27,567,317	60,848,469

Net realized and unrealized gain (loss)	(19,030,880)	98,331,998	27,425,905	(6,718,200)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,480,882)	$133,795,468	$58,193,920	$90,752,936

(a)	Consolidated Statements of Operations.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Changes in Net Assets

	BHK			HYT(a)
	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Year Ended 08/31/18	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,549,998	$35,463,470	$38,873,788	$30,768,015	$97,471,136	$104,628,359
Net realized gain (loss)	(3,632,135)	7,295,704	6,290,767	(141,412)	(67,566,669)	10,579,959
Net change in unrealized appreciation (depreciation)	(15,398,745)	91,036,294	(50,558,303)	27,567,317	60,848,469	(51,859,315)

Net increase (decrease) in net assets resulting from operations	(7,480,882)	133,795,468	(5,393,748)	58,193,920	90,752,936	63,349,003

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(16,633,478)	(41,530,051)	(42,069,401)	(43,177,944)	(106,289,272)	(106,302,838)
From return of capital	(1,186,687)	—	—	(3,584,451)	—	—

Decrease in net assets resulting from distributions to shareholders	(17,820,165)	(41,530,051)	(42,069,401)	(46,762,395)	(106,289,272)	(106,302,838)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	—	—	—	(26,449,511)	(20,246,228)

NET ASSETS
Total increase (decrease) in net assets	(25,301,047)	92,265,417	(47,463,149)	11,431,525	(41,985,847)	(63,200,063)
Beginning of period	851,650,027	759,384,610	806,847,759	1,440,436,240	1,482,422,087	1,545,622,150

End of period	$826,348,980	$851,650,027	$759,384,610	$1,451,867,765	$1,440,436,240	$1,482,422,087

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

	BHK		HYT(a)
	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(7,480,882)	$133,795,468	$58,193,920	$90,752,936
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	207,545,849	317,922,067	406,848,102	1,473,012,379
Purchases of long-term investments	(203,612,574)	(288,641,451)	(525,091,420)	(1,279,647,035)
Net proceeds from sales (purchases) of short-term securities	3,959,291	(3,152,469)	457,000	—
Amortization of premium and accretion of discount on investments and other fees	977,439	2,255,643	1,143,380	(9,348)
Paid-in-kind income	—	—	397,983	(5,337,738)
Premiums received from options written	2,617,655	11,279,972	10,000	982,307
Premiums paid on closing options written	(1,443,384)	(9,102,465)	(368,143)	(103,558)
Net realized (gain) loss on investments options written	(978,322)	5,904,194	908,205	74,191,207
Net unrealized (appreciation) depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	15,022,843	(92,893,529)	(26,554,811)	(60,964,997)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	15,834	(15,710)	(1,321)	(62)
Dividends — unaffiliated	3,085	1	—	105,801
Interest — unaffiliated	485,211	89,608	(198,723)	1,705,181
Swaps	—	—	2,908	(2,908)
Variation margin on futures contracts	128,996	(267,648)	4,906	(7,219)
Variation margin on centrally cleared swaps	(192,195)	—	10,930	96,103
Swap premiums paid	(1,972)	11,445	(24,149)	236,858
Prepaid expenses	3,105	3,420	9,424	7,548
Other assets	—	4,022	—	—

Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	(420,000)	430,000	—	(760,000)
Collateral — OTC derivatives	(10,831,948)	14,266,843	—	—
Payables:				(267,648)
Investment advisory fees	444,223	13,820	1,016,265	(117,454)
Interest expense	1,012,234	(115,474)	(56,179)	(419,537)
Trustees’ and Officer’s fees	11,147	11,680	33,255	9,633
Variation margin on futures contracts	195,426	35,848	2,178	(40,032)
Variation margin on centrally cleared swaps	(2,777)	(173,630)	2,395	—
Swaps	—	—	—	(30,995)
Other accrued expenses	39,494	(42,540)	9,125	7,508
Swap premiums received	(24,393)	(72,316)	(33,206)	25,732

Net cash provided by (used for) operating activities	7,473,385	91,546,800	(83,277,976)	293,692,310

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(14,243,667)	(41,527,053)	(37,439,774)	(106,535,219)
Payments on bank borrowings	—	—	(178,000,000)	(694,000,000)
Payments on Common Shares redeemed	—	—	—	(27,223,380)
Proceeds from bank borrowings	—	—	299,000,000	533,000,000
Increase (decrease) in bank overdraft	—	(26,236)	(883,330)	721,532
Net borrowing of reverse repurchase agreements	(2,884,279)	(42,479,504)	—	—

Net cash (provided by) used for financing activities	(17,127,946)	(84,032,793	82,676,896	(294,037,067)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$145,960	$(81,863)	$16,613	$(7,204)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(9,508,601)	7,432,144	(584,467)	(351,961)
Restricted and unrestricted cash and foreign currency at beginning of period	17,538,968	10,106,824	4,285,189	4,637,150
Restricted and unrestricted cash and foreign currency at end of period	$8,030,367	$17,538,968	$3,700,722	$4,285,189

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$809,497	$7,370,760	$4,967,357	$18,438,535

FINANCIAL STATEMENTS	73

Statements of Cash Flows  (continued)

	BHK		HYT(a)
	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$94,669	$63,430	$782,055	$—
Cash pledged:
Collateral — OTC derivatives	1,788,000	1,698,000	410,000	410,000
Futures contracts	1,981,092	2,252,366	47,150	454,150
Centrally cleared swaps	3,264,940	1,881,940	1,418,000	975,000
Foreign currency at value	901,666	11,643,232	1,043,517	2,446,039

	$8,030,367	$17,538,968	$3,700,722	$4,285,189

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$63,430	$—	$—	$—
Cash pledged:
Collateral — reverse repurchase agreements	—	1,214,000	—	—
Collateral — OTC derivatives	1,698,000	4,520,000	410,000	—
Futures contracts	2,252,366	983,095	454,150	1,295,150
Centrally cleared swaps	1,881,940	1,553,940	975,000	3,342,000
Foreign currency at value	11,643,232	1,835,789	2,446,039	—

	$17,538,968	$10,106,824	$4,285,189	$4,637,150

(a)	Consolidated Statements of Cash Flows

See notes to financial statements.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BHK
	Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.79		$14.08	$14.96	$15.25	$14.29	$15.24

Net investment income(a)	0.22		0.66	0.72	0.76	0.79	0.86
Net realized and unrealized gain (loss)	(0.36)		1.82	(0.82)	(0.27)	1.01	(0.73)

Net increase (decrease) from investment operations	(0.14)		2.48	(0.10)	0.49	1.80	0.13

Distributions(b)
From net investment income	(0.27)		(0.73)	(0.78)	(0.78)	(0.84)	(1.04)
From net realized gain	(0.04)		(0.04)	—	—	—	—
From return of capital	(0.02)		—	—	—	—	—
In excess of net investment income(c)	—		—	—	—	—	(0.04)

Total distributions	(0.33)		(0.77)	(0.78)	(0.78)	(0.84)	(1.08)

Net asset value, end of period	$15.32		$15.79	$14.08	$14.96	$15.25	$14.29

Market price, end of period	$14.58		$14.56	$12.85	$14.10	$14.33	$12.63

Total Return(d)
Based on net asset value	(0.75	)%(e)	18.86%	(0.24)%	3.88%	13.67%	1.62%

Based on market price	2.43	%(e)	20.09%	(3.40)%	4.20%	20.85%	0.35%

Ratios to Average Net Assets
Total expenses	1.42	%(f)(g)	1.72%	1.60%	1.16%	0.97%	0.95	%(h)

Total expenses after fees waived and/or reimbursed	1.42	%(f)	1.72%	1.60%	1.16%	0.97%	0.95	%(h)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79	%(f)	0.77%	0.82%	0.78%	0.78%	0.82	%(h)

Net investment income	4.15	%(f)	4.63%	4.99%	5.19%	5.48%	5.83%

Supplemental Data
Net assets, end of period (000)	$826,349		$851,650	$759,385	$806,848	$822,549	$770,822

Borrowings outstanding, end of period (000)	$271,749		$273,621	$316,216	$289,078	$288,239	$303,651

Portfolio turnover rate(i)	21%		27%	28%	32%	35%	55%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Taxable distribution.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.45%.

(h)

Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 0.94%, 0.94% and 0.82% for the year ended August 31, 2015.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Period from 09/01/19 to 12/31/19	Year Ended August 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	11%	27%	28%	32%	35%	51%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	HYT
	Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2019	2018	2017		2016		2015

Net asset value, beginning of period	$11.82		$11.90	$12.22	$11.79		$12.06		$13.47

Net investment income(a)	0.25		0.79	0.83	0.85		0.82		0.87
Net realized and unrealized gain (loss)	0.22		(0.01)	(0.31)	0.47		(0.10)		(1.31)

Net increase (decrease) from investment operations	0.47		0.78	0.52	1.32		0.72		(0.44)

Distributions(b)
From net investment income	(0.35)		(0.86)	(0.84)	(0.89)		(0.99)		(0.97)
From return of capital	(0.03)		—	—	—		—		—

Total distributions	(0.38)		(0.86)	(0.84)	(0.89)		(0.99)		(0.97)

Net asset value, end of period	$11.91		$11.82	$11.90	$12.22		$11.79		$12.06	(c)

Market price, end of period	$11.20		$10.51	$10.70	$11.13		$10.88		$9.97

Total Return(d)
Based on net asset value	4.28	%(e)	8.06%	5.25%	12.41	%(f)	7.76%		(2.40	)%(c)

Based on market price	10.28	%(e)	6.86%	3.91%	10.94%		20.29%		(9.96)%

Ratios to Average Net Assets(g)
Total expenses	1.92	%(h)(i)	2.19%	1.99%	1.54%		1.39	%(j)	1.37%

Total expenses after fees waived and/or reimbursed	1.92	%(h)	2.19%	1.99%	1.54%		1.39%		1.37%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93	%(h)	0.92%	0.94%	0.91%		0.93%		0.96%

Net investment income	6.39	%(h)	6.87%	6.88%	7.04%		7.30%		6.88%

Supplemental Data
Net assets, end of period (000)	$1,451,868		$1,440,436	$1,482,422	$1,545,622		$1,492,948		$1,527,307

Borrowings outstanding, end of period (000)	$607,000		$486,000	$647,000	$649,000		$604,000		$631,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,392		$3,965	$3,292	$3,382		$3,472		$3,419

Portfolio turnover rate	20%		64%	65%	75%		66%		57%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain total return swaps were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on August 31, 2015.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 09/01/19 to 12/31/19	Year Ended August 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—%	0.01%	0.04%	0.11%	—%

(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.95%.

(j)

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.34%, 1.34% and 0.97%, respectively.

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Core Bond Trust	BHK	Delaware	Diversified
BlackRock Corporate High Yield Fund, Inc.	HYT	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On September 5, 2019, the Board approved a change in the fiscal year end of BHK and HYT, effective as of December 31, 2019, from August 31 to December 31.

Basis of Consolidation: The accompanying consolidated financial statements of HYT include the accounts of BLK HYT (Luxembourg) Investments, S.a.r.l., BLK HYV (Luxembourg) Investments, S.a.r.l., BLK COY (Luxembourg) Investments, S.a.r.l. and BLK CYE (Luxembourg) Investments, S.a.r.l. (collectively, the “Taxable Subsidiaries”), which are wholly-owned taxable subsidiaries of HYT which holds shares of private Canadian companies. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investment held by the Taxable Subsidiaries may be taxable to such subsidiary in Luxembourg. An income tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for HYT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for HYT. The net assets of the Taxable Subsidiaries as of period end were $596,674, which is less than 0.1% of HYT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiaries are subject to the same investment policies and restrictions that apply to HYT.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Trust’s distributions paid during the period.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trusts have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trusts have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trusts applied the amendments on a modified retrospective basis beginning with the fiscal period ended August 31, 2019. The adjusted cost basis of securities at August 31, 2019 are as follows:

BHK	$1,022,001,236
HYT	1,900,517,552

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of HYT were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a trust’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
BHK	Connect Finco Sarl	$221,645	$218,142	$222,545	$4,403
	McDermott Technology Americas Inc.	156,902	156,902	159,883	2,981
HYT	Connect Finco Sarl	2,070,463	2,029,053	2,078,869	49,816
	McDermott Technology Americas Inc.	1,588,647	1,588,647	1,618,831	30,184

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the period ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BHK were $269,385,412 and 2.02%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BHK’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
Barclays Bank PLC	$2,031,762	$(2,031,762)	$—	$—
Barclays Capital, Inc.	426,300	(426,300)	—	—
BNP Paribas S.A.	104,982,695	(104,982,695)	—	—
Cantor Fitzgerald & Company	27,910,568	(27,910,568)	—	—
Citigroup Global Markets, Inc.	20,798,164	(20,798,164)	—	—
HSBC Securities (USA), Inc.	33,157,610	(33,157,610)	—	—
J.P. Morgan Securities LLC	1,385,587	(1,385,587)	—	—
Nomura Securities International, Inc.	81,056,025	(81,056,025)	—	—

	$271,748,711	$(271,748,711)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $273,386,150 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Trust would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BHK pays the Manager a monthly fee at an annual rate equal to 0.50% of the average weekly value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, HYT pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities.

The Manager provides investment management and other services to the Taxable Subsidiaries. The Manager does not receive separate compensation from the Taxable Subsidiaries for providing investment management or administrative services. However, HYT pays the Manager based on HYT’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiaries.

Effective November 21, 2019, with respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and, with respect to BHK, BlackRock (Singapore) Limited (“BRS”) (together, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. Prior to December 1, 2019, this waiver and/or reimbursement was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	BHK		HYT
	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19
Amounts waived	$4,963	$8,714	$501	$1,773

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived for HYT were as follows:

	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19
Amounts waived	$38,680	$15,996

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized (Loss)
HYT	$10,813,963	$—	$—

7.	PURCHASES AND SALES

For the period ended December 31, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	BHK	HYT
Purchases	$305,641,822	$522,271,630
Sales	230,862,170	401,363,927

For the period ended December 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales
BHK	$102,713,291	$102,643,190

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2019 and period ended December 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

The tax character of distributions paid was as follows:

	BHK	HYT
Ordinary income
12/31/2019	$16,633,478	$43,177,944
8/31/2019	41,530,051	106,289,272
8/31/2018	42,069,401	106,302,838
Return of Capital
12/31/2019	1,186,687	3,584,451
8/31/2019	—	—
8/31/2018	—	—

12/31/2019	$17,820,165	$46,762,395

8/31/2019	$41,530,051	$106,289,272

8/31/2018	$42,069,401	$106,302,838

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

	BHK	HYT
Non-expiring Capital loss carryforwards(a)	(5,785,613)	(143,923,343)
Net unrealized gains (losses)(b)	77,777,307	19,765,334

	$71,991,694	$(124,158,009)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, deferral of compensation to trustees, the classification of investments, the investment in a wholly owned subsidiary and dividends recognized for tax purposes.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BHK	HYT
Tax cost	$1,125,314,333	$2,023,719,394

Gross unrealized appreciation	97,280,082	87,241,953
Gross unrealized depreciation	(15,289,213)	(55,531,636)

Net unrealized appreciation	$81,990,869	$31,710,317

9.	BANK BORROWINGS

HYT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to HYT. As of period end, HYT has not received any notice to terminate. HYT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment of $732,000,000 for HYT.

Advances will be made by SSB to HYT, at HYT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, HYT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to HYT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

HYT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the period ended December 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for HYT for loans under the revolving credit agreements were $555,491,803 and 2.65%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

BHK is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. HYT is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Each Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Trust was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in HYT’s Consolidated Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	HYT
	Shares	Amount
Year Ended August 31, 2019	2,645,529	$26,449,511
Year Ended August 31, 2018	1,909,403	$20,246,228

During the period from September 1, 2019 to December 31, 2019 HYT did not repurchase any shares.

For the period ended December 31, 2019, the year ended August 31, 2019, and year ended August 31, 2018, shares issued and outstanding remained constant for BHK.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BHK	$0.0676	$0.0676
HYT	0.0779	0.0779

(a)	Net investment income dividend paid on January 9, 2020 to Common Shareholders of record on December 31, 2019.
(b)	Net investment income dividend declared on February 3, 2020, payable to shareholders of record on February 14, 2020.

NOTES TO FINANCIAL STATEMENTS	89

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Core Bond Trust and BlackRock Corporate High Yield Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Core Bond Trust, including the schedule of investments, as of December 31, 2019, the related statements of operations and cash flows for the period from September 1, 2019 through December 31, 2019 and for the year ended August 31, 2019, the statements of changes in net assets for the period from September 1, 2019 through December 31, 2019 and for each of the two years in the period ended August 31, 2019, the financial highlights for the period from September 1, 2019 through December 31, 2019 and for each of the five years in the period ended August 31, 2019, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of BlackRock Corporate High Yield Fund, Inc. (collectively with the BlackRock Core Bond Trust, the “Funds”), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statements of operations and cash flows for the period from September 1, 2019 through December 31, 2019 and for the year ended August 31, 2019, the consolidated statements of changes in net assets for the period from September 1, 2019 through December 31, 2019 and for each of the two years in the period ended August 31, 2019, the consolidated financial highlights for the period from September 1, 2019 through December 31, 2019 and for each of the five years in the period ended August 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations and their cash flows for the period from September 1, 2019 through December 31, 2019 and for the year ended August 31, 2019, the changes in their net assets for the period from September 1, 2019 through December 31, 2019 and for each of the two years in the period ended August 31, 2019, and the financial highlights for the period from September 1, 2019 through December 31, 2019 and each of the five years in the period ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte &Touche LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the fiscal period ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	BHK	HYT
Qualified Dividend Income for Individuals(a)	September 2019	12.64%	3.95%
	October 2019 — December 2019	13.84	3.95
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	September 2019 — December 2019	8.84	2.80
Interest-Related Dividends and Qualified Short-Term Gains for Non-U.S. Residents(b)	September 2019	92.78	77.77
	October 2019 — December 2019	76.56	78.05
Federal Obligation Interest(c)	September 2019 — December 2019	9.23	0.00

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

IMPORTANT TAX INFORMATION	91

Disclosure of Sub-Advisory Agreements	BlackRock Core Bond Trust

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Core Bond Trust (the “Fund”), met in person on November 14-15, 2019 (the “November Meeting”) to consider the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the November Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the November Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended August 31, 2019. The factors considered by the Board at the November Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the November Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreements among the Fund, the Manager, (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreement	BlackRock Corporate High Yield Fund, Inc.

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Corporate High Yield Fund, Inc. (the “Fund”), met in person on November 14-15, 2019 (the “November Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the November Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the November Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended August 31, 2019. The factors considered by the Board at the November Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the November Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock International Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENT	93

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Trustee (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trusts serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Trustee of the Trusts.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BHK only.

TRUSTEE AND OFFICER INFORMATION	97

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trusts may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Trusts’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	99

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GO	General Obligation Bonds

IO	Interest Only

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PIK	Payment-In-Kind

RB	Revenue Bonds

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFBHK-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19
BlackRock Corporate High Yield Fund, Inc.	$82,895	$92,106	$0	$0	$7,700	$15,400	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,050,500	$2,050,500
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from August 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the four months ended December 31, 2019.
[4]

Non-audit fees of $2,050,500 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End 12/31/19[1]	Previous Fiscal Year End 8/31/19
BlackRock Corporate High Yield Fund, Inc.	$7,700	$15,400
[1]	The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the four months ended December 31, 2019.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End 12/31/19[1]	Previous Fiscal Year End 8/31/19
$2,050,500	$2,050,500

1The registrant changed its fiscal year end from October 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the four months ended December 31, 2019.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)   As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at

BlackRock, and Derek Schoenhofen, Managing Director at BlackRock. Messrs. Keenan, Garfin and Schoenhofen are the Fund’s co-portfolio managers. Mr. Keenan is responsible for setting the registrant’s overall investment strategy and overseeing the registrant’s investment process and performance. Messrs. Garfin and Schoenhofen are responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Mr. Keenan has been a member of the Fund’s portfolio management team since 2006. Messrs. Garfin and Schoenhofen have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Derek Schoenhofen	Managing Director of BlackRock since 2019; Director of BlackRock from 2006 to 2018; Vice President of BlackRock from 2000 to 2005.

(a)(2) As of December 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	19	31	15	0	10	13
	$30.68 Billion	$15.26 Billion	$7.21 Billion	$0	$8.78 Billion	$7.16 Billion
Mitchell Garfin	20	19	30	0	3	30
	$32.77 Billion	$12.57 Billion	$12.37 Billion	$0	$6.31 Billion	$12.37 Billion
Derek Schoenhofen	6	10	2	0	3	2
	$20.21 Billion	$9.97 Billion	$22.0 Million	$0	$5.63 Billion	$23.0 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

                  BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Garfin, Keenan and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Garfin, Keenan and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

    Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James E. Keenan	Over $1,000,000
Mitchell Garfin	$50,001 - $100,000
Derek Schoenhofen	$100,001-$500,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Corporate High Yield Fund, Inc.

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Corporate High Yield Fund, Inc.
Date: March 6, 2020